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-------------------------------------------
             LB SERIES FUND, INC.
-------------------------------------------

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Curved copy within art reads:
CHOICE [BULLET] PROTECTION [BULLET] ACCUMULATION

       Semiannual Report for
         Variable Products

           June 30, 1999

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Our Message to You

June 30, 1999

[PHOTO OF MR. BJELLAND OMITTED]

Dear Member,

In the investment world things can change dramatically in a matter of weeks or months. The last six months have been just such a time. After nearly two years of lopsided market returns that favored large company stocks, the markets have begun to shift, taking on a more dynamic investment environment. This is welcome news for advocates of asset diversification and long-term investing.

In the first half of 1999, both smaller-company stocks and high-yield bonds improved on their weak 1998 performances to take a greater share of the longest-running bull market in the history of the United States. At the same time, large-company growth stock valuations have come down somewhat, though hardly in the manner of a bursting bubble, as many had predicted.

These changes in the market come during a period of changing attitudes stemming from Year 2000 ("Y2K") issues. The "Y2K" problem refers to the ability of computers to accurately distinguish dates in their program codes for the year 2000 and beyond. Late last year and early this year, Y2K doomsayers dominated the news media, with predictions of large-scale disruptions in business and public services. Though these doom and gloom fears seem to have diminished, occasionally investors have approached me with Y2K concerns; specifically, many question whether they should reconsider their investment strategies as the new millennium approaches. I often tell them to use history as their guide.

The past 50 years have put the financial markets through nearly every imaginable test, including war, recession, oil crises, assassinations and major political upheaval. Though these events sometimes bring short-term volatility, the securities markets have not only withstood these tests but, over time, have thrived in spite of them. The Y2K issue is unprecedented, to be sure, but probably no more than other watershed events of history, each with its own array of momentous challenges.

Realistically, no investment professional can, in good faith, foretell the effects of Y2K, or offer a single financial solution for navigating these uncharted waters. Ultimately, the answers to Year 2000 investment concerns lie in each investor's risk tolerance. Lutheran Brotherhood members uncomfortable with market fluctuation, regardless of its source, should consult their LBSC registered representative.

If you would like more information about Lutheran Brotherhood's Y2K readiness efforts, check our Web site at www.luthbro.com. Or call 1-800-328-4552 to hear a prerecorded summary of our preparation efforts and leave your specific questions in our Y2K voice mailbox. If you have a specific Y2K question or concern, you can call our voice mailbox directly at (612) 340-6453, and you will be sent a response to your question in writing.

At Lutheran Brotherhood, we are firm in the belief that all investment decisions should be made in the context of risk diversification and a long-term investment strategy. Using these principles, we've built a family of investment products that remains an excellent means of achieving your financial goals. Thank you for choosing Lutheran Brotherhood to serve your financial needs.

Sincerely,

[/S/ROLF F. BJELLAND]

Rolf F. Bjelland
Chairman and President
LB Series Fund, Inc.



Economic Overview                                           June 30, 1999

Randall L. Boushek
Senior Vice President and Chief Investment Officer

[PHOTO OF MR. RANDALL L. BOUSHEK OMITTED]

A robust economy and growing technology sector fueled the U.S. stock market, but pressured the bond markets for the six-month period ending June 30, 1999. Countering predictions for slower growth, the U.S. economy continued the second-longest expansion in its history, providing ample rewards to investors who stayed the course through last summer's market tremors.

Equity Performance

Despite widening market breadth, investors once again favored large-company stocks over smaller issues throughout much of the period. The Dow Jones Industrial Average (DJIA) soared to new heights, gaining more in the first six months of 1999 than in all of 1998. After closing above the 10,000-point level for the first time on March 29, the DJIA closed the six-month reporting period with a 20.45% total return. The large-company Standard & Poor's 500 Index advanced 12.38%, aided by frenetic bidding for technology stocks.

April ushered in a significant shift in market sentiment, however. Increasingly, investors began trading out of large-company growth stocks in favor of smaller, value-oriented issues and economically sensitive "cyclical" stocks. This rotation in market leadership provided a much-needed boost to small- and medium-company stock prices.

Fixed Income Performance

A sharp worldwide rise in crude oil prices, coupled with stronger-than-expected U.S. economic growth, fostered inflation concerns among many bond investors, suppressing investment-grade bond prices. Following a global "flight to quality" in mid-1998, demand for U.S. Treasury bonds weakened significantly in the early part of 1999, driving U.S. Treasury yields upward.

In a turn of fortune from last year's subpar performance, however, high-yield bonds flourished late in the period, as investors showed renewed interest in higher-risk corporate issues. The Lehman Brothers High Yield Index returned a meager 2.20% for the six-month reporting period, slowing to a crawl in May and June after a four-month "catch up" sprint in the beginning of the year.

Continued Economic Growth

Strong consumer spending and technology-driven productivity gains drove the U.S. economy during the six-month period. Annualized U.S. gross domestic product (GDP) grew an impressive 6% during the fourth quarter of 1998, followed by a first quarter 1999 growth rate of 4.3%, and a second quarter rate of 2.3%. Though inflation inched slightly higher than 1998 levels, the Consumer Price Index was remarkably restrained, staying well below its 10- and 20-year historical averages. During the period, the U.S. unemployment rate remained at just over 4%, as tight labor markets fueled worries about future increases in wage costs.

Long-term interest rates rose significantly during the period, a consequence of continued strength in the U.S. economy and improving economic conditions elsewhere around the world. After briefly dipping below 5% late in 1998, the 30-year Treasury bond yield climbed to a peak of 6.16% in late June, and closed the second quarter at 5.97% on June 30.

Year 2000 Readiness Disclosure Statement

The Year 2000 issue ("Y2K") continues to be an area of focus for corporations and units of government worldwide. Y2K centers on the ability of computers and date-sensitive components to accurately distinguish dates in their program codes for the year 2000 and beyond. At Lutheran Brotherhood, we remain committed to minimizing the impact of Y2K on our investment portfolios. In keeping with our commitment, we have allocated significant resources to update and test our critical computer systems. Additionally, we have incorporated the Y2K issue into our investment research, reviewing the Y2K compliance efforts of securities issuers as part of our overall assessment of an investment's worth.

Outlook

The U.S. Federal Reserve set a new course for monetary policy by raising its targeted Fed Funds rate by 0.25% in May. The Federal Reserve's more hawkish posture, together with higher crude oil prices and higher Treasury bond yields, will likely slow economic activity in the coming months. While this could put some near-term pressure on stock market valuations, ultimately it could lead to longer, more sustainable gains in the securities markets.

Additionally, several key regions of the world are showing signs of emerging from recessionary conditions, which could help U.S. exports and temper the impact of rising long-term interest rates. The Japanese government has taken steps to stimulate its flagging economy, while other Asian nations like Korea and Malaysia are beginning to see modest economic growth after being in recessions last year. In Latin America, Mexico continues to serve as a foundation for economic recovery.

All in all, in spite of periodic hiccups, the U.S. economy remains the envy of the world. Its remarkable health and staying power should continue to reward investors in financial assets over the long haul.

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Curved copy within art reads:
CHOICE [BULLET] PROTECTION [BULLET] ACCUMULATION



Opportunity Growth Portfolio Review

[PHOTO OF MR. RICHARD T. WHITNEY]

Richard T. Whitney is portfolio manager of the Opportunity Growth Portfolio and a managing director of T. Rowe Price Associates, the investment subadvisor for the Portfolio. Rich has been with T. Rowe Price since 1985 and heads the firm's investment advisory committee. Rich is a Chartered Financial Analyst.

Following a rebound at the end of 1998, prices for small-company stocks improved further in the first half of 1999. Initially the gains were limited to a few small companies with exceptionally high growth rates, particularly Internet firms, and stocks of small companies with greater market capitalizations. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price for those shares.) Eventually, however, continued evidence of strong economic growth triggered a shift in demand from growth stocks into economically sensitive "cyclical" issues and value-oriented shares, which boosted prices for a wider range of small-company stocks.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Short-Term
Securities           1.6%

Common
Stocks              98.4%


We cautiously added investments in firms with higher growth rates, while remaining wary of the exhuberance some investors show for such stocks, and kept our primary focus on stocks with more reasonable valuations. This strategy, which included a low exposure to speculative Internet shares, caused the Opportunity Growth Portfolio to underperform its market benchmark for the current reporting period. During the six months ended June 30, 1999, the Portfolio had a total return (based on NAV) of 2.59%, versus 9.24% for the Russell 2000 Index.

[GRAPHIC OMITTED: Top 10 Holdings]

Top 10 Holdings                % of Portfolio

Proxim, Inc.                         0.9%

Sanmina Corp.                        0.8%

QLogic Corp.                         0.8%

VISX, Inc.                           0.8%

QRS Corp.                            0.8%

Comverse Technology, Inc.            0.7%

Symbol Technologies, Inc.            0.7%

Lattice Semiconductor Corp.          0.7%

Veritas Software Corp.               0.7%

Level One Communications, Inc.       0.7%

Footnote reads:
These holdings represent 7.6% of the total investment portfolio.


Focus on Growth at a Reasonable Price

As investors shifted into higher-growth stocks in the first months of 1999, strong performances by holdings in the media, financial services, and natural resources sectors helped offset disappointing returns from stocks of health care, business services, and consumer cyclical firms. At this point, we found attractive opportunities in reasonably priced stocks with stronger growth rates--especially in the technology, business services, health care, and media sectors. Though they were experiencing a near-term rally, we continued to de-emphasize stocks in the economically sensitive natural resource and basic materials groups due to their slower rates of growth.

Strong performances by holdings in the telecommunications and technology sectors bolstered the Portfolio's return in the second quarter, along with energy shares that benefited from rising oil prices. Shares of health care companies continued to lag, particularly pharmaceutical firms, amid concern about new drug price regulation. Holdings in the financial sector also underperformed, due to rising interest rates.


[GRAPHIC OMITTED: Top 10 Industries]

Top 10 Industries

Computer Service & Software      17.8%

Media & Communications            8.6%

Business Services                 8.1%

Electronic Components             7.8%

Retail                            7.2%

Bank & Finance                    6.1%

Hospital Supplies & Management    5.2%

Pharmaceuticals                   3.9%

Electronic Systems                2.9%

Telecommunications Equipment      2.8%

Footnote reads:
These holdings represent 70.3% of the total investment portfolio.


During the second quarter we sold shares of Clear Channel Communications, (an operator of television stations), Kroger Co. (a supermarket chain)--two stocks we obtained via acquisitions of original investments--and Sawtek, Inc., (a producer of electric components). We added shares of Macromedia (a maker of software for the Internet), Duane Reade (a drugstore chain), and MacDermid (a chemical manufacturer).

As of June 30, 1999, stocks in the Portfolio had a median projected growth rate of 23%, versus a rate of 16% for the Russell 2000 Index. The Portfolio remained widely diversified, with the top 25 holdings representing only 17% of total assets.


LB Series Fund, Inc.

Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of small companies.

Portfolio Facts
Inception Date:      1/18/96
Total Net Assets
(in millions):        $355.8


Small-Cap Sector Still Offers Value

Although some small-cap shares have now become expensive, far more still offer good value. Share prices for the sector remain significantly lower compared to company earnings than for the stock market as a whole.

Having emphasized stocks of firms that can improve their earnings even if the economy slows, we believe the Portfolio is well positioned for changes in economic conditions. As always, we plan to make the most of investment opportunities that future market fluctuations might bring.


[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 1/31/96]

Performance Through June 30, 1999

Growth of $10,000 Invested Since 1/31/96

               Opportunity         Russell              Consumer
               Growth              2000                 Price
Date           Portfolio           Index                Index
----           -----------         -------              --------
1996           $10,000             $10,000              $10,000
1996            10,416              10,312               10,032
1996            10,722              10,525               10,084
1996            11,944              11,089               10,123
1996            12,716              11,525               10,142
1996            11,871              11,052               10,149
1996            10,855              10,087               10,168
1996            11,499              10,673               10,188
1996            12,342              11,090               10,220
1996            11,364              10,920               10,253
1996            10,954              11,369               10,272
1996            11,302              11,667               10,272
1997            11,528              11,901               10,304
1997            10,533              11,613               10,337
1997             9,415              11,065               10,363
1997             9,009              11,095               10,376
1997            10,338              12,329               10,369
1997            10,887              12,858               10,382
1997            11,454              13,456               10,395
1997            11,721              13,764               10,415
1997            13,018              14,772               10,440
1997            12,246              14,123               10,466
1997            11,776              14,032               10,460
1997            11,407              14,277               10,447
1998            11,063              14,052               10,466
1998            11,739              15,090               10,486
1998            12,175              15,712               10,505
1998            12,216              15,798               10,525
1998            11,219              14,947               10,544
1998            11,305              14,978               10,557
1998            10,451              13,765               10,570
1998             8,200              11,094               10,583
1998             8,812              11,963               10,596
1998             9,345              12,451               10,622
1998             9,990              13,104               10,622
1998            11,066              13,915               10,615
1999            10,904              14,096               10,641
1999             9,855              12,959               10,654
1999            10,027              13,162               10,687
1999            10,242              14,341               10,764
1999            10,645              14,553               10,764
1999            11,352              15,207               10,764

*See accompanying notes to Portfolio Management Reviews.

[INSET BOX ON CHART READS:]

Opportunity Growth
Portfolio

Annualized Total Returns*
-------------------------
Since Inception
1/18/96             5.35%
1 Year              0.41%


Mid Cap Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Brian L. Thorkelson]

Brian L. Thorkelson is portfolio manager for the Mid Cap Growth Portfolio. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

After lagging large-company stocks for most of 1998, stocks of medium-sized companies gained on large-capitalization shares in the first six months of 1999. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price for those shares.) The better performance by medium-capitalization stocks came as investors became more confident in the economy and recognized the attractive values available in the mid-cap sector.

A general emphasis on stocks in high-growth sectors like technology and telecommunications, as well as strong returns from many individual holdings, helped the Mid Cap Growth Portfolio outperform its market benchmark during this time. For the six months ended June 30, 1999, the Portfolio had a total return (based on NAV) of 15.06%. Over the same time, the Standard & Poor's 400 Mid-Cap Index had a return of 6.87%.


[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Short-Term Securities       2.0%
Common Stocks              98.0%


Strong Returns from Technology Shares

For some time the Portfolio has been overweighted in technology, energy, health care, and biotechnology stocks compared to its benchmark and underweighted in basic materials and capital goods shares. Technology stocks, particularly those of communications services and Internet firms, gained strongly during the period. Top performers included Western Wireless Corp., Uniphase Corp., Xilinx, Inc., and Teradyne, Inc. The Portfolio also enjoyed strong returns from its selection of financial stocks. Of further benefit was an underweighting in shares of utility firms, which lagged due to rising interest rates. These factors more than offset disappointing returns from health care companies like Total Renal Care Holdings, Inc., Quintiles Transnational Corp., and Health Management Associates, Inc., which suffered under government health care regulations and new Medicare payment policies.

[GRAPHIC OMITTED: Top 10 Holdings]


Top 10 Holdings                              % of Portfolio

Comverse Technology, Inc.                         0.9%

Finova Group, Inc.                                0.9%

Biogen, Inc.                                      0.8%

Xilinx, Inc.                                      0.8%

Vitesse Semiconductor Corp.                       0.8%

Circuit City Stores, Inc.                         0.8%

ADC Telecommunications, Inc.                      0.8%

Novell, Inc.                                      0.8%

Linear Technology Corp.                           0.8%

Tyco International, Ltd.                          0.7%

Footnote reads:
These holdings represent 8.1% of the total investment portfolio.


[GRAPHIC OMITTED: Top 10 Industries]

Top 10 Industries

Electronic Equipment             13.3%

Computer Software                10.8%

Retail                            9.3%

Bank & Finance                    8.0%

Services                          7.5%

Drugs & Health Care               6.8%

Telecommunications Equipment      5.3%

Oil & Oil Service                 4.9%

Telephone & Telecommunications    3.9%

Media & Communications            2.8%

Footnote reads:
These holdings represent 72.6% of the total investment portfolio.

LB Series Fund, Inc.

Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

Portfolio Facts
Inception Date:      1/30/98
Total Net Assets
(in millions):       $150.3


After increasing the Portfolio's technology weighting through April, we began to take profits in certain companies that we felt had become overpriced--particularly Internet-related firms. We also took profits in some capital goods firms that had performed well as greater confidence attracted investors to economically sensitive sectors. At the same time, we increased shares of semi-conductor manufacturers, communications services, and energy firms that we believe have greater potential for earnings growth. At the end of the period, we were overweighted in technology, health care, and consumer services shares versus the benchmark and slightly underweighted in consumer cyclical shares.

Mid-Sized Companies Remain Attractive

If investor confidence in the economy continues, shares of mid-sized firms should enjoy further gains. Although the prices for many of these stocks have risen sharply, mid-caps still offer good value given the strong growth potential for medium-sized firms and the increasingly expensive prices for stocks of larger companies. We plan to remain overweighted in technology stocks for the foreseeable future, because of the strong growth opportunities in that sector. We also expect to maintain an overweighting in health care issues, whose prices have become especially attractive in recent months.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 1/30/98]

Performance Through June 30, 1999

Growth of $10,000 Invested Since 1/30/98

                Mid Cap
                Growth             S&P Mid Cap      Consumer
Date            Portfolio          400 Index        Price Index
----            ------------       ---------        -----------
1998            $10,000            $10,000          $10,000
1998             10,732             10,828           10,019
1998             11,132             11,316           10,037
1998             11,224             11,523           10,056
1998             10,650             11,005           10,074
1998             10,968             11,074           10,087
1998             10,457             10,645           10,099
1998              8,344              8,665           10,111
1998              8,868              9,498           10,124
1998              9,393             10,347           10,149
1998             10,084             10,864           10,149
1998             11,162             12,176           10,142
1999             11,588             11,702           10,167
1999             10,939             11,089           10,179
1999             11,624             11,400           10,210
1999             12,050             12,298           10,285
1999             11,920             12,352           10,285
1999             12,843             13,014           10,285

*See accompanying notes to Portfolio Management Reviews.

[INSET BOX ON CHART READS:]

Mid Cap Growth Portfolio

Annualized Total Returns*
--------------------------
Since Inception
1/30/98             19.36%
1 Year              17.09%


World Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Martin G. Wade]

Martin G. Wade is chief executive officer and vice chairman of Rowe Price-Fleming International, the investment subadvisor for the World Growth Portfolio. He heads the Portfolio's investment management team and has done so since the Portfolio's inception in January 1996. Martin has been working in research and investment management since 1968 and has been with Rowe Price-Fleming since 1979.

With greater economic stability overseas in the first half of 1999, foreign stock prices generally strengthened. Stocks in Latin America, Japan, and other parts of Asia led the rally, while issues of European companies fell slightly in value. Having been underweighted in Japanese stocks compared to the Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index for some time, the World Growth Portfolio received slightly less benefit from the economic rebound in Japan. At the same time, the Portfolio held a greater weighting of European stocks than the Index.

The Portfolio enjoyed strong returns from many individual securities, however, especially its specific investments in Japan. This, plus robust gains from holdings in Latin America, a region not represented in the EAFE Index, helped the Portfolio earn a return comparable to that of its benchmark. For the six months ended June 30, 1999, the Portfolio earned a total return (based on NAV) of 4.00%, versus 4.11% for the EAFE Index.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]


Portfolio Composition
(% of Portfolio)

Short-Term Securities             5.5%
Preferred Stocks                  0.5%
Common Stocks & Warrants         94.0%


[GRAPHIC OMITTED: Top 10 Countries]

Top 10                               % of
Countries                          Portfolio

Japan                               18.3%

United Kingdom                      17.1%

France                              10.7%

Netherlands                          9.7%

Switzerland                          6.9%

Germany                              6.3%

Italy                                4.8%

Sweden                               3.5%

Spain                                3.2%

Hong Kong                            2.5%

Footnote reads:
These countries represent 83.0% of the total investment portfolio.


New Opportunities

As continued economic stabilization drew investors back to Asia, stock prices rose in that region. Despite a brief currency crisis in January, prices for stocks in Latin America also improved, mostly due to falling interest rates, stronger oil prices, and greater investor confidence. Stock prices edged lower in Europe, however, on disappointing economic news and weaker values for the "Euro," the new currency of the European Economic Union.

During the period, we took profits in European stocks that had performed well and bought shares in the region with greater growth potential. Given the rapid rise in savings among European consumers, we added investments in several insurance firms. We also bought shares of European telecommunications, business services, media, and retail firms. We also added telecommunications shares in Asia, bank shares in Singapore, and retail and electronics firms in Japan. In Latin America we sold shares of an energy company in Argentina.

[GRAPHIC OMITTED: Top 10 Holdings]

                                                           % of
Top 10 Holdings                  Country                 Portfolio

National Westminster Bank         U.K.                     2.3%

SmithKline Beecham plc            U.K.                     1.9%

Shell Transport & Trading Co.     U.K.                     1.8%

Wolters Kluwer                    Netherlands              1.7%

Nestle SA                         Switzerland              1.6%

Vivendi                           France                   1.4%

ING Groep NV                      Netherlands              1.4%

Kingfisher                        U.K.                     1.3%

Glaxo Wellcome                    U.K.                     1.3%

Novartis AG                       Switzerland              1.2%

Footnote reads:
These holdings represent 15.9% of the total investment portfolio.


World Growth Portfolio seeks long-term capital growth by investing primarily in common stocks issued by established non-U.S. companies.

Portfolio Facts
Inception Date:      1/18/96
Total Net Assets
(in millions):       $404.4

Positive Economic Trends

International economies and markets are poised for further improvement and should withstand a decline in U.S. consumer demand if growth slows here. An economic recovery, along with a hectic pace for corporate merger and acquisition activity, should help European markets strengthen. Strong currencies in Latin America, along with falling interest rates and business reforms in Brazil and Mexico, have put that region on more solid economic footing.

Stocks in many Asian markets could benefit from further economic improvement if recent corporate restructuring in the region continues. Corporate restructuring will be particularly important in Japan, if unemployment and consumption are to improve. Because Japanese stock prices already reflect much of the country's good economic news, however, further gains for Japanese stocks may be limited in the near term.


[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 1/31/96]

Performance Through June 30, 1999

Growth of $10,000 Invested Since 1/31/96

                 World               MSCI
                 Growth Consumer     EAFE
Date             Portfolio Price     Index             Index
----             ---------------     ----------        -----------
1996             $10,000             $10,000           $10,000
1996               9,974              10,036            10,032
1996              10,098              10,252            10,084
1996              10,355              10,552            10,123
1996              10,336              10,360            10,142
1996              10,468              10,421            10,149
1996              10,137              10,119            10,168
1996              10,290              10,143            10,188
1996              10,534              10,415            10,220
1996              10,481              10,311            10,253
1996              10,965              10,723            10,272
1996              11,025              10,588            10,272
1997              10,871              10,220            10,304
1997              10,983              10,389            10,337
1997              10,967              10,430            10,363
1997              11,035              10,487            10,376
1997              11,738              11,172            10,369
1997              12,239              11,791            10,382
1997              12,568              11,985            10,395
1997              11,433              11,092            10,415
1997              12,195              11,715            10,440
1997              11,306              10,816            10,466
1997              11,276              10,708            10,460
1997              11,335              10,805            10,447
1998              11,737              11,302            10,466
1998              12,423              12,030            10,486
1998              12,851              12,402            10,505
1998              12,952              12,503            10,525
1998              12,928              12,445            10,544
1998              12,924              12,542            10,557
1998              13,082              12,673            10,570
1998              11,483              11,105            10,583
1998              11,226              10,768            10,596
1998              12,223              11,893            10,622
1998              12,781              12,505            10,622
1998              13,233              13,002            10,615
1999              13,102              12,967            10,641
1999              12,870              12,661            10,654
1999              13,391              13,192            10,687
1999              13,887              13,731            10,764
1999              13,256              13,026            10,764
1999              13,762              13,537            10,764

*See accompanying notes to Portfolio Management Reviews.

[INSET BOX ON CHART READS:]

World
Growth Portfolio

Annualized Total Returns*
--------------------------
Since inception
1/18/96          9.74%
1 Year           6.48%


Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Scott A. Vergin]

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994, and has managed securities at Lutheran Brotherhood since 1984.


As greater economic confidence encouraged investors to move from stocks of large, high-growth companies into shares of small- and medium-sized firms, the Growth Portfolio benefited from a continued overweighting in the strongly performing technology sector compared to its benchmark index. This, plus exceptional returns from many individual holdings, helped the Portfolio outperform its market benchmark for the six months ended June 30, 1999. During that time, the Portfolio earned a total return (based on NAV) of 17.64%, versus a return of 12.38% for the Standard & Poor's 500 Index.

Technology Shares Boost Returns

In the first quarter of 1999, when investors continued to favor large, high-quality growth stocks, the Portfolio benefited from its focus on such issues. An overweighting in the sharply rising technology sector compared to the S&P 500 Index also bolstered returns at this time, and in the second quarter, as many investors shifted into stocks of firms with lesser market capitalizations. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price for those shares.) Returns were particularly strong for telecommunications companies like Motorola, Inc., Lucent Technologies, Inc., and Tellabs, Inc.; software firms like Novell, Inc.; and semiconductor firms like Texas Instruments, Inc., and Xilinx, Inc.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Short-Term Securities           2.0%
Common Stocks                  98.0%

[GRAPHIC OMITTED: Top 10 Holdings]

Top 10 Holdings                                     % of Portfolio

Cisco Systems, Inc.                                      2.6%

Microsoft Corp.                                          2.3%

Tyco International, Ltd.                                 1.7%

General Electric Co.                                     1.6%

MCI Worldcom, Inc.                                       1.6%

American International Group, Inc.                       1.2%

America Online, Inc.                                     1.2%

International Business Machines Corp.                    1.2%

Intel Corp.                                              1.2%

AT&T Corp.                                               1.2%

Footnote reads:
These holdings represent 15.8% of the total investment portfolio.


Returns were also robust during the period for stocks in the media group, another area where the Portfolio was overweighted. Biotechnology stocks like Biogen, Inc., Amgen, Inc., and MedImmune, Inc., performed well, too. De-emphasizing financial stocks further benefited the Portfolio's returns, as rising interest rates caused that sector to lag. These factors more than compensated for disappointing returns from shares of drug, food, and beverage firms.

During the period we traded some investments in large growth stocks for shares of smaller firms with greater economic sensitivity. In doing so we reduced investments in health care, food, and beverage firms and increased shares in the biotech and media sectors. We also added shares of oil firms, which benefited from rising oil prices. At the same time, large gains from holdings in technology firms increased the weighting for that sector.

[GRAPHIC OMITTED: Top 10 Industries]

Top 10 Industries

Bank & Finance                     13.0%

Retail                             10.2%

Drugs & Health Care                 9.8%

Computer & Office Equipment         8.8%

Telephone & Telecommunications      7.7%

Computer Software                   7.1%

Electronic Equipment                6.9%

Telecommunications Equipment        5.5%

Oil & Oil Service                   4.1%

Conglomerates                       3.8%

Footnote reads:
These holdings represent 76.9% of the total investment portfolio.


Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established companies.

Portfolio Facts
Inception Date:      1/9/87
Total Net Assets
(in millions):      $3,991.5


Stock Selection Remains Key

If concerns about inflation cause the Federal Reserve to raise interest rates further, increasing the likelihood of slower economic growth, investors may again prefer the greater earnings reliability of large, high-growth companies. As in previous periods of economic uncertainty, prices for stocks of companies with earnings disappointments could be severely punished, giving stock selection a key role in investment returns.

In addition to emphasizing individual stocks with strong earnings potential, we plan to keep a sizable portion of the Portfolio in the high-growth technology sector. Because rising interest rates have driven down prices of financial firms, some of these shares have become especially attractive. As a result, we may add to our holdings from that group.


[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 12/31/88]

Performance Through June 30, 1999

Growth of $10,000 Invested Since 6/30/89

                  Growth             S & P 500            Consumer
Date              Portfolio          Index                Price Index
----              ---------          ---------            -----------
1989              $10,000            $10,000              $10,000
1989               10,850             10,913               10,024
1989               11,279             11,115               10,040
1989               11,339             11,071               10,073
1989               10,767             10,823               10,121
1989               11,001             11,032               10,145
1989               11,034             11,298               10,161
1990               10,176             10,550               10,266
1990               10,412             10,667               10,314
1990               10,754             10,956               10,371
1990               10,596             10,694               10,387
1990               11,724             11,714               10,411
1990               11,810             11,645               10,467
1990               11,571             11,616               10,508
1990               10,615             10,555               10,604
1990                9,943             10,043               10,693
1990                9,923             10,011               10,757
1990               10,534             10,646               10,782
1990               10,817             10,943               10,782
1991               11,513             11,431               10,846
1991               12,361             12,228               10,862
1991               12,687             12,529               10,878
1991               12,687             12,571               10,894
1991               13,366             13,094               10,927
1991               12,688             12,501               10,959
1991               13,382             13,099               10,975
1991               13,861             13,393               11,007
1991               13,740             13,170               11,056
1991               14,048             13,364               11,072
1991               13,576             12,809               11,104
1991               15,290             14,275               11,112
1992               15,259             14,025               11,128
1992               15,405             14,189               11,168
1992               15,025             13,913               11,225
1992               15,082             14,339               11,241
1992               15,208             14,388               11,257
1992               14,868             14,177               11,297
1992               15,363             14,775               11,322
1992               15,041             14,457               11,354
1992               15,248             14,625               11,386
1992               15,642             14,693               11,426
1992               16,428             15,172               11,442
1992               16,533             15,363               11,434
1993               16,819             15,504               11,491
1993               16,774             15,699               11,531
1993               17,240             16,031               11,571
1993               16,925             15,662               11,604
1993               17,361             16,055               11,620
1993               17,378             16,108               11,636
1993               17,329             16,060               11,636
1993               17,965             16,653               11,668
1993               18,131             16,525               11,692
1993               18,291             16,884               11,741
1993               17,799             16,705               11,749
1993               18,203             16,914               11,749
1994               18,775             17,501               11,781
1994               18,268             17,009               11,821
1994               17,381             16,271               11,861
1994               17,358             16,494               11,878
1994               17,380             16,736               11,886
1994               16,787             16,326               11,926
1994               17,188             16,879               11,958
1994               17,970             17,560               12,006
1994               17,678             17,128               12,039
1994               17,928             17,527               12,047
1994               17,223             16,877               12,063
1994               17,355             17,125               12,063
1995               17,737             17,582               12,111
1995               18,435             18,254               12,160
1995               18,960             18,799               12,200
1995               19,509             19,361               12,240
1995               20,112             20,107               12,264
1995               20,992             20,575               12,289
1995               22,117             21,273               12,289
1995               22,185             21,315               12,321
1995               22,879             22,213               12,345
1995               22,942             22,148               12,385
1995               23,782             23,103               12,377
1995               23,822             23,549               12,369
1996               24,400             24,366               12,442
1996               24,909             24,575               12,482
1996               24,995             24,816               12,546
1996               25,889             25,194               12,595
1996               26,459             25,816               12,619
1996               26,115             25,916               12,627
1996               24,990             24,781               12,651
1996               25,973             25,297               12,675
1996               27,552             26,716               12,716
1996               28,023             27,469               12,756
1996               29,804             29,535               12,780
1996               29,161             28,950               12,780
1997               31,090             30,777               12,820
1997               30,698             31,002               12,861
1997               29,253             29,724               12,893
1997               30,613             31,511               12,909
1997               32,783             33,405               12,901
1997               34,178             34,905               12,917
1997               37,203             37,683               12,933
1997               35,724             35,565               12,957
1997               37,702             37,525               12,990
1997               36,448             36,286               13,022
1997               37,434             37,952               13,014
1997               37,962             38,605               12,998
1998               38,227             39,049               13,022
1998               40,923             41,849               13,046
1998               42,988             43,995               13,070
1998               43,727             44,444               13,094
1998               42,668             43,653               13,119
1998               44,304             45,430               13,135
1998               43,819             44,957               13,151
1998               36,414             38,452               13,167
1998               39,171             40,905               13,183
1998               42,231             44,255               13,215
1998               44,981             46,928               13,215
1998               48,734             49,636               13,207
1999               51,800             51,711               13,239
1999               49,642             50,103               13,255
1999               52,788             52,107               13,296
1999               54,583             54,139               13,392
1999               53,476             52,861               13,392
1999               57,334             55,795               13,392

*See accompanying notes to Portfolio Management Reviews.


[INSET BOX ON CHART READS:]

Growth Portfolio

Annualized Total Returns*
-------------------------
10 Years           19.07%
5 Years            27.83%
1 Year             29.41%


High Yield Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Thomas N. Haag]

Thomas N. Haag is a Chartered Financial Analyst and portfolio manager for the High Yield Portfolio. He is an assistant vice president of Lutheran Brotherhood and has managed the Portfolio since January 1992. Tom has been with Lutheran Brotherhood since 1986.

In the first half of 1999 high-yield corporate bonds continued the rebound they began at the end of 1998. Although further economic strength pushed interest rates higher and reduced returns for Treasury bonds and investment-grade issues, an improving outlook for corporate earnings and an emphasis on value boosted returns for high-yield securities. The returns were particularly strong for debt of media and telecommunications firms, which represent a large portion of the High Yield Portfolio. The added emphasis on these issues helped the Portfolio earn a total return (based on NAV) of 6.83% for the six months ending June 30, 1999, and outpace its market benchmark, the Lehman Brothers High Yield Index, which earned a return of 2.20%.


[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Non-Convertible Preferred Stocks          8.5%
Common Stocks & Stock Warrants            5.1%
Convertible Preferred Stocks              2.7%
Short-Term Securities                     2.6%
Corporate Bonds                          81.1%

Maximizing the High-Yield Rebound

The prices for high-yield bonds from the fast-growing media/telecommunications group tend to fluctuate more than prices for high-yield bonds as a whole. When prices for high-yield issues fell sharply in the third quarter of 1998, the media/telecommunications group was hit particularly hard. The group was thus especially attractive to investors looking for value in the high-yield sector during the quarters that followed. Because we had added media/telecommunications issues when their prices were low, we were able to maximize returns when the group rebounded. The Portfolio also benefited from holdings in high-yield issues with lower credit ratings, which also outperformed during the period.


[GRAPHIC OMITTED: Top 10 Holdings]

Top 10 Holdings                             % of Portfolio

Intermedia Capital Partners                      1.1%

MCI Worldcom, Inc.                               1.0%

Covad Communications Group, Inc.                 0.8%

Wam!Net, Inc.                                    0.7%

Orion Network Systems, Inc.                      0.7%

Viatel, Inc.                                     0.7%

ICG Holdings, Inc.                               0.6%

Dan River, Inc.                                  0.6%

Dade International, Inc.                         0.6%

Millicom International Cellular                  0.6%

Footnote reads:
These holdings represent 7.4% of the total investment portfolio.


After a significant advance by the media/telecommunications group in 1999's first quarter, we took profits in some of the Portfolio's holdings there. As confidence in the economy improved, we traded some investments in issues with higher credit ratings for middle-quality debt. We also increased investments tied to economically sensitive sectors, such as chemicals and capital goods, which benefited from rising economic confidence. After rising oil prices boosted returns for energy issues that we'd bought early in the period, we took profits in some of those investments, as well.

[GRAPHIC OMITTED: Top 10 Industries]

Top 10 Industries

Telecommunications - Wireline          13.0%

Broadcasting                           12.1%

Telecommunications - Wireless           9.6%

Bank & Finance                          4.8%

Machinery & Equipment                   3.2%

Telecommunications - Data/Internet      2.7%

Food & Beverage                         2.7%

Drugs & Health Care                     2.6%

Hospital Management                     2.4%

Leisure & Entertainment                 2.2%

Footnote reads:
These bond holdings represent 55.3% of the total investment portfolio.


High Yield Portfolio seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

Portfolio Facts
Inception Date:      11/2/87
Total Net Assets
(in millions):      $1,503.5


High-Yield Sector Still Has Value

Although prices for high-yield bonds are now more in line with the prices for Treasuries and investment-grade issues, there is still plenty of value in the high-yield sector. While high-yield issues could underperform if investors fear higher inflation and slower growth, the sector could outperform if economic growth remains moderate and inflation stays in check.

If uncertainty about economic growth or bond supplies brings a sustained period of market choppiness, we may increase holdings in issues with higher credit quality. This, and the Portfolio's overweighting in shorter maturities, would help to stabilize the Portfolio's returns. As long as the economic signs are positive, however, we will look for new investment opportunities that may arise in economically sensitive sectors.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 6/30/89]

Performance Through June 30, 1999

Growth of $10,000 Invested Since 6/30/89

                                       Lehman
                    High Yield         High Yield           Consumer
Date                Portfolio          Index                Price Index
----                ----------         ----------           -----------
1989                $10,000            $10,000              $10,000
1989                  9,981              9,987               10,024
1989                 10,070             10,021               10,040
1989                  9,890              9,853               10,073
1989                  9,625              9,619               10,121
1989                  9,652              9,600               10,145
1989                  9,606              9,615               10,161
1990                  9,421              9,408               10,266
1990                  9,250              9,215               10,314
1990                  9,326              9,456               10,371
1990                  9,335              9,440               10,387
1990                  9,628              9,622               10,411
1990                  9,769              9,855               10,467
1990                  9,938             10,120               10,508
1990                  9,623              9,544               10,604
1990                  9,243              8,848               10,693
1990                  8,958              8,383               10,757
1990                  9,112              8,645               10,782
1990                  9,249              8,693               10,782
1991                  9,344              8,932               10,846
1991                  9,961              9,909               10,862
1991                 10,395             10,493               10,878
1991                 10,749             10,923               10,894
1991                 10,868             10,943               10,927
1991                 11,161             11,267               10,959
1991                 11,456             11,627               10,975
1991                 11,641             11,895               11,007
1991                 11,834             12,060               11,056
1991                 12,256             12,463               11,072
1991                 12,442             12,528               11,104
1991                 12,516             12,708               11,112
1992                 13,031             13,155               11,128
1992                 13,395             13,480               11,168
1992                 13,629             13,647               11,225
1992                 13,751             13,699               11,241
1992                 13,985             13,892               11,257
1992                 14,068             14,023               11,297
1992                 14,355             14,235               11,322
1992                 14,564             14,421               11,354
1992                 14,734             14,568               11,386
1992                 14,445             14,363               11,426
1992                 14,712             14,544               11,442
1992                 15,029             14,710               11,434
1993                 15,634             15,138               11,491
1993                 15,888             15,404               11,531
1993                 16,232             15,603               11,571
1993                 16,330             15,739               11,604
1993                 16,620             15,926               11,620
1993                 17,183             16,260               11,636
1993                 17,353             16,418               11,636
1993                 17,493             16,556               11,668
1993                 17,493             16,599               11,692
1993                 18,088             16,934               11,741
1993                 18,161             17,016               11,749
1993                 18,472             17,227               11,749
1994                 19,043             17,601               11,781
1994                 18,975             17,555               11,821
1994                 18,254             16,891               11,861
1994                 18,020             16,776               11,878
1994                 18,111             16,785               11,886
1994                 18,188             16,837               11,926
1994                 18,055             16,980               11,958
1994                 18,195             17,100               12,006
1994                 18,101             17,102               12,039
1994                 18,154             17,143               12,047
1994                 17,765             16,927               12,063
1994                 17,661             17,052               12,063
1995                 17,718             17,284               12,111
1995                 18,410             17,877               12,160
1995                 18,593             18,070               12,200
1995                 19,050             18,529               12,240
1995                 19,456             19,048               12,264
1995                 19,551             19,176               12,289
1995                 20,171             19,417               12,289
1995                 20,257             19,478               12,321
1995                 20,449             19,717               12,345
1995                 20,545             19,839               12,385
1995                 20,784             20,014               12,377
1995                 21,122             20,328               12,369
1996                 21,614             20,686               12,442
1996                 22,160             20,702               12,482
1996                 21,951             20,688               12,546
1996                 22,099             20,733               12,595
1996                 22,346             20,858               12,619
1996                 22,166             21,031               12,627
1996                 22,009             21,128               12,651
1996                 22,363             21,356               12,675
1996                 23,128             21,871               12,716
1996                 23,064             22,039               12,756
1996                 23,303             22,473               12,780
1996                 23,561             22,635               12,780
1997                 23,844             22,857               12,820
1997                 24,192             23,216               12,861
1997                 23,421             22,870               12,893
1997                 23,425             23,110               12,909
1997                 24,323             23,604               12,901
1997                 25,020             23,933               12,917
1997                 25,880             24,591               12,933
1997                 25,965             24,534               12,957
1997                 26,773             25,020               12,990
1997                 26,535             25,042               13,022
1997                 26,621             25,283               13,014
1997                 26,883             25,505               12,998
1998                 27,450             25,964               13,022
1998                 27,833             26,118               13,046
1998                 28,199             26,363               13,070
1998                 28,090             26,466               13,094
1998                 27,993             26,559               13,119
1998                 28,130             26,654               13,135
1998                 28,302             26,806               13,151
1998                 26,018             25,326               13,167
1998                 25,632             25,440               13,183
1998                 25,095             24,919               13,215
1998                 26,340             25,953               13,215
1998                 26,479             25,981               13,207
1999                 27,060             26,366               13,239
1999                 26,851             26,210               13,255
1999                 27,345             26,459               13,296
1999                 28,436             26,973               13,392
1999                 27,990             26,609               13,392
1999                 28,286             26,553               13,392

*See accompanying notes to Portfolio Management Reviews.


[INSET BOX ON CHART READS:]

High Yield Portfolio

Annualized Total Returns*
-------------------------
10 Years           10.95%
5 Years             9.23%
1 Year              0.56%


[GRAPHIC OMITTED: BAR CHART MOODY'S BOND QUALITY RATING DISTRIBUTION]

MOODY'S BOND QUALITY RATING DISTRIBUTION

Aaa              0.0%
Aa               0.0%
A                0.4%
Baa              0.4%
Ba              19.3%
B               55.3%
Caa             14.8%
Ca               1.7%
C                0.0%
D                0.2%
Not Rated        7.9%


Income Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Charles E. Heeren]

Charles E. Heeren is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He is a vice president of Lutheran Brotherhood and has managed the Portfolio since its inception in January 1987. Chuck has been with Lutheran Brotherhood since 1976.

Early in the year, as greater economic confidence reversed the "flight to quality" that had favored Treasury bonds over corporate issues for most of 1998, corporate bonds outperformed Treasuries. Then, in May of 1999, as interest rates rose and supplies of corporate issues grew faster than demand, corporate bonds began to underperform.

By anticipating many of these changes, we helped to reduce the effect of falling bond prices on returns for the Income Portfolio. However, an added emphasis on longer-term issues, which tend to be more sensitive to price changes, caused the Portfolio to slightly underperform its benchmark for the current reporting period. For the six months ended June 30, 1999, the Portfolio earned a total return (based on NAV) of -2.46%, versus -1.37% for the Lehman Aggregate Bond Index.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Corporate Bonds                  54.4%
Common Stocks                     0.1%
Preferred Stocks                  0.7%
Foreign Government Bonds          3.2%
U.S. Government Agency            3.5%
Short-Term Securities             5.7%
Asset-Backed Securities           8.8%
Mortgage-Backed Securities        9.2%
U.S. Government                  14.4%


Anticipating Market Changes

In the fourth quarter of 1998, when prices for high-quality corporate bonds and issues of U.S. government agencies had become quite attractive, we traded some of the Portfolio's Treasury holdings for agencies and corporates with high credit quality. Besides giving the Portfolio added income, these issues performed well as investors moved out of Treasuries during the first quarter of 1999. With continued brightening of the U.S. economic outlook, we further reduced investments in government issues and selectively added corporate debt with slightly higher yields and somewhat lower credit ratings. Among these additions were corporates from economically sensitive "cyclical" sectors, which investors favored as their confidence in the economy grew. Of particular benefit were new investments from the energy sector, which performed well as oil prices rose.


[GRAPHIC OMITTED: Top 10 Holdings]

                                                                 % of
Top 10 Holdings                       Security Type            Portfolio
----------------------------------------------------------------------------
U.S. Treasury Bonds (Nov. 2022)       U.S. Government            5.9%

U.S. Treasury Bonds (Aug. 2023)       U.S. Government            2.9%

Federal Home Loan Mortgage Corp.
(Jul. 2029)                           Mortgage-backed            2.9%

Government National Mortgage
Association (Apr. 2029)               Mortgage-backed            2.1%

Federal National Mortgage Association
(Feb. 2008)                           U.S. Government Agency     2.1%

U.S. Treasury Bonds (Nov. 2016)       U.S. Government Agency     1.9%

Federal Home Loan Mortgage Corp.
(Jul. 2013)                           Mortgage-backed            1.8%

World Omni Auto Lease Trust           Asset-backed               1.6%

World Financial Network Credit Card
Master Trust                          Asset-backed               1.4%

U.S. Treasury Notes (Nov. 2004)       U.S. Government            1.2%

Footnote reads:
These holdings represent 23.8% of the total investment portfolio.


[GRAPHIC HORIZONTAL BAR CHART OMITTED: Moody's Bond Quality Rating
Distribution]

Moody's Bond Quality
Rating Distribution

Aaa             40.9%
Aa               9.5%
A               16.8%
Baa             22.3%
Ba               9.1%
B                1.4%
Caa              0.0%
Ca               0.0%
C                0.0%
D                0.0%
Not Rated        0.0%


Income Portfolio seeks a high level of income while preserving principal by investing primarily in intermediate- and long-term bonds.

Portfolio Facts
Inception Date:      1/9/87
Total Net Assets
(in millions):      $1,087.3


Corporate performance then lagged in May and June, as supplies of new corporate issues outstripped demand, and investors worried that potential hikes in interest rates by the Federal Reserve would dampen future economic growth. Although we had already started to emphasize issues with shorter maturities, the generally longer maturity structure for the Portfolio tended to exacerbate the loss in asset value from falling bond prices. The loss in price was offset somewhat by a slight reduction in corporate holdings and increased attention to high credit quality and strong liquidity within the corporate sector. The Portfolio also benefited from strong performances by "Yankee" bonds issued in the United States by Asian governments and businesses, which rallied as economic conditions in Asia improved.

Positioned for a Rebound

With bond prices now strengthening, we have selectively added some longer-maturity investments. If higher interest rates slow economic growth, these investments could outperform once bond yields begin to fall and prices rise. While economic growth probably won't slow enough for investors to worry about corporate earnings, the corporate bond sector still could struggle under a heavy supply of new issues. In this environment, we expect to maintain our emphasis on higher-quality corporates with strong liquidity while looking for new investment opportunities that may arise from market fluctuations.


[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 6/30/89]

Performance Through June 30, 1999

Growth of $10,000 Invested Since 6/30/89

                                       Lehman Brothers
                 Income                Aggregate              Consumer
Date             Portfolio             Bond Index             Price Index
-----            ---------             ---------------        -----------
1989             $10,000               $10,000                $10,000
1989              10,172                10,213                 10,024
1989              10,080                10,062                 10,040
1989              10,092                10,113                 10,073
1989              10,241                10,362                 10,121
1989              10,352                10,460                 10,145
1989              10,379                10,489                 10,161
1990              10,271                10,364                 10,266
1990              10,305                10,397                 10,314
1990              10,339                10,404                 10,371
1990              10,205                10,309                 10,387
1990              10,518                10,614                 10,411
1990              10,680                10,785                 10,467
1990              10,810                10,933                 10,508
1990              10,634                10,787                 10,604
1990              10,568                10,876                 10,693
1990              10,668                11,015                 10,757
1990              10,918                11,251                 10,782
1990              11,097                11,427                 10,782
1991              11,243                11,569                 10,846
1991              11,498                11,667                 10,862
1991              11,637                11,747                 10,878
1991              11,804                11,874                 10,894
1991              11,941                11,943                 10,927
1991              11,958                11,937                 10,959
1991              12,115                12,103                 10,975
1991              12,394                12,365                 11,007
1991              12,662                12,616                 11,056
1991              12,799                12,756                 11,072
1991              12,888                12,873                 11,104
1991              13,289                13,255                 11,112
1992              13,240                13,075                 11,128
1992              13,328                13,160                 11,168
1992              13,336                13,086                 11,225
1992              13,381                13,180                 11,241
1992              13,638                13,430                 11,257
1992              13,827                13,615                 11,297
1992              14,149                13,893                 11,322
1992              14,288                14,033                 11,354
1992              14,458                14,200                 11,386
1992              14,225                14,011                 11,426
1992              14,280                14,014                 11,442
1992              14,514                14,237                 11,434
1993              14,817                14,510                 11,491
1993              15,127                14,764                 11,531
1993              15,217                14,826                 11,571
1993              15,329                14,930                 11,604
1993              15,356                14,949                 11,620
1993              15,673                15,220                 11,636
1993              15,814                15,307                 11,636
1993              16,098                15,574                 11,668
1993              16,147                15,616                 11,692
1993              16,292                15,674                 11,741
1993              16,117                15,541                 11,749
1993              16,208                15,625                 11,749
1994              16,447                15,836                 11,781
1994              16,091                15,560                 11,821
1994              15,562                15,176                 11,861
1994              15,395                15,055                 11,878
1994              15,424                15,053                 11,886
1994              15,311                15,020                 11,926
1994              15,641                15,319                 11,958
1994              15,681                15,337                 12,006
1994              15,406                15,112                 12,039
1994              15,348                15,098                 12,047
1994              15,352                15,065                 12,063
1994              15,449                15,169                 12,063
1995              15,729                15,469                 12,111
1995              16,089                15,837                 12,160
1995              16,179                15,934                 12,200
1995              16,457                16,157                 12,240
1995              17,170                16,782                 12,264
1995              17,311                16,905                 12,289
1995              17,211                16,868                 12,289
1995              17,427                17,072                 12,321
1995              17,595                17,237                 12,345
1995              17,866                17,461                 12,385
1995              18,144                17,723                 12,377
1995              18,439                17,972                 12,369
1996              18,545                18,090                 12,442
1996              18,154                17,775                 12,482
1996              17,975                17,651                 12,546
1996              17,864                17,552                 12,595
1996              17,852                17,517                 12,619
1996              18,075                17,752                 12,627
1996              18,111                17,800                 12,651
1996              18,045                17,769                 12,675
1996              18,397                18,079                 12,716
1996              18,824                18,480                 12,756
1996              19,212                18,796                 12,780
1996              19,036                18,621                 12,780
1997              19,096                18,679                 12,820
1997              19,186                18,726                 12,861
1997              18,904                18,518                 12,893
1997              19,126                18,795                 12,909
1997              19,326                18,974                 12,901
1997              19,606                19,200                 12,917
1997              20,186                19,718                 12,933
1997              19,972                19,551                 12,957
1997              20,293                19,840                 12,990
1997              20,456                20,128                 13,022
1997              20,547                20,220                 13,014
1997              20,702                20,424                 12,998
1998              20,981                20,686                 13,022
1998              21,016                20,669                 13,046
1998              21,137                20,740                 13,070
1998              21,254                20,847                 13,094
1998              21,439                21,045                 13,119
1998              21,641                21,224                 13,135
1998              21,675                21,269                 13,151
1998              21,821                21,616                 13,167
1998              22,431                22,121                 13,183
1998              22,300                22,004                 13,215
1998              22,563                22,130                 13,215
1998              22,645                22,196                 13,207
1999              22,862                22,354                 13,239
1999              22,337                21,962                 13,255
1999              22,472                22,083                 13,296
1999              22,528                22,154                 13,392
1999              22,200                21,959                 13,392
1999              22,086                21,889                 13,392

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.


INSET BOX ON CHART READS:

Income Portfolio

Annualized Total Returns*
--------------------------
10 Years           8.24%
5 Years            7.60%
1 Year             2.06%



Money Market Portfolio Review

[GRAPHIC OMITTED: PHOTO OF GAIL R. ONAN]

Gail R. Onan is portfolio manager for the Money Market Portfolio. She has managed the Portfolio since January 1994 and has been with Lutheran Brotherhood since 1969.

Short-term yields, as measured by two-year U.S. Treasury notes, rose 0.93% during the first half of 1999. With stronger economic growth, investors believed the Federal Reserve would have to boost short-term interest rates as a "pre-emptive strike" against inflation. On June 30, the Fed met these expectations by raising its targeted Fed Funds rate by 0.25%. During this time we added investments with longer maturities to maximize the higher yields that were available. We also increased investments in issues with very short maturities so that we could make the most of new yield opportunities that arose. This "modified barbell" strategy helped the Portfolio earn a total return of 2.31% for the six months ended June 30, 1999.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition (% of Portfolio)

Certificates of Deposit               4.6%
Variable Rate Notes                   3.1%
Bank Notes                            2.7%
U.S. Government Agency                2.1%
Medium-Term Notes                     2.1%
Commercial Paper                     85.4%


Adapting to Rising Yields

On December 31, 1998, as the reporting period began, investments in the Portfolio had a weighted average maturity of 52 days. To maintain a strong yield for the Portfolio as large amounts of new cash came in, we continued the purchase of longer maturities that we'd started at the end of 1998. We further increased investments in longer maturities when strong economic data improved the chance that the Fed would raise short-term rates and put upward pressure on money market yields. After rising to a high of 62 days in May, the Portfolio's weighted average maturity stood at 55 days as the reporting period ended on June 30.


[GRAPHIC OMITTED: Top 10 Holdings by Creditor]

                                                 % of
Top 10 Holdings by Creditor                    Portfolio

Union Bank of Switzerland                        4.8%
DaimlerChrysler AG                               4.6%
Chevron Corp.                                    4.6%
Ford Motor Credit Co.                            4.3%
General Electric Capital Corp.                   4.3%
Barclays Bank plc                                3.8%
Preferred Receivables Funding Corp.              3.8%
Wells Fargo & Co.                                3.7%
Warner-Lambert Co.                               3.7%
Morgan Guaranty Trust Co.                        3.6%

Footnote reads:
These holdings represent 41.2% of the total investment portfolio.


During the period we balanced holdings of longer maturities with holdings of very short maturities. This "barbelled" maturity structure let us enjoy the higher yields that were available for more time, while giving us the liquidity to make the most of special yield opportunities created by temporary market fluctuations. We found such opportunities in debt issued by industrial firms, as well as in asset-backed commercial paper, taxable municipal paper issued by state and local governments, and U.S. dollar-denominated securities issued by top-quality foreign banks and businesses.


LB Series Fund, Inc.

Money Market Portfolio seeks current income with stability of principal by investing in high-quality, short-term debt securities.****

Portfolio Facts
Inception Date:      1/9/87
Total Net Assets
(in millions):       $237.5


Further Rate Hikes Possible

If economic growth remains strong, further Fed hikes in short-term rates would be likely. As investors anticipate these rate hikes, creating upward pressure on money market yields, we will look for further opportunities to lock in attractive yields with longer maturities.

In the meantime, we are preparing for market changes that may occur at the end of the year. In May and June, we focused on issues that mature after January 2000 to minimize the effect of any market disruptions that may occur from unexpected supply and demand imbalances. We are also focusing on issuers that meet our standards for "Y2K" technology readiness. As we move closer to the end of the year, we expect to increase the Portfolio's cash position so that we might make the most of any yield opportunities that year-end market fluctuations might bring.

[GRAPHIC OMITTED: MONEY MARKET PORTFOLIO]

Money Market Portfolio

Annualized Total Returns*
Period Ending 6/30/99
---------------------------------
10 Years                    5.25%
5 Years                     5.27%
1 Year                      4.96%

Seven-Day Yields
as of 6/30/99+
---------------------------------
Current                     4.63%
Effective                   4.74%



Notes to Portfolio Management Reviews

   *The annualized total returns for the Portfolio reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. Returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LBSC registered representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. All returns represent past performance. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

  **International investing has special risks, including currency fluctuation and political volatility.

 ***High-yield bonds carry greater volatility and risk than investment-grade bonds.

****An investment in the Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

   +Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a current prospectus.




LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO
Portfolio of Investments
June 30, 1999
(unaudited)

       Shares                                           Value
    ------------                                     ------------
                 COMMON STOCKS - 98.4% (a)
                 Aerospace & Defense - 0.8%
        36,600   AAR Corp.                           $    830,331
         8,400   Avondale Industries, Inc.                327,600 (b)
        42,200   Orbital Sciences Corp.                   996,975 (b)
        33,000   Triumph Group, Inc.                      841,500 (b)
                                                   --------------
                                                        2,996,406
                                                   --------------
                 Airlines - 0.9%
        16,100   Alaska Air Group, Inc.                   672,175 (b)
        76,350   COMAIR Holdings, Inc.                  1,589,034
        55,500   Mesaba Holdings, Inc.                    707,625 (b)
                                                   --------------
                                                        2,968,834
                                                   --------------
                 Automotive - 1.8%
        80,200   Gentex Corp.                           2,245,600 (b)
        38,900   Group 1 Automotive, Inc.                 821,763 (b)
        45,900   O'Reilly Automotive, Inc.              2,312,213 (b)
        35,200   Tower Automotive, Inc.                   895,400 (b)
                                                   --------------
                                                        6,274,976
                                                   --------------
                 Bank & Finance - 6.1%
        58,300   Affiliated Managers Group, Inc.        1,759,931 (b)
        95,400   AmeriCredit Corp.                      1,526,400 (b)
        45,300   City National Corp.                    1,695,919
        33,075   Commerce Bancorp, Inc.                 1,413,956
        68,100   Community First
                 Bankshares, Inc.                       1,625,888
        14,500   E.W. Blanch Holdings, Inc.               988,719
        29,800   HealthCare Financial
                 Partners, Inc.                         1,020,650 (b)
        17,300   Inspire Insurance Solutions, Inc.        250,850 (b)
        41,800   Legg Mason, Inc.                       1,609,300
        21,200   Metris Companies, Inc.                   863,900
        67,000   North Fork Bancorporation, Inc.        1,427,938
        46,400   Protective Life Corp.                  1,531,200
        31,758   Radian Group, Inc.                     1,550,187
        25,200   Telebanc Financial Corp.                 976,500 (b)
        77,200   Waddell & Reed Financial, Inc.,
                 Class A                                2,118,175
        18,300   Zions Bancorporation                   1,162,050
                                                   --------------
                                                       21,521,563
                                                   --------------
                 Biotechnology - 1.6%
        52,400   Covance, Inc.                          1,254,325 (b)
        54,100   Cytyc Corp.                            1,054,950 (b)
        50,000   Inhale Therapeutic Systems, Inc.       1,190,625 (b)
        56,600   Medco Research, Inc.                   1,485,750 (b)
       104,020   Serologicals Corp.                       845,163 (b)
                                                   --------------
                                                        5,830,813
                                                   --------------
                 Building &
                 Construction - 1.2%
        38,500   Dycom Industries, Inc.                 2,156,000 (b)
        50,000   NCI Building Systems, Inc.             1,068,750 (b)
        20,200   Simpson Manufacturing Co., Inc.          959,500 (b)
                                                   --------------
                                                        4,184,250
                                                   --------------
                 Business Services - 8.1%
        44,400   Carriage Services, Inc., Class A         832,500 (b)
        45,050   Concord EFS, Inc.                      1,906,178 (b)
        31,600   Consolidated Graphics, Inc.            1,580,000 (b)
        27,400   Cort Business Services Corp.             655,888 (b)
        82,600   First Consulting Group, Inc.             877,625 (b)
        29,500   G & K Services, Inc., Class A          1,545,063
        20,000   Gartner Group, Inc., Class A             410,000 (b)
        43,000   Insituform Technologies, Inc.,
                 Class A                                  929,875 (b)
        36,300   Lason, Inc.                            1,801,388 (b)
        66,900   META Group, Inc.                       1,028,588 (b)
        67,600   Metamor Worldwide, Inc.                1,626,625 (b)
        37,500   Metzler Group, Inc.                    1,035,938 (b)
       113,100   Modis Professional Services, Inc.      1,555,125 (b)
        44,330   National Computer Systems, Inc.        1,496,138
        53,000   NCO Group, Inc.                        2,014,000 (b)
        80,938   NOVA Corp.                             2,023,450 (b)
        33,300   Pre-Paid Legal Services, Inc.            905,344 (b)
       111,300   Professional Staff plc, ADR              723,450 (b)
        65,300   Rent-Way, Inc.                         1,608,013 (b)
        76,600   Romac International, Inc.                679,825 (b)
        30,900   StaffMark, Inc.                          309,966 (b)
        21,500   Strayer Education, Inc.                  659,781
        34,700   Superior Services, Inc.                  926,056 (b)
        94,094   Tetra Tech, Inc.                       1,552,547 (b)
                                                   --------------
                                                       28,683,363
                                                   --------------
                 Chemicals - 0.7%
        16,100   MacDermid, Inc.                          748,650
        67,200   Sybron Corp.                           1,852,200 (b)
                                                   --------------
                                                        2,600,850
                                                   --------------
                 Computer Equipment - 1.9%
        69,400   Pinnacle Systems, Inc.                 2,333,575 (b)
        78,600   Security Dynamics
                 Technologies, Inc.                     1,670,250 (b)
        69,900   Symbol Technologies, Inc.              2,577,563
                                                   --------------
                                                        6,581,388
                                                   --------------
                 Computer Service &
                 Software - 17.8%
        38,400   Affiliated Computer
                 Services, Inc., Class A                1,944,000 (b)
        18,100   American Management
                 Systems, Inc.                            580,331 (b)
        30,000   AVT Corp.                              1,136,250 (b)
        33,300   Bisys (The) Group, Inc.                1,948,050 (b)
        51,800   Cadence Design Systems, Inc.             660,450 (b)
        57,800   CIBER, Inc.                            1,105,425 (b)
        38,700   Citrix Systems, Inc.                   2,186,550 (b)
        26,000   Clarify, Inc.                          1,072,500 (b)
        43,400   Cognos, Inc.                             943,950 (b)
        39,800   Cotelligent Group, Inc.                  310,938 (b)
        24,700   DST Systems, Inc.                      1,553,013 (b)
        18,500   EarthLink Network, Inc.                1,136,594 (b)
        36,100   Electronic Arts, Inc.                  1,958,425 (b)
        25,000   Engineering Animation, Inc.              529,688 (b)
        19,500   FactSet Research Systems, Inc.         1,104,188
        20,900   Great Plains Software, Inc.              986,219 (b)
        58,155   Hyperion Solutions Corp.               1,035,886 (b)
        46,000   IMR Global Corp.                         885,500 (b)
        42,650   International Network
                 Services Co.                           1,721,994 (b)
        18,900   Intuit, Inc.                           1,703,363 (b)
        33,900   Keane, Inc.                              766,988 (b)
        30,800   Legato Systems, Inc.                   1,778,700 (b)
        13,400   Lexmark International
                 Group, Inc., Class A                     885,238 (b)
        21,300   Macromedia, Inc.                         750,825 (b)
        30,000   MAPICS, Inc.                             316,875 (b)
        67,100   Mastech Corp.                          1,249,738 (b)
        28,300   Mercury Interactive Corp.              1,001,113 (b)
        48,800   National Data Corp.                    2,086,200
        45,000   National Instruments Corp.             1,816,875 (b)
        34,100   NetGravity, Inc.                         775,775 (b)
        27,750   Network Associates, Inc.                 407,578 (b)
        19,100   Pegasus Systems, Inc.                    715,056 (b)
        31,800   Peregrine Systems, Inc.                  816,863 (b)
        43,800   Preview Travel, Inc.                     960,863 (b)
        14,900   PSINet, Inc.                             651,875 (b)
        34,900   QRS Corp.                              2,722,200 (b)
        59,300   Saville Systems Ireland plc, ADR         859,850 (b)
        26,633   Sterling Commerce, Inc.                  972,105 (b)
        131,200   Summit Design, Inc.                     393,600 (b)
        43,800   SunGard Data Systems, Inc.             1,511,100 (b)
        54,200   Sykes Enterprises, Inc.                1,808,925 (b)
        40,500   Symantec Corp.                         1,032,750 (b)
        43,000   Synopsys, Inc.                         2,373,063 (b)
        42,500   Transaction Systems
                 Architects, Inc., Class A              1,657,500 (b)
        25,800   USinternetworking, Inc.                1,083,600 (b)
        68,750   USWeb Corp.                            1,525,391 (b)
        26,000   Veritas Software Corp.                 2,468,375 (b)
        37,000   Visio Corp.                            1,408,313 (b)
        30,800   WebTrends Corp.                        1,420,650 (b)
        57,200   Wind River Systems, Inc.                 918,775 (b)
        46,170   Zebra Technologies Corp.,
                 Class B                                1,774,659 (b)
                                                   --------------
                                                       63,414,732
                                                   --------------
                 Cosmetics - 0.2%
        25,000   Chattem, Inc.                            795,313 (b)
                                                   --------------
                 Distribution Services - 2.4%
        56,200   AmeriSource Health Corp.,
                 Class A                                1,433,100 (b)
        17,300   Aviation Sales Co.                       683,350 (b)
        24,800   Henry (Jack) & Associates, Inc.          973,400
        49,800   MSC Industrial Direct Co., Inc.,
                 Class A                                  510,450 (b)
        47,400   Richfood Holdings, Inc.                  835,425
        39,200   Tech Data Corp.                        1,499,400 (b)
        34,100   U.S. Foodservice Co.                   1,453,513 (b)
        76,100   Watsco, Inc.                           1,246,138
                                                   --------------
                                                        8,634,776
                                                   --------------
                 Education - 1.3%
        54,715   Apollo Group, Inc., Class A            1,453,367 (b)
        37,400   ITT Educational Services, Inc.           974,738 (b)
        56,500   Learning Tree International, Inc.        617,969 (b)
        52,850   Sylvan Learning Systems, Inc.          1,436,859 (b)
                                                   --------------
                                                        4,482,933
                                                   --------------
                 Electrical Equipment - 0.2%
        41,800   American Power
                 Conversion Corp.                         841,225 (b)
                                                   --------------
                 Electronic Components - 7.8%
        22,300   Analog Devices, Inc.                   1,119,181 (b)
        53,550   Burr-Brown Corp.                       1,961,269 (b)
        57,600   Cybex Computer Products Corp.          1,605,600 (b)
        37,700   Dallas Semiconductor Corp.             1,903,850
        22,400   Electronics for Imaging, Inc.          1,150,800 (b)
        21,600   Etec Systems, Inc.                       718,200 (b)
        40,000   Lattice Semiconductor Corp.            2,490,000 (b)
        27,600   Maxim Integrated Products, Inc.        1,835,400 (b)
        31,600   Micrel, Inc.                           2,338,400 (b)
        38,900   Microchip Technology, Inc.             1,842,888 (b)
        40,800   Plexus Corp.                           1,229,100 (b)
        24,600   PMC-Sierra, Inc.                       1,449,863 (b)
        21,900   QLogic Corp.                           2,890,800 (b)
        39,400   Sanmina Corp.                          2,989,475 (b)
        30,000   Vitesse Semiconductor Corp.            2,023,125 (b)
                                                   --------------
                                                       27,547,951
                                                   --------------
                 Electronic Systems - 2.9%
        31,500   Black Box Corp.                        1,578,938 (b)
        27,700   Dionex Corp.                           1,121,850 (b)
        27,300   Novellus Systems, Inc.                 1,863,225 (b)
        27,500   Polycom, Inc.                          1,072,500 (b)
        30,100   Teradyne, Inc.                         2,159,675 (b,c)
        14,600   Uniphase Corp.                         2,423,600 (b)
                                                   --------------
                                                       10,219,788
                                                   --------------
                 Energy Services - 0.8%
        45,800   BJ Services Co.                        1,348,238 (b)
        67,400   Oceaneering International, Inc.        1,086,825 (b)
        11,500   Smith International, Inc.                499,531 (b)
                                                   --------------
                                                        2,934,594
                                                   --------------
                 Exploration &
                 Production - 0.3%
        39,400   Noble Affiliates, Inc.                 1,110,588
                                                   --------------
                 Food Processing - 0.5%
        56,670   Smithfield Foods, Inc.                 1,894,903 (b)
                                                   --------------
                 Healthcare Services - 1.7%
        54,800   Concentra Managed Care, Inc.             811,725 (b)
        29,800   Henry Schein, Inc.                       944,288 (b)
        43,700   Novoste Corp.                            917,700 (b)
        93,200   Orthodontic Centers of
                 America, Inc.                          1,316,450 (b)
        19,200   PacifiCare Health Systems, Inc.,
                 Class B                                1,381,200 (b)
        46,600   US Oncology, Inc.                        559,200 (b)
                                                   --------------
                                                        5,930,563
                                                   --------------
                 Hospital Supplies &
                 Management - 5.2%
        34,300   DENTSPLY International, Inc.             960,400
        49,200   First Health Group Corp.               1,060,875 (b)
        75,500   Lincare Holdings, Inc.                 1,887,500 (b)
        39,600   MedQuist, Inc.                         1,732,500 (b)
        80,000   Mentor Corp.                           1,490,000
        70,600   Omnicare, Inc.                           891,325
        29,000   Patterson Dental Co.                   1,007,750 (b)
        48,600   Priority Healthcare Corp.,
                 Class B                                1,676,700 (b)
        83,400   PSS World Medical, Inc.                  933,038 (b)
        38,400   Renal Care Group, Inc.                   993,600 (b)
        38,500   STERIS Corp.                             745,938 (b)
        34,200   Universal Health Services, Inc.,
                 Class B                                1,633,050 (b)
        19,000   Ventana Medical Systems, Inc.            363,375 (b)
        20,600   Veterinary Centers of
                 America, Inc.                            279,388 (b)
        34,600   VISX, Inc.                             2,739,888 (b)
                                                   --------------
                                                       18,395,327
                                                   --------------
                 Information
                 Processing - 1.0%
        51,300   Data Processing Resources Corp.        1,211,963 (b)
        23,000   Paymentech, Inc.                         583,625 (b)
        39,100   SCI Systems, Inc.                      1,857,250 (b)
                                                   --------------
                                                        3,652,838
                                                   --------------
                 Leisure &
                 Entertainment - 2.4%
        38,200   Brinker International, Inc.            1,038,563 (b)
        107,700  Imax Corp.                             2,423,250 (b)
        29,800   SFX Entertainment, Inc.                1,907,200 (b)
        19,100   Sonic Corp.                              623,138 (b)
        43,000   Steinway Musical
                 Instruments, Inc.                      1,139,500 (b)
        99,000   Sunterra Corp.                         1,379,813 (b)
                                                   --------------
                                                        8,511,464
                                                   --------------
                 Machinery - 0.3%
        37,700   Terex Corp.                            1,147,494 (b)
                                                   --------------
                 Media &
                 Communications - 8.6%
        43,800   ACNielsen Corp.                        1,324,950 (b)
        59,100   American Tower Corp.                   1,418,400 (b)
        15,000   AT&T Canada, Inc.                        960,938 (b)
        21,400   Catalina Marketing Corp.               1,968,800 (b)
        35,700   Century Communications Corp.,
                 Class A                                1,642,200 (b)
        41,800   Chancellor Media Corp.                 2,304,225 (b)
        28,600   Cox Radio, Inc., Class A               1,551,550 (b)
        53,400   Crown Castle International Corp.       1,111,388 (b)
        41,500   Emmis Communications Corp.,
                 Class A                                2,049,063 (b)
        35,900   Harte-Hanks, Inc.                        973,788
        22,500   Hispanic Broadcasting Corp.            1,707,188 (b)
        49,700   Level One Communications, Inc.         2,432,194 (b)
        14,200   Media General, Inc., Class A             724,200
        61,805   Outdoor Systems, Inc.                  2,255,883 (b)
        28,800   TCA Cable TV, Inc.                     1,598,400
        47,000   TV Guide, Inc., Class A                1,721,375 (b)
        28,800   Univision Communications, Inc.,
                 Class A                                1,900,800 (b)
        33,300   Valassis Communications, Inc.          1,219,613 (b)
        22,200   World Color Press, Inc.                  610,500 (b)
        27,000   Young Broadcasting, Inc.,
                 Class A                                1,149,188 (b)
                                                   --------------
                                                       30,624,643
                                                   --------------
                 Miscellaneous Consumer
                 Products - 2.3%
        48,600   Blyth Industries, Inc.                 1,670,625 (b)
        32,700   Fossil, Inc.                           1,581,863 (b)
        63,750   HA LO Industries, Inc.                   629,531 (b)
        50,800   Jones Apparel Group, Inc.              1,743,075 (b)
        17,100   Mohawk Industries, Inc.                  519,413 (b)
        42,900   Quiksilver, Inc.                       1,118,081 (b)
        30,800   Wesley Jessen VisionCare, Inc.           997,150 (b)
                                                   --------------
                                                        8,259,738
                                                   --------------
                 Pharmaceuticals - 3.9%
        26,800   Barr Laboratories, Inc.                1,068,650 (b)
        25,600   Biogen, Inc.                           1,646,400 (b)
        41,800   Duane Reade, Inc.                      1,280,125 (b)
        28,200   Express Scripts, Inc., Class A         1,697,288 (b)
        22,400   Forest Laboratories, Inc.              1,036,000 (b)
        38,000   Jones Pharma, Inc.                     1,496,250
        18,900   K-V Pharmaceutical Co.,
                 Class A                                  292,950 (b)
        48,300   Liposome Company, Inc.                   923,738 (b)
        69,300   Roberts Pharmaceutical Corp.           1,680,525 (b)
        27,800   Shire Pharmaceuticals
                 Group plc, ADR                           722,800 (b)
        92,340   Theragenics Corp.                        640,609 (b)
        41,200   Watson Pharmaceuticals, Inc.           1,444,575 (b)
                                                   --------------
                                                       13,929,910
                                                   --------------
                 Pollution Control - 0.6%
        53,200   Casella Waste Systems, Inc.,
                 Class A                                1,383,200 (b)
        43,300   Catalytica, Inc.                         606,200 (b)
                                                   --------------
                                                        1,989,400
                                                   --------------
                 Real Estate Investment
                 Trust - 0.5%
        42,700   Apartment Investment &
                 Management Co., Class A                1,825,425
                                                   --------------
                 Restaurants - 1.4%
        42,700   Applebee's International, Inc.         1,286,338
        54,700   Dave & Busters, Inc.                   1,586,300 (b)
        56,100   Outback Steakhouse, Inc.               2,205,431 (b)
                                                   --------------
                                                        5,078,069
                                                   --------------
                 Retail - 7.2%
        33,000   Barnes and Noble, Inc.                   903,375 (b)
        22,200   Bed, Bath & Beyond, Inc.                 854,700 (b)
        34,200   Borders Group, Inc.                      540,788 (b)
        31,600   Buckle (The), Inc.                       908,500 (b)
        47,000   CDW Computer Centers, Inc.             2,068,000 (b)
        53,000   Dollar Tree Stores, Inc.               2,332,000 (b)
        42,800   Family Dollar Stores, Inc.             1,027,200
        83,325   Insight Enterprise, Inc.               2,062,294 (b)
        24,800   Kenneth Cole Productions, Inc.,
                 Class A                                  691,300 (b)
        27,800   Linens 'N Things, Inc.                 1,216,250 (b)
        49,900   Men's (The) Wearhouse, Inc.            1,272,450 (b)
        48,500   Neiman Marcus Group, Inc.              1,245,844 (b)
        74,250   Office Depot, Inc.                     1,638,141 (b)
        54,225   Pacific Sunwear of California          1,321,734 (b)
        63,000   Rent-A-Center, Inc.                    1,512,000 (b)
        21,300   Ross Stores, Inc.                      1,072,988
        47,100   Select Comfort Corp.                     420,956 (b)
        48,900   SLI, Inc.                              1,320,300 (b)
        27,900   Whole Foods Market, Inc.               1,340,944 (b)
        49,900   Williams-Sonoma, Inc.                  1,737,144 (b)
                                                   --------------
                                                       25,486,908
                                                   --------------
                 Telecommunications
                 Equipment - 2.8%
        40,300   Gilat Satellite Networks, Ltd.         2,115,750 (b)
        30,400   Inter-Tel, Inc.                          554,800
        38,500   ITC DeltaCom, Inc.                     1,078,000 (b)
        30,700   Pacific Gateway Exchange, Inc.           894,138 (b)
        42,900   Premisys Communications, Inc.            313,706 (b)
        57,400   Proxim, Inc.                           3,329,200 (b)
        44,400   USA Networks, Inc.                     1,781,550 (b)
                                                   --------------
                                                       10,067,144
                                                   --------------
                 Telephone Services - 1.6%
        34,400   Comverse Technology, Inc.              2,597,200 (b)
        51,200   ICG Communications, Inc.               1,094,400 (b)
        62,000   InterVoice, Inc.                         895,125 (b)
        20,300   United States Cellular Corp.           1,086,050 (b)
                                                   --------------
                                                        5,672,775
                                                   --------------
                 Transportation
                 Services - 1.6%
        30,500   Avis Rent A Car, Inc.                    888,313 (b)
        49,000   Coach USA, Inc.                        2,054,938 (b)
        69,600   Swift Transportation Co., Inc.         1,531,200 (b)
        25,800   USFreightways Corp.                    1,194,863
                                                   --------------
                                                        5,669,314
                                                   --------------
                 Total Common Stocks
                 (cost $302,818,276)                  349,760,258
                                                   --------------
     Principal
      Amount                                             Value
  --------------                                     ------------
                 SHORT-TERM
                 SECURITIES - 1.6% (a)
                 Commercial Paper
  $  5,600,000   New Center Asset Trust, 5.5%,
                 Due 7/1/1999
                 (at amortized cost)                 $  5,600,000
                                                   --------------
                 Total Invesments
                 (cost $308,418,276)                 $355,360,258 (d)
                                                   ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at June 30, 1999.

(d) At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $308,418,276 and the net unrealized appreciation of investments based on that cost was $46,941,982 which is comprised of $79,926,578 aggregate gross unrealized appreciation and $32,984,596 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Portfolio of Investments
June 30, 1999
(unaudited)

       Shares                                           Value
    ------------                                     ------------
                 COMMON STOCKS - 98.0% (a)
                 Aerospace - 0.6%
        8,200    Gulfstream Aerospace Corp.          $    553,990 (b)
        8,300    Precision Castparts Corp.                352,750 (c)
                                                   --------------
                                                          906,740
                                                   --------------
                 Airlines - 0.7%
       21,390    Comair Holdings, Inc.                    445,179
        4,300    Delta Air Lines, Inc.                    247,788
        9,575    Southwest Airlines Co.                   298,022
                                                   --------------
                                                          990,989
                                                   --------------
                 Appliances &
                 Furnishings - 0.7%
        9,080    Maytag Corp.                             632,763
        6,300    Whirlpool Corp.                          466,200
                                                   --------------
                                                        1,098,963
                                                   --------------
                 Automotive - 1.3%
        9,480    Borg-Warner Automotive, Inc.             521,400
        7,400    Dana Corp.                               340,863
        5,500    Federal-Mogul Corp.                      286,000
        5,530    General Motors Corp., Class H            311,063 (b)
       18,570    Tower Automotive, Inc.                   472,374 (b)
                                                   --------------
                                                        1,931,700
                                                   --------------
                 Bank & Finance - 8.0%
        5,400    AMBAC Financial Group, Inc.              308,475
        7,600    Associates First Capital Corp.,
                 Class A                                  336,775
        4,410    Bear Stearns Cos., Inc.                  206,168
       11,690    Charter One Financial, Inc.              325,128
       12,750    City National Corp.                      477,328
       12,000    Dime Bancorp, Inc.                       241,500
        2,920    Donaldson, Lufkin &
                 Jenrette, Inc.                           175,930
       25,960    Finova Group, Inc.                     1,366,146
        8,200    First Tennessee National Corp.           314,163
       15,300    Firstar Corp.                            428,400
       11,500    Legg Mason, Inc.                         442,750
        5,200    Marshall & Ilsley Corp.                  334,750
       22,200    Metris Companies, Inc.                   904,650
       13,390    Mutual Risk Management, Ltd.             446,891
       15,600    North Fork Bancorporation, Inc.          332,475
        6,030    Northern Trust Corp.                     584,910
        8,300    PaineWebber Group, Inc.                  388,025
       13,700    Profit Recovery Group
                 International, Inc.                      648,181 (b)
       14,330    Provident Companies, Inc.                573,200
        2,680    Providian Financial Corp.                250,580
        1,500    Schwab, Charles Corp.                    164,813
       13,300    SouthTrust Corp.                         510,388
        4,520    State Street Corp.                       385,895
       12,010    Summit Bancorp                           502,168
       18,430    TCF Financial Corp.                      513,736
        8,400    The CIT Group, Inc., Class A             242,550
        7,400    Washington Mutual, Inc.                  261,775
        7,300    Zions Bancorporation                     463,550
                                                   --------------
                                                       12,131,300
                                                   --------------
                 Broadcasting - 1.8%
        4,800    Chancellor Media Corp.                   264,600 (b)
       11,970    Clear Channel
                 Communications, Inc.                     825,182 (b)
        6,000    Infinity Broadcasting Corp.,
                 Class A                                  178,500 (b)
       11,100    Univision Communications, Inc.,
                 Class A                                  732,600 (b)
       16,700    USA Networks, Inc.                       670,088 (b)
                                                   --------------
                                                        2,670,970
                                                   --------------
                 Building Products &
                 Materials - 0.7%
       26,460    Leggett & Platt, Inc.                    735,919
        5,400    Southdown, Inc.                          346,950
                                                   --------------
                                                        1,082,869
                                                   --------------
                 Chemicals - 1.3%
       21,550    Crompton & Knowles Corp.                 421,572
       13,000    Cytec Industries, Inc.                   414,375 (b)
        9,500    IMC Global, Inc.                         167,438
       20,800    Lyondell Petrochemical Co.               429,000
       13,000    Millipore Corp.                          527,313
                                                   --------------
                                                        1,959,698
                                                   --------------
                 Computer Software - 10.8%
       32,460    American Power
                 Conversion Corp.                         653,258 (b)
        7,200    Aware, Inc.                              332,100 (b)
       24,100    BEA Systems, Inc.                        688,356 (b)
       16,680    BMC Software, Inc.                       900,720 (b)
        8,500    BroadVision, Inc.                        626,875 (b)
       14,500    Business Objects S.A., ADR               529,250 (b)
       16,760    Citrix Systems, Inc.                     946,940 (b)
       31,150    Compuware Corp.                          990,959 (b)
       18,300    Comverse Technology, Inc.              1,381,650 (b)
        2,600    Intuit, Inc.                             234,325 (b)
        7,690    Keane, Inc.                              173,986 (b)
       13,900    Legato Systems, Inc.                     802,725 (b)
        6,270    Macromedia, Inc.                         221,018 (b)
       16,000    Mentor Graphics Corp.                    205,000 (b)
       43,160    Novell, Inc.                           1,143,740 (b)
       19,100    Peregrine Systems, Inc.                  490,631 (b)
       26,300    Rational Software Corp.                  866,256 (b)
       17,300    Security Dynamics
                 Technologies, Inc.                       367,625 (b)
       12,110    Siebel Systems, Inc.                     803,801 (b)
       12,650    Sterling Commerce, Inc.                  461,725 (b)
       18,030    SunGard Data Systems, Inc.               622,035 (b)
       18,740    Synopsys, Inc.                         1,034,214 (b)
       19,600    Unisys Corp.                             763,175 (b)
        3,950    Veritas Software Corp.                   375,003 (b)
        4,600    Vignette Corp.                           345,000 (b)
        5,200    VISX, Inc.                               411,775 (b)
                                                   --------------
                                                       16,372,142
                                                   --------------
                 Computers &
                 Office Equipment - 2.8%
       15,100    EMC Corp.                                830,500 (b)
        3,400    Gateway, Inc.                            200,600 (b)
        6,760    Herman Miller, Inc.                      141,960
        7,280    Hon Industries, Inc.                     212,485
        9,440    Lexmark International
                 Group, Inc., Class A                     623,630 (b)
        6,300    Plantronics, Inc.                        410,288 (b)
       11,160    Sun Microsystems, Inc.                   768,645 (b)
       14,400    Teradyne, Inc.                         1,033,200 (b)
                                                   --------------
                                                        4,221,308
                                                   --------------
                 Conglomerates - 1.0%
       11,230    ITT Industries, Inc.                     428,144
       11,948    Tyco International, Ltd.               1,132,073
                                                   --------------
                                                        1,560,217
                                                   --------------
                 Construction &
                 Home Building - 0.2%
        6,300    Jacobs Engineering Group, Inc.           239,400 (b)
                                                   --------------
                 Drugs & Health Care - 6.8%
        5,700    Amgen, Inc.                              346,988
       19,920    Biogen, Inc.                           1,281,105 (b)
        9,930    Biomet, Inc.                             394,718
        5,198    Cardinal Health, Inc.                    333,322
       13,980    Centocor, Inc.                           651,818 (b)
        4,440    Forest Laboratories, Inc.                205,350 (b)
       16,000    Genzyme Corp.                            776,000 (b)
        9,880    Gilead Sciences, Inc.                    516,230 (b)
        6,780    Guidant Corp.                            348,746
        8,900    HCR Manor Care, Inc.                     215,269 (b)
       10,680    IDEXX Laboratories, Inc.                 248,978 (b)
        5,400    IMS Health, Inc.                         168,750
        7,600    MedImmune, Inc.                          514,900 (b)
        7,491    Medtronic, Inc.                          583,362
        6,900    MiniMed, Inc.                            530,869 (b)
       15,950    Mylan Laboratories, Inc.                 422,675
       13,000    Ocular Sciences, Inc.                    225,875 (b)
       11,160    STERIS Corp.                             216,225 (b)
       11,200    Stryker Corp.                            673,400
       12,900    St. Jude Medical, Inc.                   459,563 (b)
       10,600    Sybron Corp.                             292,163 (b)
        9,400    Teva Pharmaceutical
                 Industries, Ltd., ADR                    460,600
       13,180    Watson Pharmaceuticals, Inc.             462,124 (b)
                                                   --------------
                                                       10,329,030
                                                   --------------
                 Electric Utilities - 0.3%
        6,680    AES (The) Corp.                          388,275 (b)
                                                   --------------
                 Electronic Equipment - 13.3%
       24,230    Adaptec, Inc.                            855,622 (b)
       13,100    Adtran, Inc.                             476,513 (b)
       10,100    Altera Corp.                             371,806 (b)
       12,500    Analog Devices, Inc.                     627,344 (b)
        2,590    Applied Materials, Inc.                  191,336 (b)
       21,600    Atmel Corp.                              565,650 (b)
       16,600    C-Cube Microsystems, Inc.                526,013 (b)
       16,300    Excel Switching Corp.                    487,981 (b)
       13,900    Galileo Technology, Ltd.                 629,844 (b)
        4,200    Jabil Circuit, Inc.                      189,525 (b)
        9,870    KLA Instruments Corp.                    640,316 (b)
       13,100    LAM Research Corp.                       611,606 (b)
       16,860    Linear Technology Corp.                1,133,835
        8,300    LSI Logic Corp.                          382,838 (b)
       16,370    Maxim Integrated Products, Inc.        1,088,605 (b)
       18,890    Microchip Technology, Inc.               894,914 (b)
       13,200    National Semiconductor Corp.             334,125 (b)
       10,390    Novellus Systems, Inc.                   709,118 (b)
       11,800    Oak Industries, Inc.                     515,513 (b)
       13,200    Plexus Corp.                             397,650 (b)
       11,340    PMC-Sierra, Inc.                         668,351 (b)
       18,900    PRI Automation, Inc.                     685,125 (b)
       14,200    RF Micro Devices, Inc.                 1,059,675 (b)
        8,300    Sanmina Corp.                            629,763 (b)
       11,000    SCI Systems, Inc.                        522,500 (b)
        6,540    Solectron Corp.                          436,136 (b)
       20,535    Symbol Technologies, Inc.                757,228
        4,170    Uniphase Corp.                           692,220 (b)
       17,770    Vitesse Semiconductor Corp.            1,198,364 (b)
       10,320    Waters Corp.                             548,250 (b)
       22,060    Xilinx, Inc.                           1,262,935 (b)
                                                   --------------
                                                       20,090,701
                                                   --------------
                 Food & Beverage - 1.6%
       16,900    American Italian Pasta Co.,
                 Class A                                  513,338 (b)
       21,380    Flowers Industries, Inc.                 463,679
        6,500    Nabisco Holdings, Inc., Class A          281,125
       10,600    Suiza Foods Corp.                        443,875 (b)
       17,280    U.S. Foodservice                         736,560 (b)
                                                   --------------
                                                        2,438,577
                                                   --------------
                 Healthcare
                 Management - 1.8%
       25,800    Columbia/HCA
                 Healthcare Corp.                         588,563
        5,290    Express Scripts, Inc., Class A           318,392 (b)
       30,170    HEALTHSOUTH
                 Rehabilitation Corp.                     450,664 (b)
        7,170    Henry Schein, Inc.                       227,199 (b)
       22,300    Oxford Health Plans, Inc.                347,044 (b)
        6,800    Quintiles Transnational Corp.            285,600 (b)
       14,070    Trigon Healthcare, Inc.                  511,796 (b)
                                                   --------------
                                                        2,729,258
                                                   --------------
                 Hospital Management - 0.7%
       20,775    Health Management
                 Associates, Inc., Class A                233,719 (b)
        9,000    Universal Health Services, Inc.,
                 Class B                                  429,750 (b)
        4,990    Wellpoint Health
                 Networks, Inc., Class A                  423,526 (b)
                                                   --------------
                                                        1,086,995
                                                   --------------
                 Household Products - 0.6%
       22,940    Dial Corp.                               853,081
                                                   --------------
                 Insurance - 0.9%
        6,460    AFLAC, Inc.                              309,273
        6,350    Allmerica Financial Corp.                386,159
        9,350    Nationwide Financial
                 Services, Inc., Class A                  423,088
        9,400    Protective Life Corp.,
                 Capital Trust II                         310,200
                                                   --------------
                                                        1,428,720
                                                   --------------
                 Internet Service - 0.9%
        7,020    America Online, Inc.                     775,710
        2,400    Ask Jeeves, Inc.                          33,600 (b)
        4,146    At Home Corporation, Series A            223,625 (b)
        2,200    CNet, Inc.                               126,775 (b)
        6,600    SportsLine USA, Inc.                     236,775 (b)
                                                   --------------
                                                        1,396,485
                                                   --------------
                 Leisure &
                 Entertainment - 1.5%
        5,710    Harley Davidson, Inc.                    310,481 (c)
       14,100    Premier Parks, Inc.                      518,175 (b)
       10,300    Promus Hotel Corp.                       319,300 (b)
       13,400    Royal Caribbean Cruises, Ltd.            586,250
        8,500    SFX Entertainment, Inc.                  544,000 (b)
                                                   --------------
                                                        2,278,206
                                                   --------------
                 Machinery &
                 Equipment - 0.8%
        7,860    Black & Decker Corp.                     496,163
       14,745    Crane Co.                                463,546
        4,900    Danaher Corp.                            284,813
                                                   --------------
                                                        1,244,522
                                                   --------------
                 Media &
                 Communications - 2.8%
       11,200    Comcast Corp., Class A                   430,500
       10,820    Cox Communications, Inc.,
                 Class A                                  398,311 (b)
       14,900    Lamar Advertising Co.                    609,969 (b)
        7,960    Omnicom Group, Inc.                      636,800
       22,810    Outdoor Systems, Inc.                    832,565 (b)
        4,060    Time Warner, Inc.                        298,410
       10,050    Valassis Communications, Inc.            368,081 (b)
       14,320    Young & Rubicam, Inc.                    650,665
                                                   --------------
                                                        4,225,301
                                                   --------------
                 Mining & Metals - 0.7%
       28,400    Bethlehem Steel Corp.                    218,325 (b)
       12,300    British Steel plc, ADR                   320,569
       20,200    Steel Dynamics, Inc.                     312,469 (b)
       10,200    USX-U.S. Steel Group, Inc.               275,400
                                                   --------------
                                                        1,126,763
                                                   --------------
                 Natural Gas - 0.2%
        5,000    Consolidated Natural Gas Co.             303,750
                                                   --------------
                 Oil & Oil Service - 4.9%
       10,400    Apache Corp.                             405,600
       18,400    Baker Hughes, Inc.                       616,400
       21,460    BJ Services Co.                          631,729 (b)
        8,400    Burlington Resources, Inc.               363,300
        9,920    Devon Energy Corp.                       354,640
        7,700    Diamond Offshore Drilling, Inc.          218,488
       39,220    ENSCO International, Inc.                781,949
       47,020    Global Marine, Inc.                      725,871 (b)
       32,900    Nabors Industries, Inc.                  803,994 (b)
        8,850    Schlumberger, Ltd.                       563,634
       11,890    Smith International, Inc.                516,472 (b)
       12,650    Tosco Corp.                              328,109
       14,770    USX-Marathon Group                       480,948
       14,840    Weatherford International, Inc.          543,515 (b)
                                                   --------------
                                                        7,334,649
                                                   --------------
                 Paper &
                 Forest Products - 0.3%
        9,190    Bowwater, Inc.                           434,228
                                                   --------------
                 Pollution Control - 0.9%
       21,100    Allied Waste Industries, Inc.            416,725 (b)
       18,400    Catalyca, Inc.                           257,600 (b)
       12,790    Waste Management, Inc.                   687,463
                                                   --------------
                                                        1,361,788
                                                   --------------
                 Railroads - 0.3%
        6,600    Kansas City Southern
                 Industries, Inc.                         421,163
                                                   --------------
                 Restaurants - 0.9%
       24,840    Darden Restaurants, Inc.                 541,823
       11,780    Outback Steakhouse, Inc.                 463,101 (b)
        6,750    Papa John's International, Inc.          301,641 (b)
                                                   --------------
                                                        1,306,565
                                                   --------------
                 Retail - 9.3%
       17,040    Abercrombie & Fitch Co.,
                 Class A                                  817,920 (b)
        1,600    Amazon.com, Inc.                         200,200 (b)
        6,500    AnnTaylor Stores, Inc.                   292,500 (b)
       15,400    Bed, Bath & Beyond, Inc.                 592,900 (b)
       12,800    Best Buy Co., Inc.                       864,000 (b)
       13,980    BJ's Wholesale Club, Inc.                420,274 (b)
       12,880    Circuit City Stores, Inc.              1,197,840
        8,000    Consolidated Stores Corp.                216,000 (b)
       10,400    CVS Corp.                                527,800
       11,500    Dollar General Corp.                     333,500
        6,400    Dollar Tree Stores, Inc.                 281,600 (b)
       13,785    Ethan Allen Interiors, Inc.              520,384
       43,100    Family Dollar Stores, Inc.             1,034,400
       23,700    Furniture Brands
                 International, Inc.                      660,638 (b)
        6,150    Gap, Inc.                                309,806
        9,500    Great Atlantic & Pacific Tea, Inc.       321,219
        5,640    Kohl's Corp.                             435,338 (b)
       20,780    Kroger Co.                               580,541 (b)
        7,118    Limited (The), Inc.                      322,979
       11,000    Linens 'N Things, Inc.                   481,250 (b)
       10,255    Men's (The) Wearhouse, Inc.              261,503 (b)
       38,850    Office Depot, Inc.                       857,128 (b)
       12,950    Rent-A-Center, Inc.                      310,800 (b)
        9,890    Safeway, Inc.                            489,555 (b)
        5,650    Saks, Inc.                               163,144 (b)
       26,605    Staples, Inc.                            823,092 (b)
       21,070    TJX Companies, Inc.                      701,894
                                                   --------------
                                                       14,018,205
                                                   --------------
                 Services - 7.5%
       13,400    ACNielsen Corp.                          405,350 (b)
       21,490    Acxiom Corp.                             535,907 (b)
       21,600    Affiliated Computer
                 Services, Inc., Class A                1,093,500 (b)
        7,200    Bisys (The) Group, Inc.                  421,200 (b)
       14,500    Ceridian Corp.                           473,969 (b)
        5,500    CheckFree Holdings Corp.                 151,594 (b)
        7,800    Cintas Corp.                             524,063
       14,300    Comdisco, Inc.                           366,438
       25,750    Concord EFS, Inc.                      1,089,547 (b)
        8,400    CSG System International, Inc.           219,975 (b)
        2,500    DoubleClick, Inc.                        229,375 (b)
        9,000    DST Systems, Inc.                        565,875 (b)
        9,230    Equifax, Inc.                            329,396
        4,400    E*TRADE Group, Inc.                      175,725 (b)
        7,460    First Data Corp.                         365,074
       14,710    Fiserv, Inc.                             460,607 (b)
       12,400    Galileo International, Inc.              662,625
        9,800    Gemstar International
                 Group, Ltd.                              639,450 (b)
       10,430    Getty Images, Inc.                       196,866 (b)
        5,600    Hertz Corp.                              347,200
        6,770    Interpublic Group of Cos., Inc.          586,451
       10,980    ITT Educational Services, Inc.           286,166 (b)
       18,930    Mettler-Toledo International, Inc.       469,701 (b)
       13,100    Metzler Group, Inc.                      361,888 (b)
       12,870    Paychex, Inc.                            410,231
                                                   --------------
                                                       11,368,173
                                                   --------------
                 Telecommunications
                 Equipment - 5.3%
       25,860    ADC Telecommunications, Inc.           1,178,246 (b)
       38,700    American Tower Corp.                     928,800 (b)
       14,600    CIENA Corp.                              440,738 (b)
        7,400    ECI Telecom, Ltd.                        245,588
       23,000    General Instrument Corp.                 977,500 (b)
        8,900    Global TeleSystems Group, Inc.           720,900 (b)
        7,000    Level 3 Communications
                 Holdings Corp.                           338,188 (b)
       10,395    Lucent Technologies, Inc.                701,013
        5,870    Motorola, Inc.                           556,183
        8,900    Newbridge Networks Corp.                 255,875 (b)
       14,400    Orckit Communications, Ltd.              356,400 (b)
       12,600    Teleglobe, Inc.                          374,850
        7,460    Tellabs, Inc.                            504,016 (b)
        7,100    Terayon Communication
                 Systems, Inc.                            396,713 (b)
                                                   --------------
                                                        7,975,010
                                                   --------------
                 Telephone &
                 Telecommunications - 3.9%
       21,880    AT&T Corp./Liberty
                 Media Group, Class A                     804,090 (b)
       17,510    CenturyTel, Inc.                         696,023
        9,110    Cincinnati Bell, Inc.                    227,181
        7,000    Frontier Corp.                           413,000
       18,000    Intermedia Communications of
                 Florida, Inc.                            540,000 (b)
        3,300    MCI Worldcom, Inc.                       284,006 (b)
       10,100    McLeodUSA, Inc.                          555,500 (b)
        9,430    NEXTEL Communications, Inc.,
                 Class A                                  473,268 (b)
       14,800    Qwest Communications
                 International, Inc.                      489,325 (b)
        9,300    RSL Communications, Ltd.,
                 Class A                                  179,606 (b)
          655    TALK.com, Inc.,
                 Common Rights                                  0 (b)
       13,100    US LEC Corp., Class A                    294,750 (b)
       17,270    VoiceStream Wireless Corp.               491,116 (b)
       17,270    Western Wireless Corp., Class A          466,290 (b)
                                                   --------------
                                                        5,914,155
                                                   --------------
                 Textiles & Apparel - 1.0%
       14,680    Jones Apparel Group, Inc.                503,708 (b)
       10,200    Shaw Industries, Inc.                    168,300
        3,850    Tommy Hilfiger Corp.                     282,975 (b)
        8,320    Warnaco Group, Inc., Class A             222,560
       11,500    WestPoint Stevens, Inc.                  342,844
                                                   --------------
                                                        1,520,387
                                                   --------------
                 Transportation - 0.5%
        7,200    CNF Transportation, Inc.                 276,300
       16,780    Expeditors International of
                 Washington, Inc.                         457,255
                                                   --------------
                                                          733,555
                                                   --------------
                 Trucking - 0.4%
       13,500    USFreightways Corp.                      625,219
                                                   --------------
                 Total Common Stocks
                 (cost $129,145,525)                  148,099,057
                                                   --------------
     Principal
      Amount                                             Value
  --------------                                     ------------
                 SHORT-TERM
                 SECURITIES - 2.0% (a)
                 U.S. Government Agency
 $  3,060,000    Federal Home Loan Bank
                 Discount Note, 4.49%,
                 Due 7/1/1999
                 (at amortized cost)                    3,060,000
                                                   --------------
                 Total Investments
                 (cost $132,205,525)                 $151,159,057 (d)
                                                   ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Mid Cap Growth Portfolio.
(b) Currently non-income producing.
(c) Includes stock rights that automatically traded with the stock and had no separate value at June 30, 1999.
(d) At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $132,205,525 and the net unrealized appreciation of investments based on that cost was $18,953,532 which is comprised of $23,123,850 aggregate gross unrealized appreciation and $4,170,318 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB Series Fund, Inc.
World Growth Portfolio
Portfolio of Investments
June 30, 1999
(unaudited)

       Shares                                           Value
    ------------                                     ------------
                 ARGENTINA - 0.3% (a)
                 COMMON STOCKS
$      13,592    Banco de Galicia Buenos
                 Aires 'B' ADR (USD)                 $    275,238
       10,799    Banco Frances del Rio de la
                 Plata ADR (USD)                          205,181
       22,830    Telefonica de Argentina
                 ADR (USD)                                716,291
                                                   --------------
                 Total Argentina                        1,196,710
                                                   --------------
                 AUSTRALIA - 2.1% (a)
                 COMMON STOCKS
       70,109    Australia Gas & Light                    425,916
       25,000    Brambles Industries Ltd.                 657,745
       49,769    Broken Hill Proprietary Co.              575,746
      262,549    Colonial Ltd.                            928,535
       73,084    Commonwealth
                 Bank of Australia                      1,161,908
       42,558    Lend Lease Corp.                         583,562
      106,531    News Corp. Ltd.                          907,744
      240,398    Telstra Corporation Ltd.               1,375,728
      186,544    Westpac Banking                        1,208,486
                                                   --------------
                                                        7,825,370
                                                   --------------
                 PREFERRED STOCKS
       90,696    News Corp. Ltd                           690,077
                                                   --------------
                 Total Australia                        8,515,447
                                                   --------------
                 BELGIUM - 1.5% (a)
                 COMMON STOCKS
       2,693     Credit Communal
                 Holding/Dexia                            400,866
      54,579     Fortis 'B'                             1,713,202
      55,020     Kredietbank                            3,261,249
      13,920     UCB SA                                   595,502 (b)
                                                   --------------
                 Total Belgium                          5,970,819
                                                   --------------
                 BRAZIL - 1.6% (a)
                 COMMON STOCKS
       1,030     Brazil Fund (USD)                         15,193
      23,490     Companhia Brasileira de
                 Distribuicao Grupo Pao de
                 Acucar ADS (USD)                         438,969
         391     Companhia Energetica Brasilia
                 ADR (USD)                                  8,211
      25,513     Companhia Energetica Minas
                 Gerais ADR (USD)                         535,773
      51,011     Telecomunicacoes Brasilias
                 ADR (USD)                                  3,188
      55,011     Telecomunicacues Brasilieras
                 SA ADR (USD)                           4,961,305
      15,000     Unibanco - Uniao de Bancos
                 Brasileiros SA GDR (USD)                 360,938
                                                   --------------
                 Total Brazil                           6,323,577
                                                   --------------
                 CANADA - 0.2% (a)
                 COMMON STOCKS
      16,090     Alcan Aluminum                           510,837
       5,900     Royal Bank of Canada                     260,441
                                                   --------------
                 Total Canada                             771,278
                                                   --------------
                 CHILE (c)
                 COMMON STOCKS
       8,522     Chilectra ADR (USD)                      181,093
                                                   --------------
                 CHINA - 0.2% (a)
                 COMMON STOCKS
      41,360     Huaneng Power International
                 'N' ADR (USD)                            708,290
                                                   --------------
                 DENMARK - 0.3% (a)
                 COMMON STOCKS
       5,244     Den Danske Bank                          567,139
      10,654     Teledanmark                              522,936
       4,510     Unidanmark 'A'                           300,158
                                                   --------------
                 Total Denmark                          1,390,233
                                                   --------------
                 FINLAND - 1.0% (a)
                 COMMON STOCKS
      45,620     Nokia (AB) OY                          3,997,328
                                                   --------------
                 FRANCE - 10.7% (a)
                 COMMON STOCKS
      13,729     Alcatel Alsthom                        1,931,822
      23,970     AXA                                    2,923,132
      11,550     Banque Nationale De Paris                962,031
      20,766     Carrefour                              3,050,446
      10,250     Cie de St. Gobain                      1,632,480
      11,024     Credit Commercial de France            1,190,957
       2,379     Credit Local de France                   318,321
       2,513     Dexia France                             336,250
       5,320     Groupe Danone                          1,371,031
       4,983     Lafarge Coppee                           473,606
       4,479     Legrand                                  911,431
       1,334     L'Oreal                                  901,414
      21,925     Pinault Printemps Redoute SA           3,760,872
      67,636     Sanofi-Synthelabo                      2,869,084
      37,030     Schneider SA                           2,078,486
       7,823     Societe Generale                       1,378,196
      10,605     Societe Nationale Elf Aquitaine        1,555,647
      15,738     Sodexho                                2,709,328
      22,250     ST Microelectronics                    1,481,693
       8,010     Television Francaise                   1,866,107
      31,089     Total 'B'                              4,009,218
      71,433     Vivendi                                5,784,165
                                                   --------------
                 Total France                          43,495,717
                                                   --------------
                 GERMANY - 6.3% (a)
                 COMMON STOCKS
       6,530     Allianz AG                             1,810,761
      32,372     Bayer AG                               1,348,176
      44,856     Bayerische Vereinsbank AG              2,913,109
      34,356     Deutsche Bank AG                       2,094,850
      42,095     Deutsche Telekom AG                    1,766,121
      44,617     Dresdner Bank AG                       1,743,152
      46,007     Gehe AG                                2,115,214
      12,240     Hoechst AG                               553,913
      28,540     Mannesmann AG                          4,257,141
       6,466     Rhoen Klinikum AG                        643,219
       5,210     SAP AG                                 1,761,599
      12,653     Siemens AG                               975,642
      30,605     Veba AG                                1,798,303
       6,490     Volkswagon AG                            415,463
                                                   --------------
                                                       24,196,663
                                                   --------------
                 PREFERRED STOCKS
       1,200     Fielmann AG                               44,409
       1,450     Fresenius AG                             256,347
       2,684     SAP AG                                 1,072,136
                                                   --------------
                                                        1,372,892
                                                   --------------
                 Total Germany                         25,569,555
                                                   --------------
                 HONG KONG - 2.5% (a)
                 COMMON STOCKS
     110,000     Cheung Kong Holdings Ltd.                978,269
     438,000     China Telecom Ltd.                     1,216,573
      49,000     Doa Heng Bank Ltd.                       219,782
     174,000     Henderson Land
                 Development Ltd.                       1,000,232
      42,400     Hong Kong Shanghai
                 Bank Holdings                          1,546,568
     241,200     Hong Kong
                 Telecommunications Ltd.                  626,425
     315,000     Hutchison Whampoa                      2,852,158
     220,000     New World Development
                 Co. Ltd.                                 659,268
      93,000     Sun Hung Kai Properties Ltd.             848,059
                                                   --------------
                 Total Hong Kong                        9,947,334
                                                   --------------
                 INDIA - 0.1% (a)
                 COMMON STOCKS
      27,000     Mahanager Telephone
                 Nigam Ltd. GDR (USD)                     274,050
                                                   --------------
                 IRELAND - 0.1% (a)
                 COMMON STOCKS
      28,507     CBT Group plc ADR (USD)                  470,366 (b)
                                                   --------------
                 ITALY - 4.8% (a)
                 COMMON STOCKS
      46,560     Assicurazioni Generali Spa             1,612,679
     233,000     Banca di Roma                            335,062
      47,000     Banca Popolare di Brescia              2,013,096
     413,177     Credito Italiano Spa                   1,814,435
     388,491     Ente Nazionale Idrocarburi             2,318,756
     123,477     Instituto Bancario
                 San Paolo di Torino                    1,680,179
     707,000     Istituto Nazionale
                 Delle Assicurazioni                    1,639,825
      71,600     Italgas Spa                              300,402
     121,645     Mediolanum Spa                           934,213
     217,200     Tecnost                                  535,123
     557,400     Telecom Italia Mobile Spa              3,326,910
     265,903     Telecom Italia Spa                     2,762,990
                                                   --------------
                 Total Italy                           19,273,670
                                                   --------------
                 JAPAN - 18.3% (a)
                 COMMON STOCKS
     141,000     Canon                                  4,056,212
      45,000     Citizen Watch Co.                        390,593
      77,000     Daiichi Pharmaceutical                 1,195,387
      98,000     Daiwa House Industry Co.               1,031,280
         207     DDI Corp.                              1,288,510
         186     East Japan Railway                       999,421
      20,700     Fanuc Co.                              1,112,259
      71,000     Fujitsu Ltd.                           1,429,156
     170,000     Hitachi                                1,595,024
      12,000     Honda Motor Co.                          508,886
      22,000     Ito-Yokado Co.                         1,473,092
      84,000     Kao Corp.                              2,360,916
      44,000     Kokuyo Co. Ltd.                          709,267
      43,000     Komori Corp.                             774,903
     106,000     Kuraray Co.                            1,275,820
      37,000     Kyocera                                2,171,613
      56,000     Makita Corp.                             633,744
     115,000     Marui Co. Ltd.                         1,901,298
     157,000     Matsushita Electric Industrial Co.     3,049,930
      92,000     Mitsubishi Corp.                         623,626
     490,000     Mitsubishi Heavy Industries Ltd.       1,988,840
     246,000     Mitsui Fudosan                         1,992,891
      55,000     Murata Manufacturing                   3,619,079
     269,000     NEC Corp.                              3,346,656
     142,000     Nippon Denso Corp.                     2,887,658
         320     Nippon Telegraph &
                 Telecom Corp.                          3,729,850
     167,000     Nomura Securities Co. Ltd.             1,956,179
          36     NTT Mobile Communication
                 Network, Inc.                            488,055
         144     NTT Mobile Communications              1,928,412
     116,000     Sankyo Co.                             2,924,692
     147,000     Sekisui Chemical Co. Ltd.                853,054
      90,000     Sekisui House                            971,646
      11,000     Seven-Eleven Japan Co. Ltd.            1,078,449
      56,300     Shin-Etsu Chemical Co. Ltd.            1,884,889
      62,000     Shiseido Co. Ltd.                        929,718
      39,700     Sony Corp.                             4,282,756
     199,000     Sumitomo Corp.                         1,455,857
     209,000     Sumitomo Electric
                 Industries Ltd.                        2,377,317
      35,000     TDK Corp.                              3,202,860
      47,000     Tokio Marine & Fire
                 Insurance Co.                            510,912
      14,900     Tokyo Electronics                      1,011,234
      87,000     Toppan Printing                          971,621
      60,000     Toshiba Corp                             428,040
      47,000     Uny Co.                                  707,117
                                                   --------------
                 Total Japan                           74,108,719
                                                   --------------
                 LUXEMBOURG - 0.1%
                 COMMON STOCKS
       1,800     Societe Europeenne
                 des Satellites                           266,269
                                                   --------------
                 MEXICO - 1.5% (a)
                 COMMON STOCKS
      75,000     Cementos de Mexico
                 ADS (USD)                                735,938
      47,850     Cemex 'B'                                236,941
      75,904     Gruma 'B'                                127,164 (b)
      21,039     Gruma SA ADR (USD)                       142,013
     240,062     Grupo Industrial Maseca 'B'              142,546
      17,500     Grupo Televisa GDR (USD)                 784,219 (b)
     110,408     Kimberly-Clark Mexico 'A'                454,229
      41,435     Telefonos de Mexico 'L'
                 ADS (USD)                              3,348,466
      20,700     TV Azteca SA ADS (USD)                   107,381
                                                   --------------
                 Total Mexico                           6,078,897
                                                   --------------
                 NETHERLANDS - 9.7% (a)
                 COMMON STOCKS
      85,636     ABN Amro Holdings NV                   1,853,836
       9,160     Akzo Nobel NV                            385,258
      43,390     ASM Lithography Holdings NV            2,509,274 (b)
     197,000     CLP Holdings Ltd.                        957,247
      33,699     CSM                                    1,683,086
     145,629     Elsevier                               1,688,869
       6,960     Equant NV                                641,420 (b)
      78,850     Fortis (NL) NV                         2,434,412
      18,040     Gucci Group NV (USD)                   1,262,800
     104,432     ING Groep NV                           5,651,822
      70,794     Koninklijke Ahold NV                   2,437,466
      11,730     Koninklijke KPN NV                       550,180
      23,320     Koninklijke Numico NV                    825,754
      30,680     Philips Electronics NV                 3,025,073
      53,928     Royal Dutch Petroleum Co.              3,157,608
       8,490     TNT Post Groep NV                        202,607
      26,662     Unilever NV                            1,796,114
      30,490     VNU NV                                 1,217,937
     170,788     Wolters Kluwer                         6,795,795
                                                   --------------
                 Total Netherlands                     39,076,558
                                                   --------------
                 NEW ZEALAND - 0.2% (a)
                 COMMON STOCKS
     209,000     Telecom Corp. of New Zealand             896,306
                                                   --------------
                 NORWAY - 0.9% (a)
                 COMMON STOCKS
       5,570     Bergesen 'A'                              81,990
      33,904     Norsk Hydro                            1,277,773
     134,010     Orkla 'A' ASA                          2,083,145
                                                   --------------
                 Total Norway                           3,442,908
                                                   --------------
                 PORTUGAL - 0.5% (a)
                 COMMON STOCKS
      63,553     Jeronimo Martins                       2,098,401
                                                   --------------
                 RUSSIA (c)
                 COMMON STOCKS
      13,070     Gazprom ADS (USD)                        147,038
                                                   --------------
                 SINGAPORE - 0.5% (a)
                 COMMON STOCKS
      35,416     Singapore Press Holdings Ltd.            603,445
     177,000     United Overseas Bank                   1,237,544
                                                   --------------
                 Total Singapore                        1,840,989
                                                   --------------
                 SOUTH KOREA - 0.4% (a)
                 COMMON STOCKS
      53,991     Korea Equity Fund (USD)                  803,116
      25,000     Korea Telecom                          1,000,000 (b)
                                                   --------------
                 Total South Korea                      1,803,116
                                                   --------------
                 SPAIN - 3.2% (a)
                 COMMON STOCKS
      44,990     Banco Bilboa Vizcaya SA                  649,755
       6,820     Banco Popular ESpanol SA                 490,370
     190,262     Banco Santander
                 Central Hispano                        1,980,929
      40,178     Corporacion Bancaria de
                 Espana SA                                913,256
      66,404     Endesa SA                              1,415,599
      11,276     Gas Natural SDG SA                       819,483
      94,880     Iberdrola                              1,443,632
      44,965     Repsol SA                                924,726
      87,128     Telefonica de Espana                   4,206,080
                                                   --------------
                 Total Spain                           12,843,830
                                                   --------------
                 SWEDEN - 3.5% (a)
                 COMMON STOCKS
      94,179     Astrazeneca                            3,672,193
      40,060     Atlas Copco AB 'B'                     1,075,943
     115,145     Electrolux AB 'B'                      2,414,396
       7,770     Esselte 'B'                               80,547
       6,582     Granges AB                               111,651
     155,720     Hennes & Mauritz AB                    3,852,185
       7,770     Meto AG                                   38,534 (b)
     325,121     Nordbanken Holding AB                  1,903,465
      35,380     Sandvik AB 'B'                           783,536
      28,418     Securitas AB                             425,149
                                                   --------------
                 Total Sweden                          14,357,599
                                                   --------------
                 SWITZERLAND - 6.9% (a)
                 COMMON STOCKS
      11,509     ABB Ltd.                               1,077,789
      21,397     ABB AG                                 2,015,748
       5,447     Adecco SA                              2,917,723
      10,720     Credit Suisse Group                    1,854,337
       3,565     Nestle SA                              6,421,172
       3,448     Novartis AG                            5,033,091
         364     Roche Holdings AG                      3,740,415
       1,542     Swisscom AG                              580,072
      14,688     UBS AG                                 4,382,504
                                                   --------------
                 Total Switzerland                     28,022,851
                                                   --------------
                 UNITED KINGDOM - 17.1% (a)
                 COMMON STOCKS
     120,000     Abbey National                         2,253,723
     421,000     ASDA Group                             1,443,333
     132,764     BG plc                                   809,872
     111,000     BP Amoco (USD)                         1,987,589
     274,000     Cable & Wireless                       3,494,011
     457,450     Cadbury Schweppes                      2,919,482
     320,800     Caradon plc                              755,963
      55,800     Centrica                                 131,053
     294,000     Compass Group plc                      2,917,214
     114,000     David S. Smith                           266,843
     103,000     Electrocomponents                        758,192
      38,000     GKN plc                                  648,690
     191,500     Glaxo Wellcome                         5,321,650
      34,000     Hays                                     358,534
      58,000     John Laing 'A'                           287,295
     468,000     Kingfisher                             5,461,157
     435,000     National Westminster Bank              9,222,247
      90,000     Rank Group plc                           358,203
     508,000     Reed International plc                 3,379,102
      84,000     Rolls Royce                              354,845
     140,000     RTZ                                    2,345,776
     240,000     Safeway plc                              957,099
     992,000     Shell Transport & Trading Co.          7,442,928
     591,400     SmithKline Beecham plc                 7,690,604
     723,000     Tesco                                  1,874,690
     508,008     Tomkins                                2,202,056
     207,642     Unilever                               1,842,675
     202,000     United News & Media                    1,942,255
                                                   --------------
                 Total United Kingdom                  69,427,081
                                                   --------------

   Principal
     Amount                                             Value
--------------                                       ------------
                 SHORT TERM
                 SECURITIES - 5.5% (a)
                 Commercial Paper
$  1,900,000     Edison Asset Securitization,
                 5.03%, Due 7/1/1999                 $  1,900,000
   1,458,000     Enterprise Funding Corp.,
                 5.08%, Due 7/12/1999                   1,455,737
   2,000,000     General Electric Capital Corp.,
                 5.25%, Due 7/6/1999                    1,998,542
  17,000,000     New Center Asset Trust,
                 5.50%, Due 7/1/1999                   17,000,000
                                                   --------------
                 Total Short-Term Securities
                 (at amortized cost)                   22,354,279
                                                   --------------
                 Total Investments                   $404,850,308 (e)
                                                   ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the World Growth Portfolio.

(b) Currently non-income producing.

(c) The market value of the denoted categories on investments represents less than 0.1% of the total investments of the World Growth Portfolio.

(d) Security Classification:
                                                               % of
                           Cost                 Value        Portfolio
                     ----------------      ---------------  ------------
    Common Stocks
    & Warrants          $ 319,402,427         $380,433,060         94.0%
    Preferred Stocks        1,938,148            2,062,969          0.5%
    Short-Term             22,354,279           22,354,279          5.5%
                       --------------     ----------------      --------
    Total Investments   $ 343,694,854         $404,850,308        100.0%
                       ==============     ================      ========

(e) At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $343,694,854 and the net unrealized appreciation of investments based on that cost was $61,155,454 which is comprised of $77,832,663 aggregate gross unrealized appreciation and $16,677,209 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (ADS) - American Depository Shares
    (GDR) - Global Depository Receipts
    (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LB Series Fund, Inc.
Growth Portfolio
Portfolio of Investments
June 30, 1999
(unaudited)

       Shares                                           Value
    ------------                                     ------------
                 COMMON STOCKS - 98.0% (a)
                 Aerospace - 0.2%
      200,000    Boeing Co.                          $  8,837,475
                                                   --------------
                 Airlines - 0.4%
      135,000    Delta Air Lines, Inc.                  7,779,375
      204,900    Southwest Airlines Co.                 6,377,513
                                                   --------------
                                                       14,156,888
                                                   --------------
                 Automotive - 1.3%
      225,000    Ford Motor Co.                        12,698,438
      155,500    General Motors Corp.                  10,263,000
      195,000    General Motors Corp., Class H         10,968,750 (b)
      100,000    SPX Corp.                              8,350,000 (b)
      350,000    Tower Automotive, Inc.                 8,903,125 (b)
                                                   --------------
                                                       51,183,313
                                                   --------------
                 Bank & Finance - 13.0%
      216,300    Ace, Ltd.                              6,110,475
      215,000    American Express Co.                  27,976,875
      425,000    American International
                 Group, Inc.                           49,751,563
      313,700    Associates First Capital Corp.,
                 Class A                               13,900,831
      425,000    Bank of America Corp.                 31,157,813
      523,300    Bank of New York Co., Inc.            19,198,569
      105,900    Bank United Corp.                      4,255,856
      307,300    BankBoston Corp.                      15,710,713
        2,500    Berkshire Hathaway, Inc.,
                 Class B                                5,600,000 (b)
      365,000    Chase Manhattan Corp.                 31,618,125
      638,600    Citigroup, Inc.                       30,333,500
      200,000    Compass Bancshares, Inc.               5,450,000
      105,000    Donaldson, Lufkin &
                 Jenrette, Inc.                         6,326,250
      332,523    Equity Office Properties Trust         8,520,902
      463,000    Federal Home Loan
                 Mortgage Corp.                        26,854,000
      289,900    Federal National
                 Mortgage Association                  19,821,913
      204,500    Golden State Bancorp, Inc.             4,499,000 (b)
      105,900    Hambrecht & Quist Group                3,931,538 (b)
      425,000    Hibernia Corp., Class A                6,667,188
      230,000    Knight/Trimark Group, Inc.,
                 Class A                               13,871,875 (b)
      200,000    Lehman Brothers Holdings, Inc.        12,450,000
      889,900    MBNA Corp.                            27,253,188
      480,000    Mellon Bank Corp.                     17,460,000
      273,000    Mercantile Bancorporation, Inc.       15,595,125
      215,000    Merrill Lynch & Co., Inc.             17,186,563
      100,000    Morgan Stanley
                 Dean Witter & Co.                     10,250,000
      148,743    Provident Bankshares
                 Corporation                            3,458,275
      165,000    Providian Financial Corp.             15,427,500
      135,000    Schwab, Charles Corp.                 14,833,125
       85,000    Standard & Poor's
                 Depositary Receipts Trust             11,645,000
      169,600    State Street Corp.                    14,479,600
      225,400    Summit Bancorp                         9,424,538
      140,000    UNUM Corp.                             7,665,000
      250,000    U.S. Bancorp                           8,500,000
                                                   --------------
                                                      517,184,900
                                                   --------------
                 Broadcasting - 2.0%
      300,000    CBS Corp.                             13,031,250
      235,000    Chancellor Media Corp.                12,954,375 (b)
      465,900    Clear Channel
                 Communications, Inc.                  32,117,981 (b)
      372,100    Fox Entertainment Group, Inc.         10,023,444 (b)
      292,000    TV Azteca, S.A. de C.V., ADR           1,514,750
      273,200    USA Networks, Inc.                    10,962,150 (b)
                                                   --------------
                                                       80,603,950
                                                   --------------
                 Building Materials - 0.2%
      237,700    Masco Corp.                            6,863,588
                                                   --------------
                 Chemicals - 1.0%
      243,300    Air Products & Chemicals, Inc.         9,792,825
      215,000    E.I. du Pont de
                 Nemours and Co.                       14,687,188
      375,000    Lyondell Petrochemical Co.             7,734,375
      180,000    Monsanto Co.                           7,098,750
                                                   --------------
                                                       39,313,138
                                                   --------------
                 Computer Software - 7.1%
      190,600    AboveNet
                 Communications, Inc.                   7,695,475 (b)
      144,200    AppliedTheory Corp.                    1,838,550 (b)
       65,300    Aware, Inc.                            3,011,963 (b)
      220,000    BMC Software, Inc.                    11,880,000 (b)
      289,000    Citrix Systems, Inc.                  16,328,500 (b)
      126,800    Computer Associates
                 International, Inc.                    6,974,000
      600,100    Compuware Corp.                       19,090,681 (b)
      160,000    Concentric Network Corp.               6,360,000 (b)
      186,800    Electronic Arts, Inc.                 10,133,900 (b)
       37,000    Extreme Networks, Inc.                 2,148,313 (b)
      600,600    Informix Corp.                         5,123,869 (b)
      110,000    Infoseek Corp.                         5,273,125 (b)
      133,300    Intuit, Inc.                          12,013,663 (b)
      133,400    Macromedia, Inc.                       4,702,350 (b)
       57,800    MarketWatch.com, Inc.                  3,402,975 (b)
    1,000,000    Microsoft Corp.                       90,187,500 (b)
      130,000    MindSpring Enterprises, Inc.           5,760,625 (b)
       50,000    Net Perceptions, Inc.                  1,090,625 (b)
      570,000    Network Associates, Inc.               8,371,875 (b)
      682,200    Novell, Inc.                          18,078,300 (b)
      300,000    Oracle Corp.                          11,137,500 (b)
      575,000    Parametric Technology Corp.            7,978,125 (b)
      256,400    Peregrine Systems, Inc.                6,586,275 (b)
       18,000    Sagent Technology, Inc.                  155,250 (b)
       66,700    Siebel Systems, Inc.                   4,427,213 (b)
      129,900    Verity, Inc.                           7,038,956 (b)
      261,300    Viasoft, Inc.                            914,550 (b)
       30,000    Yahoo!, Inc.                           5,167,500 (b)
                                                   --------------
                                                      282,871,658
                                                   --------------
                 Computers & Office
                 Equipment - 8.8%
      153,700    3Com Corp.                             4,101,869 (b)
      252,000    Cabletron Systems, Inc.                3,276,000 (b)
    1,600,000    Cisco Systems, Inc.                  103,200,000 (b)
      153,300    Compaq Computer Corp.                  3,631,294
      375,000    Dell Computer Corp.                   13,875,000 (b)
      510,000    EMC Corp.                             28,050,000 (b)
      110,000    Gateway, Inc.                          6,490,000 (b)
      100,000    Hewlett Packard Co.                   10,050,000
      370,000    International Business
                 Machines Corp.                        47,822,500
      185,000    Lexmark International Group,
                 Inc., Class A                         12,221,563 (b)
      103,400    Lycos, Inc.                            9,499,875 (b)
      203,300    Pitney Bowes, Inc.                    13,062,025
      130,000    Seagate Technology, Inc.               3,331,250 (b)
      303,000    Storage Technology Corp.               6,893,250 (b)
      535,000    Sun Microsystems, Inc.                36,848,125 (b)
      165,000    Texas Instruments, Inc.               23,925,000
       91,500    Verio, Inc.                            6,359,250 (b)
      332,200    Xerox Corp.                           19,620,563
                                                   --------------
                                                      352,257,564
                                                   --------------
                 Conglomerates - 3.8%
      240,000    AlliedSignal, Inc.                    15,120,000
      553,700    General Electric Co.                  62,568,100
      722,400    Tyco International, Ltd.              68,447,400
      300,000    U.S. Industries, Inc.                  5,100,000
                                                   --------------
                                                      151,235,500
                                                   --------------
                 Construction &
                 Home Building - 0.3%
      250,000    Kaufman & Broad Home Corp.             6,218,750
      260,800    Pulte Corp.                            6,014,700
                                                   --------------
                                                       12,233,450
                                                   --------------
                 Drugs & Health
                 Care - 9.8%
      250,000    Abbott Laboratories                   11,375,000
      380,000    American Home Products Corp.          21,850,000
      323,400    Amgen, Inc.                           19,686,975
      188,000    Baxter International, Inc.            11,397,500
      355,400    Becton, Dickinson & Co.               10,662,000
      280,000    Biogen, Inc.                          18,007,500 (b)
      211,400    Biomet, Inc.                           8,403,150
      565,000    Bristol-Myers Squibb Co.              39,797,188
       70,000    Cardinal Health, Inc.                  4,488,750
      200,000    Centocor, Inc.                         9,325,000 (b)
      238,800    Eli Lilly & Co.                       17,104,050
      150,000    Forest Laboratories, Inc.              6,937,500 (b)
      116,700    Genzyme Corp.                          5,659,950 (b)
       20,890    Genzyme Surgical Products Co.             92,049 (b)
      190,000    Guidant Corp.                          9,773,125
      230,400    Johnson & Johnson                     22,579,200
      185,800    Mallinckrodt, Inc.                     6,758,475
      148,300    MedImmune, Inc.                       10,047,325 (b)
      333,900    Medtronic, Inc.                       26,002,463
      525,200    Merck & Co., Inc.                     38,864,800
       62,500    Miravant Medical Technologies            445,313 (b)
      329,500    Pfizer, Inc.                          36,162,625
      175,000    Rite Aid Corp.                         4,309,375
      420,000    Schering-Plough Corp.                 22,260,000
      140,000    Smithkline Beecham plc, ADR            9,248,750
      190,800    Teva Pharmaceutical
                 Industries, Ltd., ADR                  9,349,200
      175,000    Warner-Lambert Co.                    12,140,625
                                                   --------------
                                                      392,727,888
                                                   --------------
                 Electronic Equipment - 6.9%
      201,200    Altera Corp.                           7,406,675 (b)
      280,200    Analog Devices, Inc.                  14,062,538 (b)
      258,200    Applied Materials, Inc.               19,074,525 (b)
      135,000    Celestica, Inc.                        5,847,188 (b)
      200,000    Excel Switching Corp.                  5,987,500 (b)
      150,000    Honeywell, Inc.                       17,381,250
      785,000    Intel Corp.                           46,707,500
      143,300    Jabil Circuit, Inc.                    6,466,413 (b)
       50,000    KLA Instruments Corp.                  3,243,750 (b)
       88,664    Koninklijke (Royal) Philips
                 Electronics NV, ADR                    8,943,981
      175,000    LAM Research Corp.                     8,170,313 (b)
      230,600    Linear Technology Corp.               15,507,850
      161,700    Microchip Technology, Inc.             7,660,538 (b)
      180,000    National Semiconductor Corp.           4,556,250 (b)
      243,300    Novellus Systems, Inc.                16,605,225 (b)
      200,000    Sanmina Corp.                         15,175,000 (b)
      193,300    SCI Systems, Inc.                      9,181,750 (b)
      246,700    Symbol Technologies, Inc.              9,097,063
      380,000    Unisys Corp.                          14,796,250 (b)
      164,300    Vishay Intertechnology, Inc.           3,450,300 (b)
      200,000    Whirlpool Corp.                       14,800,000
      347,600    Xilinx, Inc.                          19,900,100 (b)
                                                   --------------
                                                      274,021,959
                                                   --------------
                 Food & Beverage - 1.2%
      210,000    Coca-Cola Co.                         13,125,000
      395,400    International Home Foods, Inc.         7,290,188 (b)
      127,800    Nabisco Holdings, Inc.,
                 Class A                                5,527,350
      264,400    PepsiCo, Inc.                         10,228,975
      214,000    Suiza Foods Corp.                      8,961,250 (b)
       83,800    U.S. Foodservice                       3,571,975 (b)
                                                   --------------
                                                       48,704,738
                                                   --------------
                 Healthcare Management - 0.6%
      127,600    Capital Senior Living Corp.            1,276,000 (b)
      465,000    Oxford Health Plans, Inc.              7,236,563 (b)
       40,000    PacifiCare Health
                 Systems, Inc., Class A                 2,877,500 (b)
       60,000    PacifiCare Health
                 Systems, Inc., Class B                 4,316,250 (b)
      592,200    Total Renal Care Holdings, Inc.        9,216,113 (b)
                                                   --------------
                                                       24,922,426
                                                   --------------
                 Hospital Management - 0.1%
       50,000    Wellpoint Health Networks, Inc.,
                 Class A                                4,243,750
                                                   --------------
                 Household Products - 0.9%
      150,000    Colgate Palmolive Co.                 14,812,500
      205,500    Dial Corp.                             7,642,031
      150,000    Procter & Gamble Co.                  13,387,500
                                                   --------------
                                                       35,842,031
                                                   --------------
                 Internet Service - 1.8%
      450,000    America Online, Inc.                  49,725,000
      395,186    At Home Corp., Series A               21,315,345 (b)
                                                   --------------
                                                       71,040,345
                                                   --------------
                 Leisure &
                 Entertainment - 1.5%
      103,700    American Skiing Co.                      421,281 (b)
      325,000    Carnival Corp., Inc.                  15,762,500
      353,700    Disney (Walt) Co.                     10,898,381
      444,000    Mattel, Inc.                          11,738,250
      306,500    Premier Parks, Inc.                   11,263,875 (b)
       50,000    Royal Caribbean Cruises, Ltd.          2,187,500
      215,000    Viacom, Inc., Class B                  9,460,000 (b)
                                                   --------------
                                                       61,731,787
                                                   --------------
                 Machinery &
                 Equipment - 0.7%
      500,000    AGCO Corp.                             5,656,250
      301,700    Black & Decker Corp.                  19,044,813
       44,000    PACCAR, Inc.                           2,348,500
                                                   --------------
                                                       27,049,563
                                                   --------------
                 Media - 3.0%
      160,000    Cablevision Systems Corp.,
                 Class A                               11,200,000 (b)
      325,000    MediaOne Group, Inc.                  24,171,875 (b)
      255,200    MediaOne Group, Inc.
                 (Airtouch Communications,
                 Premium Income
                 Exchangeable Security)                23,095,600
      372,800    Outdoor Systems, Inc.                 13,607,200 (b)
      500,000    Time Warner, Inc.                     36,750,000
      240,800    Young & Rubicam, Inc.                 10,941,350
                                                   --------------
                                                      119,766,025
                                                   --------------
                 Mining & Metals - 0.1%
      153,300    USX-U.S. Steel Group, Inc.             4,139,100
                                                   --------------
                 Oil & Oil Service - 4.1%
      225,000    Burlington Resources, Inc.             9,731,250
      153,400    Chevron Corp.                         14,601,763
      175,000    Coastal Corp.                          7,000,000
      525,000    Halliburton Co.                       23,756,250
      317,800    McDermott International, Inc.          8,977,850
      215,000    Mobil Corp.                           21,285,000
      296,300    Royal Dutch Petroleum Co.             17,852,075
      568,900    R&B Falcon Corp.                       5,333,438 (b)
      475,100    Santa Fe Snyder Corp.                  3,622,638 (b)
      210,000    Schlumberger, Ltd.                    13,374,375
      175,000    Smith International, Inc.              7,601,563 (b)
      165,000    Texaco, Inc.                          10,312,500
      245,000    Transocean Offshore, Inc.              6,431,250
      259,200    USX-Marathon Group                     8,440,200
      185,100    Weatherford International, Inc.        6,779,288 (b)
                                                   --------------
                                                      165,099,440
                                                   --------------
                 Paper & Forest
                 Products - 0.4%
      524,600    Asia Pulp & Paper Co.,
                 Ltd., ADR                              5,049,275 (b)
       70,300    Temple Inland, Inc.                    4,797,975
      130,600    Willamette Industries, Inc.            6,015,763
                                                   --------------
                                                       15,863,013
                                                   --------------
                 Pollution Control - 0.8%
      420,000    Republic Services, Inc., Class A      10,395,000 (b)
      383,000    Waste Management, Inc.                20,586,250
                                                   --------------
                                                       30,981,250
                                                   --------------
                 Real Estate Investment
                 Trust - 0.1%
      157,000    Glimcher Realty Trust                  2,551,250
                                                   --------------
                 Restaurants - 0.8%
      443,900    Buffets, Inc.                          5,104,850 (b)
      687,200    McDonald's Corp.                      28,389,950
                                                   --------------
                                                       33,494,800
                                                   --------------
                 Retail - 10.2%
      400,000    Abercrombie & Fitch Co.,
                 Class A                               19,200,000 (b)
      171,100    American Eagle Outfitters, Inc.        7,785,050 (b)
      100,000    AnnTaylor Stores, Inc.                 4,500,000 (b)
      165,000    Best Buy Co., Inc.                    11,137,500 (b)
      260,000    Circuit City Stores, Inc.             24,180,000
      225,000    Costco Companies, Inc.                18,014,063 (b)
      485,000    CVS Corp.                             24,613,750
      257,400    Dayton Hudson Corp.                   16,731,000
      287,250    Dollar General Corp.                   8,330,250
      331,500    Family Dollar Stores, Inc.             7,956,000
       23,800    GoTo.com, Inc.                           666,400 (b)
      140,000    Great Atlantic &
                 Pacific Tea, Inc.                      4,733,750
      216,900    Hasbro, Inc.                           6,059,644
      650,000    Home Depot, Inc.                      41,884,375
      138,390    Intimate Brands, Inc.                  6,556,226
      618,000    Kmart Corp.                           10,158,375 (b)
      205,000    Kohl's Corp.                          15,823,438 (b)
    1,120,000    Kroger Co.                            31,290,000 (b)
      325,000    Lowe's Companies                      18,423,438
      163,000    Men's (The) Wearhouse, Inc.            4,156,500 (b)
      152,400    Office Depot, Inc.                     3,362,325 (b)
      800,000    PetsMart, Inc.                         8,200,000 (b)
      146,800    Ross Stores, Inc.                      7,395,050
      470,000    Safeway, Inc.                         23,265,000 (b)
      330,200    Staples, Inc.                         10,215,563 (b)
      186,500    Streamline.com, Inc.                   1,503,656 (b)
      103,600    Tandy Corp.                            5,063,450
      110,000    Ticketmaster Online-City
                 Search, Class B                        3,327,500 (b)
      443,700    TJX Companies, Inc.                   14,780,756
      725,000    Wal-Mart Stores, Inc.                 34,981,250
      200,000    Williams-Sonoma, Inc.                  6,962,500 (b)
      150,000    Zale Corp.                             6,000,000 (b)
       88,500    Zany Brainy, Inc.                        857,344 (b)
                                                   --------------
                                                      408,114,153
                                                   --------------
                 Services - 3.3%
      139,700    Block (H & R), Inc.                    6,985,000
      927,800    Cendant Corp.                         19,019,900 (b)
       97,100    Ceridian Corp.                         3,173,956 (b)
      150,000    Computer Sciences Corp.               10,378,125
      301,700    Concord EFS, Inc.                     12,765,681 (b)
      150,000    Electronic Data Systems Corp.          8,484,375
      271,800    Fiserv, Inc.                           8,510,738 (b)
      343,000    Galileo International, Inc.           18,329,063
      185,000    Interpublic Group of Cos., Inc.       16,025,625
      175,000    NCO Group, Inc.                        6,650,000 (b)
      213,900    NetGravity, Inc.                       4,866,225 (b)
      100,000    Omnicom Group, Inc.                    8,000,000
       46,300    US Web Corp.                           1,027,281 (b)
      281,100    WESCO International, Inc.              5,762,550 (b)
                                                   --------------
                                                      129,978,519
                                                   --------------
                 Telecommunications
                 Equipment - 5.5%
      200,000    ADC Telecommunications, Inc.           9,112,500 (b)
      299,000    American Tower Corp.                   7,176,000 (b)
      196,600    ANTEC Corp.                            6,303,488 (b)
      425,000    General Instrument Corp.              18,062,500 (b)
      175,200    Level 3 Communications
                 Holdings Corp.                         8,464,350 (b)
      680,000    Lucent Technologies, Inc.             45,857,500
      450,000    Motorola, Inc.                        42,637,500
      248,300    Newbridge Networks Corp.               7,138,625 (b)
      250,000    Nokia Corp., ADR                      22,890,625
      140,000    Nortel Networks Corp.                 12,153,750
      560,000    Tellabs, Inc.                         37,835,000 (b)
                                                   --------------
                                                      217,631,838
                                                   --------------
                 Telephone &
                 Telecommunications - 7.7%
       92,400    Adelphia Communications Corp.          5,878,950 (b)
      125,000    ALLTEL Corp.                           8,937,500
      275,000    Ameritech Corp.                       20,212,500
      822,500    AT&T Corp.                            45,905,781
      922,008    AT&T Corp./Liberty
                 Media Group, Class A                  33,883,794 (b)
      295,000    Bell Atlantic Corp.                   19,285,625
      158,900    Cable & Wireless plc, ADR              6,296,413
      317,700    Intermedia Communications of
                 Florida, Inc.                          9,531,000 (b)
      725,000    MCI Worldcom, Inc.                    62,395,313 (b)
      327,500    MobileMedia Corp., Class A                    33 (b)
      358,300    NEXTEL Communications, Inc.,
                 Class A                               17,982,181 (b)
      330,000    Qwest Communications
                 International, Inc.                   10,910,625 (b)
      298,700    SBC Communications, Inc.              17,324,600
      200,000    Sprint Corp. (FON Group)              10,562,500
      180,000    Sprint Corp. (PCS Group)              10,282,500 (b)
      145,000    Telecomunicacoes
                 Brasileiras S.A., ADR                 13,077,188
      145,000    Telecomunicacoes
                 Brasileiras S.A.
                 Telebras, ADR                              9,063 (b)
       93,100    Time Warner Telecom, Inc.              2,699,900 (b)
       41,350    Vodafone Group plc                     8,145,950
      197,000    Ziff-Davis, Inc.                       3,041,188 (b)
                                                   --------------
                                                      306,362,604
                                                   --------------
                 Textiles & Apparel - 0.4%
      110,000    NIKE, Inc., Class B                    6,964,375
      146,000    Tommy Hilfiger Corp.                  10,731,000 (b)
                                                   --------------
                                                       17,695,375
                                                   --------------
                 Total Common Stocks
                 (cost $3,089,605,734)              3,908,703,278
                                                   --------------

   Principal
     Amount                                             Value
--------------                                       ------------
                 SHORT-TERM
                 SECURITIES - 2.0% (a)
                 Commercial Paper
 $    250,000    Abbott Laboratories, Inc.,
                 4.86%, Due 7/9/1999                $     249,730
   24,200,000    Block Financial Corp., 5.55%,
                 Due 7/1/1999                          24,200,000
    8,500,000    Cargill, Inc., 5.7%
                 Due 7/1/1999                           8,500,000
   10,000,000    Colgate-Palmolive Co., 4.94%,
                 Due 7/7/1999                           9,991,767
   10,000,000    Commercial Credit Co.,
                 4.98%, Due 7/14/1999                   9,982,017
   10,000,000    Ford Motor Credit Corp.,
                 5.65%, Due 7/1/1999                   10,000,000
   16,300,000    Warner-Lambert Co., 5.7%,
                 Due 7/1/1999                          16,300,000
                                                   --------------
                 Total Commercial Paper
                 (at amortized cost)                   79,223,514
                                                   --------------
                 Total Common Stocks
                 (cost $3,168,829,248)             $3,987,926,792 (c)
                                                   ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.

(b) Currently non-income producing.

(c) At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $3,168,829,248 and the net unrealized appreciation of investments based on that cost was $819,097,544 which is comprised of $879,256,530 aggregate gross unrealized appreciation and $60,158,986 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.



LB Series Fund, Inc.
High Yield Portfolio
Portfolio of Investments
June 30, 1999
(unaudited)

   Principal                                                                                Maturity
    Amount                                                                         Rate       Date        Value
 -------------                                                                 ----------  ---------  -------------
               CORPORATE BONDS - 81.1% (a)
               Aerospace - 0.7%
$  4,800,000   Condor Systems, Inc., Notes                                       11.875%    5/1/2009    $  4,655,995
   2,400,000   Sabreliner Corp., Sr. Notes                                         11.0%   6/15/2008       2,088,000
   3,600,000   Sequa Corp., Sr. Subordinated Notes                                9.375%  12/15/2003       3,636,000
                                                                                                      --------------
                                                                                                          10,379,995
                                                                                                      --------------
               Airlines - 0.8%
   4,000,000   Northwest Airlines, Corp., Notes                                   8.375%   3/15/2004       3,960,728
   4,500,000   Northwest Airlines, Corp., Sr. Notes                               7.625%   3/15/2005       4,140,000
   3,000,000   U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3      10.375%    3/1/2013       3,269,556
                                                                                                      --------------
                                                                                                          11,370,284
                                                                                                      --------------
               Automotive - 1.1%
   3,000,000   Dura Operating Corp., Sr. Subordinated Notes                         9.0%    5/1/2009       2,880,000
   4,000,000   Group1 Automotive, Inc., Sr. Subordinated Notes                   10.875%    3/1/2009       3,920,000
   2,500,000   JL French Automotive Casting, Sr. Subordinated Notes                11.5%    6/1/2009       2,562,500
   3,250,000   Venture Holdings Trust, Sr. Notes                                   11.0%    6/1/2007       3,298,750
   3,250,000   Venture Holdings Trust, Sr. Subordinated Notes                      12.0%    6/1/2009       3,290,625
                                                                                                      --------------
                                                                                                          15,951,875
                                                                                                      --------------
               Bank & Finance - 4.8%
   8,400,000   Altiva Financial Corp., Subordinated Notes                          12.5%   12/1/2001       4,494,000
   3,550,000   Chevy Chase Savings Bank, Subordinated Debentures                   9.25%   12/1/2005       3,603,250
   6,000,000   Dollar Financial Group, Inc., Sr. Notes, Series A                 10.875%  11/15/2006       5,970,000
   4,200,000   FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C       11.05%    9/9/2010       3,906,000
   8,000,000   GS Escrow Corp., Sr. Notes                                         7.125%    8/1/2005       7,714,352
   3,896,000   HomeSide, Inc., Sr. Notes, Series B                                11.25%   5/15/2003       4,451,180
   4,250,000   Metris Companies, Inc., Sr. Notes                                   10.0%   11/1/2004       4,186,250
   4,800,000   Riggs Capital Trust II, Trust Preferred Securities                 8.875%   3/15/2027       4,730,822
   9,000,000   SIG Capital Trust I, Bond                                            9.5%   8/15/2027       6,750,000
   3,000,000   United Companies Financial Corp., Sr. Notes                         9.35%   11/1/1999         975,000 (c)
  10,060,000   United Companies Financial Corp., Subordinated Notes               8.375%    7/1/2005         955,700 (c)
   3,000,000   Veritas Capital Trust, Trust Preferred Securities                   10.0%    1/1/2028       2,400,000
   5,070,000   Veritas Holdings GMBH, Sr. Notes                                   9.625%  12/15/2003       4,993,950
   7,500,000   Williams Scotsman, Inc., Sr. Notes                                 9.875%    6/1/2007       7,462,500
   5,000,000   Willis Corroon Corp., Sr. Subordinated Notes                         9.0%    2/1/2009       4,843,750
   6,500,000   Wilshire Financial Services Group, Inc., Notes                      13.0%    1/1/2004       1,982,500 (c)
   3,500,000   Wilshire Financial Services Group, Inc., Notes, Series B            13.0%   8/15/2004       1,067,500 (c)
                                                                                                      --------------
                                                                                                          70,486,754
                                                                                                      --------------
               Broadcasting - 12.1%
   6,300,000   Adelphia Communications Corp., Sr. Debentures                     11.875%   9/15/2004       6,654,375
   1,772,380   American Telecasting, Inc., Sr. Discount Notes                Zero Coupon   6/15/2004       1,869,861
   2,542,728   American Telecasting, Inc., Sr. Discount Notes, Series B      Zero Coupon   8/15/2005       2,428,305
   3,600,000   Australis Holdings Pty., Ltd., Sr. Discount Notes             Zero Coupon   11/1/2002          36,000 (c)
  24,594,230   Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes     Zero Coupon   5/15/2003         368,913 (c)
  13,000,000   Avalon Cable Holdings, LLP, Sr. Discount Notes                Zero Coupon   12/1/2008       8,677,500
   6,600,000   Bresnan Communications Group, Sr. Discount Notes              Zero Coupon    2/1/2009       4,323,000
   2,000,000   Chancellor Media Corp., Sr. Notes                                    8.0%   11/1/2008       1,970,000
   3,600,000   Chancellor Media Corp., Sr. Subordinated Notes                     8.125%  12/15/2007       3,492,000
   2,100,000   Chancellor Media Corp., Sr. Subordinated Notes, Series B            8.75%   6/15/2007       2,102,625
   6,200,000   Charter Communications Holdings, Inc., Sr. Notes                   9.625%    4/1/2009       5,983,000
   2,600,000   Classic Cable, Inc., Sr. Subordinated Notes                        9.875%    8/1/2008       2,697,500
   6,000,000   Classic Communications, Inc., Sr. Discount Notes              Zero Coupon    8/1/2009       4,080,000
   3,000,000   CSC Holdings, Inc., Sr. Notes                                      7.875%  12/15/2007       3,022,500
   6,500,000   Diamond Cable Communications plc, Sr. Discount Notes (USD)    Zero Coupon  12/15/2005       5,882,500
   2,400,000   Diamond Cable Communications plc, Sr. Discount Notes (USD)    Zero Coupon   2/15/2007       1,860,000
  12,000,000   DIVA Systems Corp., Sr. Discount Notes, Series B              Zero Coupon    3/1/2008       3,525,000
   7,400,000   EchoStar DBS Corp., Sr. Notes                                      9.375%    2/1/2009       7,566,500
   2,400,000   Emmis Communications Corp., Sr. Subordinated Notes                 8.125%   3/15/2009       2,295,000
   8,000,000   Grupo Televisa S.A., Sr. Notes (USD)                              11.875%   5/15/2006       8,240,000
   3,000,000   Grupo Televisa S.A., Sr. Notes, Series A (USD)                    11.375%   5/15/2003       3,075,000
  15,105,000   Intermedia Capital Partners, Sr. Notes                             11.25%    8/1/2006      16,879,838
   5,400,000   Jacor Communications, Inc., Convertible                       Zero Coupon    2/9/2018       3,030,750
   3,240,000   Jones Intercable, Inc., Sr. Notes                                  9.625%   3/15/2002       3,434,400
   5,400,000   NTL Communications Corp., Sr. Notes, Series B                       11.5%   10/1/2008       5,973,750
   7,200,000   NTL Communications Corp., Sr. Notes, Series B                 Zero Coupon   10/1/2008       4,950,000
   3,000,000   NTL, Inc., Convertible Subordinated Notes                            7.0%  12/15/2008       4,912,500
   6,000,000   Olympus Communications, LP, Sr. Notes                             10.625%  11/15/2006       6,510,000
   4,800,000   OnePoint Communications Corp., Sr. Notes                            14.5%    6/1/2008       2,664,000
   4,200,000   ONO Finance plc, Units (USD)                                        13.0%    5/1/2009       4,336,500
   7,000,000   Rogers Cablesystems, Ltd., Sr. Secured Second Priority Notes       9.625%    8/1/2002       7,350,000
     886,310   Scott Cable Communications, Inc., Payment-In-Kind Jr.
               Subordinated Notes                                                  16.0%   7/18/2002         217,146
   5,525,000   SFX Broadcasting, Inc., Sr. Subordinated Notes, Series B           10.75%   5/15/2006       6,022,250
   5,000,000   Sinclair Broadcast Group, Inc., Sr. Subordinated Notes               9.0%   7/15/2007       4,962,500
   6,500,000   Supercanal Holding S.A., Sr. Notes (USD)                            11.5%   5/15/2005       3,493,750 (c)
   2,400,000   Susquehanna Media Co., Sr. Subordinated Notes                        8.5%   5/15/2009       2,376,000
   4,200,000   Telewest Communications plc, Sr. Discount Notes               Zero Coupon   4/15/2009       2,819,250
   6,000,000   UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B     Zero Coupon   5/15/2006       4,290,000
   9,000,000   United International Holdings, Inc., Sr. Notes, Series B      Zero Coupon   2/15/2008       5,962,500
   7,850,000   Young Broadcasting, Inc., Sr. Subordinated Notes                   11.75%  11/15/2004       8,360,250
                                                                                                      --------------
                                                                                                         178,694,963
                                                                                                      --------------
               Building Products & Materials - 0.8%
   6,000,000   CEMEX S.A. de C.V., Notes (USD)                                    12.75%   7/15/2006       6,795,000
   5,500,000   Formica Corp., Sr. Subordinated Notes                             10.875%    3/1/2009       5,362,500
                                                                                                      --------------
                                                                                                          12,157,500
                                                                                                      --------------
               Chemicals - 1.6%
   6,450,000   Huntsman Polymers Corp., Sr. Notes                                 11.75%   12/1/2004       6,869,250
   3,000,000   Lyondell Chemical Co., Secured Notes, Series A                     9.625%    5/1/2007       3,097,500
   7,200,000   Lyondell Chemical Co., Sr. Secured Notes, Series B                 9.875%    5/1/2007       7,398,000
   6,000,000   ZSC Specialty Chemical plc, Sr. Notes (USD)                         11.0%    7/1/2009       6,082,500
                                                                                                      --------------
                                                                                                          23,447,250
                                                                                                      --------------
               Computers & Office Equipment - 1.5%
   2,400,000   Anteon Corp., Sr. Subordinated Notes                               12.00%   5/15/2009       2,388,000
   5,200,000   Dictaphone Corp., Sr. Subordinated Notes                           11.75%    8/1/2005       2,990,000
   3,900,000   Integrated Circuit Systems, Sr. Subordinated Notes                  11.5%   5/15/2009       3,909,750
   1,200,000   MCMS, Inc., Sr. Subordinated Notes, Series B                        9.75%    3/1/2008         666,000
   4,200,000   MCMS, Inc., Subordinated Notes, Series B (Variable rate)            9.75%    3/1/2008       2,336,250
   6,000,000   Unisys Corp., Sr. Notes                                            11.75%  10/15/2004       6,690,000
   3,600,000   Unisys Corp., Sr. Notes                                             12.0%   4/15/2003       3,942,000
                                                                                                      --------------
                                                                                                          22,922,000
                                                                                                      --------------
               Conglomerates - 0.3%
   4,250,000   Eagle-Picher, Inc., Sr. Subordinated Notes                         9.375%    3/1/2008       4,058,750
                                                                                                      --------------
               Construction & Home Building - 1.2%
   5,400,000   Fortress (The) Group, Inc., Sr. Notes                              13.75%   5/15/2003       3,807,000
   6,000,000   M.D.C. Holdings, Inc., Sr. Notes                                   8.375%    2/1/2008       5,745,000
   9,600,000   Peters (J.M.) Co., Inc., Sr. Notes                                 12.75%    5/1/2002       8,556,000
                                                                                                      --------------
                                                                                                          18,108,000
                                                                                                      --------------
               Containers & Packaging - 1.5%
   3,600,000   Consolidated Container Co., LLC, Sr. Subordinated Notes           10.125%   7/15/2009       3,654,000
   4,560,000   Dimac Corp., Sr. Subordinated Notes                                 12.5%   10/1/2008       2,758,800
   2,000,000   Fonda Group, Inc., Sr. Subordinated Notes, Series B                  9.5%    3/1/2007       1,750,000
   4,750,000   Radnor Holdings Corp., Sr. Notes                                    10.0%   12/1/2003       4,773,750
   6,250,000   SF Holdings Group, Inc., Sr. Discount Notes, Series B         Zero Coupon   3/15/2008       2,250,000
   2,866,000   Silgan Holdings, Inc., Subordinated Debentures                     13.25%   7/15/2006       3,181,260
   4,500,000   Vicap, S.A. de C.V., Guaranteed Sr. Notes (USD)                   11.375%   5/15/2007       4,196,250
                                                                                                      --------------
                                                                                                          22,564,060
                                                                                                      --------------
               Cosmetics & Toiletries - 0.4%
   1,800,000   Revlon Consumer Products Corp., Sr. Notes                          8.125%    2/1/2006       1,746,000
   4,000,000   Revlon Consumer Products Corp., Sr. Subordinated Notes             8.625%    2/1/2008       3,760,000
                                                                                                      --------------
                                                                                                           5,506,000
                                                                                                      --------------
               Drugs & Health Care - 2.6%
   8,400,000   Dade International, Inc., Sr. Subordinated Notes, Series B        11.125%    5/1/2006       8,883,000
   6,000,000   DJ Orthopedics, LLC, Sr. Subordinated Notes                       12.625%   6/15/2009       5,925,000
   4,400,000   Dynacare, Inc., Sr. Notes                                          10.75%   1/15/2006       4,466,000
   5,000,000   Fisher Scientific International, Inc., Sr. Subordinated Notes        9.0%    2/1/2008       4,775,000
   4,800,000   ICN Pharmaceuticals, Inc., Sr. Notes                                8.75%  11/15/2008       4,740,000
   4,800,000   Team Health, Inc., Sr. Subordinated Notes                           12.0%   3/15/2009       4,944,000
   5,700,000   Total Renal Care Holdings, Inc., Convertible Subordinated Notes      7.0%   5/15/2009       4,681,125
                                                                                                      --------------
                                                                                                          38,414,125
                                                                                                      --------------
               Electric Utilities - 2.1%
   3,600,000   AES (The) Corp., Sr. Notes                                           9.5%    6/1/2009       3,717,000
   3,000,000   CMS Energy Corp., Sr. Notes                                        7.625%  11/15/2004       2,905,959
   3,000,000   CMS Energy Corp., Sr. Notes                                          7.5%   1/15/2009       2,797,284
   4,200,000   CMS Energy Corp., Sr. Unsecured Notes                                7.0%   1/15/2005       3,998,282
   4,800,000   ESI Tractebel Acquisition Corp., Bonds                              7.99%  12/30/2011       4,579,075
   3,550,000   Midland Cogen Venture Fund II, Secured Lease Obligation Bonds,
               Series A                                                           11.75%   7/23/2005       3,969,173
   4,450,000   Midland Cogen Venture Fund II, Subordinated Secured Lease
               Obligation Bonds                                                   13.25%   7/23/2006       5,379,512
   4,500,000   Niagara Mohawk Power Corp., Sr. Discount Notes, Series H      Zero Coupon    7/1/2010       3,393,698
                                                                                                      --------------
                                                                                                          30,739,983
                                                                                                      --------------
               Electrical Equipment - 1.2%
   3,000,000   Amkor Technology, Inc., Sr. Subordinated Notes                      10.5%    5/1/2009       2,902,500
   4,800,000   Protection One Alarm Monitoring, Inc., Convertible
               Sr. Subordinated Notes                                              6.75%   9/15/2003       4,374,000
   3,120,000   Protection One Alarm Monitoring, Inc., Sr. Subordinated
               Discount Notes                                                    13.625%   6/30/2005       3,506,100
   7,000,000   Verio, Inc., Sr. Notes                                             11.25%   12/1/2008       7,367,500
                                                                                                      --------------
                                                                                                          18,150,100
                                                                                                      --------------
               Food & Beverage - 2.7%
   4,000,000   Ameriserve Food Distribution, Inc., Sr. Notes                      8.875%  10/15/2006       3,700,000
   8,700,000   Grupo Azucarero Mexico S.A. de C, Sr. Notes (USD)                   11.5%   1/15/2005       3,936,750
   7,300,000   Imperial Holly Corp., Sr. Subordinated Notes                        8.75%  12/15/2007       7,154,000
   4,800,000   Packaged Ice, Inc., Sr. Notes, Series B                             9.75%    2/1/2005       4,728,000
   6,000,000   Smithfield Foods, Inc., Sr. Subordinated Notes                     7.625%   2/15/2008       5,460,000
   3,000,000   Southern Foods Group, LP, Sr. Subordinated Notes                   9.875%    9/1/2007       3,075,000
   5,000,000   Sun World International, First Mortgage Notes, Series B            11.25%   4/15/2004       5,275,000
   6,100,000   Vlasic Foods International, Inc., Sr. Subordinated Notes           10.25%    7/1/2009       6,039,000
                                                                                                      --------------
                                                                                                          39,367,750
                                                                                                      --------------
               Hospital Management - 2.4%
   6,500,000   Health Insurance Plan of Greater New York, Bonds, Series C         11.25%    7/1/2010       6,547,275
   5,100,000   Healthsouth Rehab Corp., Sr. Subordinated Notes                      9.5%    4/1/2001       5,227,500
   6,400,000   Integrated Health Services, Inc., Convertible Sr.
               Subordinated Debentures                                             5.75%    1/1/2001       4,608,000
   7,000,000   MedPartners, Inc., Sr. Notes                                       7.375%   10/1/2006       6,002,500
   4,500,000   MedPartners, Inc., Sr. Subordinated Notes                          6.875%    9/1/2000       4,263,750
   3,600,000   PhyMatrix Corp., Convertible Subordinated Debentures                6.75%   6/15/2003       1,651,500
   3,000,000   Tenet Healthcare Corp., Sr. Notes, Series B                        7.625%    6/1/2008       2,820,000
   4,800,000   Triad Hospital Holdings, Inc., Sr. Subordinated Notes               11.0%   5/15/2005       4,908,000
                                                                                                      --------------
                                                                                                          36,028,525
                                                                                                      --------------
               Household Products - 1.1%
   5,000,000   AMM Holdings, Inc., Sr. Discount Notes                        Zero Coupon    7/1/2009       1,606,250
   7,800,000   BPC Holding Corp., Sr. Secured Notes, Series B                     12.50%   6/15/2006       7,761,000
   4,500,000   Holmes Products Corp., Sr. Subordinated Notes                       9.75%  11/15/2007       4,376,250
   3,000,000   Moll Industries, Inc., Sr. Subordinated Notes                       10.5%    7/1/2008       2,655,000
                                                                                                      --------------
                                                                                                          16,398,500
                                                                                                      --------------
               Leisure & Entertainment - 2.2%
   4,471,000   AMF Bowling Worldwide, Inc., Sr. Subordinated Discount Notes,
               Series B                                                      Zero Coupon   3/15/2006       2,749,665
   5,300,000   CapStar Hotel Company, Convertible Subordinated Notes               4.75%  10/15/2004       4,081,000
   6,000,000   Florida Panthers Holdings, Inc., Sr. Subordinated Notes            9.875%   4/15/2009       5,640,000
   3,000,000   HMH Properties, Inc., Sr. Notes, Series B                          7.875%    8/1/2008       2,782,500
   8,000,000   Premier Cruise, Ltd., Sr. Notes                                     11.0%   3/15/2008       2,040,000 (c)
   6,000,000   Production Resource Group, LLC, Sr. Subordinated Notes              11.5%   1/15/2008       6,150,000
   3,600,000   SFX Entertainment, Inc., Sr. Subordinated Notes                    9.125%   12/1/2008       3,510,000
   1,800,000   Signature Resorts, Inc., Sr. Subordinated Notes                     9.75%   10/1/2007       1,638,000
   3,900,000   Silverleaf Resorts, Inc., Sr. Subordinated Notes                    10.5%    4/1/2008       3,256,500
                                                                                                      --------------
                                                                                                          31,847,665
                                                                                                      --------------
               Machinery & Equipment - 3.2%
   6,000,000   Anthony Crane Rentals, LP, Debentures, Series B               Zero Coupon    8/1/2009       2,977,500
   1,950,000   Applied Power, Inc., Sr. Subordinated Notes                         8.75%    4/1/2009       1,901,250
   8,200,000   Budget Group, Inc., Sr. Notes                                      9.125%    4/1/2006       7,544,000
   2,400,000   Motors & Gears, Inc., Sr. Notes, Series D                          10.75%  11/15/2006       2,439,000
   7,200,000   Navistar Financial Corp., Sr. Subordinated Notes, Series B           9.0%    6/1/2002       7,452,000
   3,000,000   Navistar International Corp., Sr. Notes, Series B                    7.0%    2/1/2003       2,940,000
   2,400,000   Navistar International Corp., Sr. Subordinated Notes, Series B       8.0%    2/1/2008       2,364,000
   4,000,000   Pentacon, Inc., Sr. Subordinated Notes, Series B                   12.25%    4/1/2009       3,960,000
   3,000,000   Scotsman Group, Inc., Sr. Subordinated Notes                       8.625%  12/15/2007       3,045,000
   6,250,000   Transportation Manufacturing Operations, Sr. Subordinated Notes    11.25%    5/1/2009       6,265,625
   6,000,000   United Rentals, Inc., Sr. Subordinated Notes, Series B              9.25%   1/15/2009       5,940,000
                                                                                                      --------------
                                                                                                          46,828,375
                                                                                                      --------------
               Mining & Metals - 0.6%
   2,400,000   Altos Hornos de Mexico, Bonds, Series B (USD)                     11.875%   4/30/2004       1,146,000 (c)
   1,000,000   Metals Management, Inc., Sr. Secured Notes                         12.75%   6/15/2004         955,000
   6,000,000   UCAR Global Enterprises, Inc., Sr. Subordinated Notes, Series B     12.0%   1/15/2005       6,397,500
                                                                                                      --------------
                                                                                                           8,498,500
                                                                                                      --------------
               Oil & Gas - 1.8%
   5,600,000   Belden & Blake Corp., Sr. Subordinated Notes, Series B             9.875%   6/15/2007       4,242,000
   3,600,000   Conproca S.A. de C.V., Sr. Secured Bonds (USD)                      12.0%   6/16/2010       3,393,000
   4,050,000   Dailey International, Inc., Sr. Notes, Series B                      9.5%   2/15/2008       2,571,750 (c)
   3,000,000   Gulf Canada Resources Corp., Sr. Notes                             8.375%  11/15/2005       2,962,500
   2,100,000   Leviathan Gas, Sr. Subordinated Notes                             10.375%    6/1/2009       2,152,500
   9,000,000   National Energy Group, Inc., Sr. Notes, Series D                   10.75%   11/1/2006       3,555,000 (c)
   5,500,000   Northern Offshore ASA, Sr. Notes, Series B (USD)                    10.0%   5/15/2005       3,052,500
   4,500,000   RAM Energy, Inc., Sr. Notes                                         11.5%   2/15/2008       2,430,000
   2,000,000   RBF Finance Co., Sr. Notes                                        11.375%   3/15/2009       2,080,000
                                                                                                      --------------
                                                                                                          26,439,250
                                                                                                      --------------
               Paper & Forest Products - 0.9%
   3,600,000   APP Finance (II) Mauritius, Ltd., Guaranteed Preferred Securities,
               Series B (USD)                                                      12.0%   2/15/2004       2,295,000
   3,000,000   FSW International Finance Co. B.V., Guaranteed
               Secured Notes (USD)                                                12.50%   11/1/2006         517,500 (c)
   1,800,000   Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)            10.0%    7/1/2007       1,246,500
   3,600,000   Pindo Deli Finance Mauritius, Sr. Notes (USD)                      10.25%   10/1/2002       2,637,000
   6,600,000   S.D. Warren Co., Sr. Subordinated Notes                             12.0%  12/15/2004       7,095,000
                                                                                                      --------------
                                                                                                          13,791,000
                                                                                                      --------------
               Pollution Control - 1.1%
   5,000,000   Allied Waste North America, Sr. Notes, Series B                    7.625%    1/1/2006       4,681,250
   2,700,000   IT Group, Inc., Sr. Subordinated Notes                             11.25%    4/1/2009       2,605,500
   5,500,000   Norcal Waste Systems, Inc., Sr. Notes, Series B                     13.5%  11/15/2005       6,105,000
   3,600,000   Safety-Kleen Corp., Sr. Notes                                       9.25%   5/15/2009       3,636,000
                                                                                                      --------------
                                                                                                          17,027,750
                                                                                                      --------------
               Publishing & Printing - 1.3%
   4,500,000   K-III Communications Corp., Sr. Notes PRIMEDIA, Inc.               10.25%    6/1/2004       4,736,250
   7,500,000   MDC Communications Corp., Sr. Subordinated Notes                    10.5%   12/1/2006       7,837,500
   5,850,000   Sullivan Graphics, Inc., Sr. Subordinated Notes                    12.75%    8/1/2005       6,054,750
                                                                                                      --------------
                                                                                                          18,628,500
                                                                                                      --------------
               Retail - 0.9%
   4,000,000   Corporate Express, Inc., Convertible Notes                           4.5%    7/1/2000       3,730,000
   3,000,000   County Seat Stores, Inc., Units                                    12.75%   11/1/2004         258,750 (c)
   2,750,000   F & M Distributors, Inc., Sr. Subordinated Notes                   11.50%   4/15/2003          34,375 (c)
   5,400,000   Hollywood Entertainment Corp., Sr. Subordinated Notes,
               Series B                                                          10.625%   8/15/2004       5,332,500
   3,000,000   J. Crew Group, Debentures, Series B                           Zero Coupon  10/15/2008       1,725,000
   3,000,000   TravelCenters of America, Inc., Sr. Subordinated Notes             10.25%    4/1/2007       3,000,000
                                                                                                      --------------
                                                                                                          14,080,625
                                                                                                      --------------
               Retail - Food - 1.3%
   4,800,000   Fleming Companies, Inc., Sr. Subordinated Notes, Series B         10.625%   7/31/2007       4,476,000
   8,500,000   Jitney-Jungle Stores of America, Sr. Notes                          12.0%    3/1/2006       6,842,500
   7,600,000   Smith's Food & Drug Centers, Pass Through Certificates              8.64%    7/2/2012       7,894,994
                                                                                                      --------------
                                                                                                          19,213,494
                                                                                                      --------------
               Services - 1.1%
   7,800,000   Building One Services Corp., Sr. Subordinated Notes                 10.5%    5/1/2009       7,488,000
   1,875,000   Discovery Zone, Inc., Sr. Notes                                     13.5%    5/1/2002         403,125 (c)
   7,500,000   Discovery Zone, Inc., Sr. Notes                                     13.5%    8/1/2002         487,500 (c)
   8,000,000   KinderCare Learning Centers, Inc., Sr. Subordinated Notes            9.5%   2/15/2009       7,640,000
                                                                                                      --------------
                                                                                                          16,018,625
                                                                                                      --------------
               Telecommunications - Data/Internet - 2.7%
   7,000,000   Advanced Radio Telecom Corp., Sr. Notes                             14.0%   2/17/2007       6,370,000
  11,000,000   Covad Communications Group, Inc., Sr. Discount Notes,
               Series B                                                      Zero Coupon   3/15/2008       6,105,000
   4,350,000   Exodus Communications, Inc., Sr. Notes                             11.25%    7/1/2008       4,589,250
   2,650,000   Exodus Communications, Inc., Sr. Notes                             11.25%    7/1/2008       2,795,750
   6,000,000   Rhythms NetConnections, Inc., Sr. Notes                            12.75%   4/15/2009       5,640,000
   3,500,000   Splitrock Services, Inc., Notes, Series B                          11.75%   7/15/2008       3,290,000
  17,600,000   Wam!Net, Inc., Sr. Discount Notes, Series B                   Zero Coupon    3/1/2005      10,736,000
                                                                                                      --------------
                                                                                                          39,526,000
                                                                                                      --------------
               Telecommunications - Wireless - 9.6%
   6,000,000   American Mobile Satellite Corp., Sr. Notes, Series B               12.25%    4/1/2008       4,620,000
   1,800,000   Arch Escrow Corp., Sr. Notes                                       13.75%   4/15/2008       1,611,000
   4,900,000   CenCall Communications Corp., Sr. Redeemable Discount Notes   Zero Coupon   1/15/2004       5,010,250
   5,400,000   Centennial Cellular Operating Co., Sr. Subordinated Notes          10.75%  12/15/2008       5,602,500
   6,000,000   Clearnet Communications, Inc., Sr. Discount Notes             Zero Coupon  12/15/2005       5,520,000
   4,275,000   Convergent Communications, Inc., Sr. B Notes                        13.0%    4/1/2008       3,745,969
   3,600,000   Crown Castle International Corp., Sr. Discount Notes          Zero Coupon   5/15/2011       2,106,000
   4,200,000   Dobson/Sygnet Communications Corp., Sr. Notes                      12.25%  12/15/2008       4,389,000
   4,000,000   HighwayMaster Communications, Inc., Sr. Notes, Series B            13.75%   9/15/2005       1,660,000
   4,200,000   ICO Global Communications, Units                                    15.0%    8/1/2005       1,743,000
   4,200,000   Iridium LLC/Capital Corp., Sr. Notes, Series A                      13.0%   7/15/2005         903,000 (c)
   4,850,000   Iridium LLC/Capital Corp., Sr. Notes, Series B                      14.0%   7/15/2005       1,042,750 (c)
   1,200,000   Iridium LLC/Capital Corp., Sr. Notes, Series C                     11.25%   7/15/2005         258,000 (c)
   6,200,000   Logix Communications Ent., Inc., Sr. Notes                         12.25%   6/15/2008       5,611,000
   9,000,000   McCaw International, Ltd., Sr. Discount Notes                 Zero Coupon   4/15/2007       5,760,000
   4,700,000   Metrocall, Inc., Sr. Subordinated Notes                             11.0%   9/15/2008       3,642,500
   7,200,000   Microcell Telecommunications, Inc., Sr. Discount Notes        Zero Coupon    6/1/2006       5,850,000
  12,000,000   Millicom International Cellular, Sr. Discount Notes           Zero Coupon    6/1/2006       8,880,000
   6,000,000   Mobile Telecommunications Technology, Sr. Notes                     13.5%   2/15/2002       6,810,000
   2,450,000   Nextel Communications, Inc., Sr. Discount Notes                     9.95%   2/15/2008       1,690,500
   3,100,000   Nextel Communications, Inc., Sr. Discount Notes               Zero Coupon   9/15/2007       2,270,750
   3,000,000   Nextel Communications, Inc., Sr. Discount Notes                     9.75%   8/15/2004       3,067,500
   3,500,000   Nextel Partners, Inc., Sr. Discount Notes                     Zero Coupon    2/1/2009       2,065,000
  10,800,000   Orion Network Systems, Inc., Sr. Discount Notes               Zero Coupon   1/15/2007       5,994,000
  11,800,000   Orion Network Systems, Inc., Sr. Notes                             11.25%   1/15/2007      10,620,000
   8,200,000   PageMart Nationwide, Inc., Sr. Discount Exchange Notes        Zero Coupon    2/1/2005       7,257,000
   7,200,000   PageMart Wireless, Inc., Sr. Discount Notes                         10.0%    2/1/2008       2,916,000
   3,600,000   Pinnacle Holdings, Inc., Sr. Discount Notes                   Zero Coupon   3/15/2008       2,079,000
   3,050,000   Price Communications Wireless, Inc., Sr. Subordinated Notes        11.75%   7/15/2007       3,431,250
   3,000,000   Rogers Cantel, Inc., Debentures                                    9.375%    6/1/2008       3,123,750
   6,000,000   SpectraSite Holdings, Inc., Sr. Discount Notes                Zero Coupon   4/15/2009       3,390,000
   8,000,000   Telesystem International Wireless Corp., Sr. Discount Notes,
               Series B                                                      Zero Coupon   6/30/2007       4,360,000
  11,000,000   Teletrac, Inc., Sr. Notes, Series B                                 14.0%    8/1/2007       3,795,000 (c)
   6,000,000   Tritel PCS, Inc., Sr. Subordinated Discount Notes             Zero Coupon   5/15/2009       3,285,000
   9,000,000   UNIFI Communications, Inc., Sr. Notes                               14.0%    3/1/2004         135,000 (c)
   4,900,000   USA Mobile Communications, Inc., Sr. Notes                          14.0%   11/1/2004       4,557,000
   4,000,000   VIALOG Corp., Sr. Notes                                            12.75%  11/15/2001       3,350,000
                                                                                                      --------------
                                                                                                         142,151,719
                                                                                                      --------------
               Telecommunications - Wireline - 13.0%
   6,000,000   Alestra S. De R. L. de C. V., Notes (USD)                         12.625%   5/15/2009       5,737,500
   9,000,000   Allegiance Telecom, Inc., Sr. Discount Notes, Series B        Zero Coupon   2/15/2008       5,670,000
   3,000,000   Birch Telecom, Inc., Sr. Notes                                      14.0%   6/15/2008       2,880,000
   4,500,000   CapRock Communications Corp., Sr. Notes                            11.50%    5/1/2009       4,567,500
   6,900,000   Completel Europe N.V., Units (USD)                            Zero Coupon   2/15/2009       3,691,500
  12,000,000   DTI Holdings, Inc., Sr. Discount Notes, Series B              Zero Coupon    3/1/2008       4,500,000
   4,800,000   Energis plc, Sr. Unsubordinated Notes (USD)                         9.75%   6/15/2009       4,884,000
   4,800,000   Esprit Telecom Group plc, Sr. Notes (USD)                           11.5%  12/15/2007       5,124,000
   4,000,000   E. Spire Communications, Inc., Sr. Notes                           13.75%   7/15/2007       3,140,000
   7,500,000   FirstWorld Communications, Inc., Sr. Discount Notes           Zero Coupon   4/15/2008       3,937,500
   6,700,000   GST Equipment Funding, Inc., Sr. Secured Notes                     13.25%    5/1/2007       7,177,375
   3,000,000   GST Telecommunications, Inc., Sr. Discount Notes              Zero Coupon  12/15/2005       4,076,250
   4,250,000   Hermes Europe Railtel B.V., Sr. Notes (USD)                         11.5%   8/15/2007       4,494,375
   1,800,000   Hyperion Telecommunications, Inc., Sr. Discount Notes,
               Series B                                                      Zero Coupon   4/15/2003       1,512,000
   1,200,000   Hyperion Telecommunications, Inc., Sr. Notes, Series B             12.25%    9/1/2004       1,272,000
   4,800,000   IntelCom Group Holdings (U.S.A.), Inc., Sr. Discount Notes    Zero Coupon   9/15/2005       4,146,000
   6,750,000   Intermedia Communications, Inc., Sr. Discount Notes,
               Series B                                                      Zero Coupon    3/1/2009       3,780,000
   1,800,000   Intermedia Communications, Inc., Sr. Notes                           8.6%    6/1/2008       1,665,000
   4,900,000   Intermedia Communications, Inc., Sr. Notes, Series B                 8.5%   1/15/2008       4,508,000
   4,200,000   Ionica plc, Sr. Notes                                               13.5%   8/15/2006       1,590,750 (c)
   5,100,000   Jazztel plc, Sr. Notes                                              14.0%    4/1/2009       5,036,250
  13,200,000   Level 3 Communications, Inc., Sr. Discount Notes              Zero Coupon   12/1/2008       8,184,000
   6,000,000   Long Distance International, Inc., Sr. Notes                       12.25%   4/15/2008       3,630,000
   3,000,000   McLeodUSA, Inc., Sr. Notes                                         8.125%   2/15/2009       2,790,000
   4,200,000   Metromedia Fiber Network, Inc., Sr. Notes, Series B                 10.0%  11/15/2008       4,336,500
   6,000,000   MGC Communications, Inc., Sr. Notes, Series B                       13.0%   10/1/2004       5,610,000
   6,000,000   MJD Communications, Inc., Notes, Series B (Variable Rate)          9.248%    5/1/2008       6,022,500
   5,000,000   Netia Holdings B.V., Sr. Discount Notes, Series B             Zero Coupon   11/1/2007       3,137,500
   4,800,000   NEXTLINK Communications, LLC, Sr. Discount Notes                    12.5%   4/15/2006       5,136,000
   1,200,000   NEXTLINK Communications, Inc., Sr. Notes                           10.75%  11/15/2008       1,233,000
   1,200,000   NEXTLINK Communications, Inc., Sr. Notes                           9.625%   10/1/2007       1,173,000
   6,000,000   Pathnet, Inc., Sr. Notes                                           12.25%   4/15/2000       3,390,000
   4,200,000   Phonetel Technologies, Inc., Sr. Notes                              12.0%  12/15/2006       1,449,000 (c)
   5,000,000   Poland Telecom Finance B.V., Sr. Notes, Series B (USD)              14.0%   12/1/2007       4,518,750
   6,000,000   Primus Telecommunications Group, Inc., Sr. Notes                   11.25%   1/15/2009       6,120,000
   5,400,000   Primus Telecommunications Group, Inc., Sr. Notes                   11.75%    8/1/2004       5,508,000
   1,800,000   RSL Communications plc, Bonds (USD)                                 12.0%   11/1/2008       1,903,500
   6,750,000   RSL Communications, Ltd., Units                                    12.25%  11/15/2006       7,053,750
   3,000,000   Startec Global Communications, Inc., Sr. Notes                      12.0%   5/15/2008       2,700,000
   2,100,000   Telegroup, Inc., Sr. Discount Notes                           Zero Coupon   11/1/2004         808,500 (c)
   3,500,000   Teligent, Inc., Sr. Discount Notes, Series B                  Zero Coupon    3/1/2008       2,082,500
   4,800,000   Teligent, Inc., Sr. Notes                                           11.5%   12/1/2007       4,776,000
  10,527,000   USN Communications, Inc., Sr. Discount Notes, Series B        Zero Coupon   8/15/2004       1,486,939 (c)
   4,200,000   VersaTel Telecom B.V., Sr. Notes (USD)                             13.25%   5/15/2008       4,368,000
   9,500,000   Viatel, Inc., Sr. Discount Notes                              Zero Coupon   4/15/2008       6,127,500
   2,500,000   Viatel, Inc., Sr. Notes                                             11.5%   3/15/2009       2,587,500
   3,300,000   WinStar Communications, Inc., Sr. Discount Notes              Zero Coupon  10/15/2005       2,904,000
   3,000,000   WinStar Communications, Inc., Sr. Subordinated Notes                15.0%    3/1/2007       3,465,000
   1,500,000   WinStar Communications, Inc., Sr. Unsecured Notes             Zero Coupon  10/15/2005       2,130,000
   4,000,000   Worldwide Fiber, Inc., Sr. Notes                                    12.5%  12/15/2005       4,100,000
                                                                                                      --------------
                                                                                                         192,121,439
                                                                                                      --------------
               Textiles & Apparel - 1.2%
   6,050,000   CMI Industries, Inc., Sr. Subordinated Notes                         9.5%   10/1/2003       5,656,750
   8,700,000   Dan River, Inc., Sr. Subordinated Notes                           10.125%  12/15/2003       8,917,500
   3,600,000   Supreme International Corp., Sr. Subordinated Notes                12.25%    4/1/2006       3,654,000
                                                                                                      --------------
                                                                                                          18,228,250
                                                                                                      --------------
               Transportation - 1.3%
   5,500,000   Allied Holdings, Inc., Sr. Notes, Series B                         8.625%   10/1/2007       5,197,500
   5,000,000   Alpha Shipping plc, Sr. Notes, Series A (USD)                       9.50%   2/15/2008       1,587,500 (c)
   3,000,000   Cenargo International plc, Senior Notes                             9.75%   6/15/2008       2,782,500
   5,400,000   Equimar Shipholdings, Ltd., First Priority Mtg                     9.875%    7/1/2007       3,618,000
   7,500,000   Windsor Petroleum, Notes                                            7.84%   1/15/2021       5,887,500
                                                                                                      --------------
                                                                                                          19,073,000
                                                                                                      --------------
               Total Corporate Bonds (cost $1,329,248,950)                                             1,198,220,606
                                                                                                      --------------
   Shares
------------
               PREFERRED STOCKS - 11.2% (a)
               Convertible - 2.7%
      15,000   Adelphia Communications Corp., Convertible Preferred Stock, Series D                        3,015,000
      60,000   CalEnergy Capital Trust III, Convertible Preferred Stock                                    2,872,500
      69,000   Chesapeake Energy Corp., Convertible Preferred Stock                                        1,699,125
      20,000   EchoStar Communications Corp., Convertible Preferred Stock, Series C                        6,200,000
     140,000   Granite Broadcasting Corp., Convertible Preferred Stock                                     5,285,000
      80,000   Host Marriott Financial Trust, Convertible Preferred Stock                                  3,350,000
      50,000   Intermedia Communications, Inc., Convertible Preferred Stock                                1,425,000
      60,000   Owens - Illinois, Inc., Convertible Preferred Stock                                         2,625,000
      90,000   PSINet, Inc., Convertible Preferred Stock, Series C                                         4,342,500
      45,500   Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                 1,967,875
      54,000   TIMET Capital Trust I, Convertible Preferred Stock                                          1,370,250
      83,800   Treev, Inc., Convertible Preferred Stock, Series A                                            827,525
      60,000   UnitedGlobalCom, Convertible Preferred Stock                                                3,000,000
      90,000   USX Corp. (Marathon Group), Convertible Preferred Stock                                     1,361,250
                                                                                                      --------------
                                                                                                          39,341,025
                                                                                                      --------------
               Non-Convertible - 8.5%
      26,824   CapStar Communications, Inc., Exchangeable Payment-In-Kind Preferred Stock, Series E        3,118,290
      27,153   Century Maintenance Supply, Inc., Payment-In-Kind Preferred Stock                           2,803,547
     105,000   Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A             5,630,625
      55,083   Cluett American Corp., Preferred Stock                                                      3,594,166
      57,000   Communications & Power Industries, Inc., Preferred Stock, Series B                          5,828,250
      66,576   CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                         7,240,140
      33,498   CSC Holdings, Inc., Preferred Stock                                                         3,659,657
       4,430   Cumulus Media, Inc., Preferred Stock, Series A                                              4,884,075
       7,800   Dobson Communications Corp., Payment-In-Kind Preferred Stock                                7,663,500
       6,254   E. Spire Communications Services, Inc., Payment-In-Kind Preferred Stock                     2,204,535
      60,000   Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock                             6,375,000
       9,279   ICG Holdings, Inc., Preferred Stock                                                         9,255,803
       7,480   Intermedia Communications, Inc., Preferred Stock                                            7,349,100
       4,991   IXC Communications, Inc., Preferred Stock                                                   4,803,838
       1,800   J Crew Group, Preferred Stock                                                               1,620,000
      24,000   Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                    840,000
     162,807   Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                  6,471,578
       1,239   Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series D                      1,307,145
       5,223   Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                      5,236,058
     126,651   NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                              6,427,538
       6,965   Paxson Communications Corp., Payment-In-Kind Preferred Stock                                6,372,975
      42,500   PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                      4,053,438
      46,000   PRIMEDIA, Inc., Preferred Stock, Series D                                                   4,651,750
      33,000   PRIMEDIA, Inc., Preferred Stock, Series F                                                   3,238,125
     147,500   River Bank Asset, Inc., Preferred Stock, Series A                                           2,360,000
       4,200   R&B Falcon Corp., Preferred Stock Units                                                     4,326,000
       3,500   WinStar Communications, Inc., Payment-In-Kind Preferred Stock, Series C                     2,878,750
      80,000   ZSC Specialty Chemical plc, Payment-In-Kind Preferred Stock (USD)                           2,020,000
                                                                                                      --------------
                                                                                                         126,213,883
                                                                                                      --------------
               Total Preferred Stocks (cost $176,629,434)                                                165,554,908
                                                                                                      --------------
               COMMON STOCKS & STOCK WARRANTS - 5.1% (a,b)
      10,200   Allegiance Telecom, Inc., Stock Warrants                                                      582,675
       6,000   American Mobile Satellite Corp., Stock Warrants                                               240,750
       3,600   American Telecasting, Inc., Stock Warrants                                                         36
      58,333   Arch Communications Group, Inc., Common Stock                                                 495,833
     302,479   Arch Communications Group, Inc., Stock Warrants                                               181,487
       3,600   Australis Holdings Pty., Ltd., Stock Warrants                                                      36 (d)
      17,150   Australis Media, Ltd., Stock Warrants                                                             172 (d)
      70,000   Bell & Howell Co., Common Stock                                                             2,646,875
       3,000   Birch Telecom, Inc., Stock Warrants                                                            15,000
      18,000   Classic Communications, Inc., Common Stock                                                    300,060
      35,475   Clearnet Communications, Inc., Stock Warrants                                                 298,802
       2,310   Communications & Power Industries, Inc., Common Stock                                         347,655 (d)
      10,989   Consolidated Hydro, Inc., Stock Warrants, Class B                                               8,242
       7,133   Consolidated Hydro, Inc., Stock Warrants, Class C                                               1,783
      17,100   Convergent Communications, Inc., Stock Warrants                                               130,388
     218,663   Covad Communications Group, Inc., Common Stock                                             11,657,471
       3,267   CS Wireless Systems, Inc., Common Stock                                                           448 (d)
      71,250   Discovery Zone, Inc., Stock Warrants                                                            9,619 (d)
      36,000   DIVA Systems Corp., Common Stock                                                              432,000
      60,000   DTI Holdings, Inc., Stock Warrants                                                              7,200
      16,800   E. Spire Communications, Inc., Stock Warrants                                                 966,986
       7,500   FirstWorld Communications, Stock Warrants                                                     375,938
     101,377   Gaylord Container Corp., Common Stock, Class A                                                804,680
     127,902   Gaylord Container Corp., Stock Warrants                                                     1,023,216
      36,180   Harvard Industries, Inc., Stock Warrants                                                       12,622 (d)
       4,000   HighwayMaster Communications, Inc., Stock Warrants                                              1,500
      13,800   Hyperion Telecommunications, Inc., Stock Warrants                                           1,059,150
     140,000   IntelCom Group Communications, Inc., Common Stock                                           2,992,500
      68,300   IntelCom Group (U.S.A.), Inc., Stock Warrants                                                 985,125
       5,900   Intermedia Communications of Florida, Stock Warrants                                          383,500
       6,026   Intermedia Communications, Inc., Common Stock                                                 180,780
      14,800   Ionica plc, Stock Warrants (USD)                                                                  148 (d)
       3,000   Iridium World Communications, Stock Warrants                                                    1,875 (c)
      25,500   Jazztel plc, Stock Warrants (USD)                                                             459,000
       6,000   Long Distance International, Inc., Stock Warrants                                                  60
      95,000   Magellan Health Services, Inc., Common Stock                                                  950,000
      10,900   McCaw International, Ltd., Stock Warrants                                                      28,613
     180,000   MCI Worldcom, Inc., Common Stock                                                           15,491,250
       4,850   MGC Communications, Inc., Stock Warrants                                                      563,206
      40,800   Microcell Telecommunications, Inc., Stock Warrants                                            622,200
       8,853   Nextel Communications, Inc., Class A                                                          444,310
       4,800   OnePoint Communications Corp., Stock Warrants                                                   4,800
      33,250   PageMart Nationwide, Inc., Common Stock                                                       249,375
     168,000   PageMart Wireless, Inc., Common Stock, Class A                                              1,270,500
       6,000   Pathnet, Inc., Stock Warrants                                                                  60,750
       5,000   Poland Telecom Finance B.V., Stock Warrants (USD)                                             200,000
      85,000   Powertel, Inc., Common Stock                                                                2,539,375
     155,208   Price Communications Corp., Common Stock                                                    2,328,120
       4,800   Primus Telecommunications Group, Inc., Stock Warrants                                          96,600
      23,840   Protection One Alarm Monitoring, Stock Warrants                                                98,340
       9,000   RSL Communications, Ltd., Stock Warrants                                                      838,125
       12500   SF Holdings Group, Inc., Common Stock                                                          26,563
       4,800   Splitrock Services, Inc., Stock Warrants                                                      240,600
     192,996   Star Gas Partners, LP, Common Stock                                                         3,317,119
       3,000   Startec Global Communications, Inc., Stock Warrants                                             2,250
       8,000   Teletrac Holdings, Inc., Stock Warrants                                                            80 (c)
       4,469   TREEV, Inc., Common Stock                                                                      15,502
       7,400   UIH Australia/Pacific, Inc., Stock Warrants                                                     8,325
       9,000   UNIFI Communications, Inc., Stock Warrants                                                      1,215 (d)
      30,000   United International Holdings, Inc., Common Stock, Class A                                  2,028,750
      27,000   United International Holdings, Inc., Stock Warrants                                         6,213,375
      66,000   USN Communications, Inc., Stock Warrants                                                       37,950 (d)
       4,200   VersaTel Telecom B.V., Stock Warrants (USD)                                                   210,525
       1,900   Vialog Corp., Stock Warrants                                                                   95,000
     173,000   Viatel, Inc., Common Stock                                                                  9,709,625
      55,200   Wam!Net, Inc., Stock Warrants                                                               1,255,800
      36,654   Wherehouse Entertainment, Inc., Stock Warrants, Class A                                       279,487
       6,363   Wherehouse Entertainment, Inc., Stock Warrants, Class B                                        24,657
       6,363   Wherehouse Entertainment, Inc., Stock Warrants, Class C                                        10,340
      19,200   Wireless One, Inc., Stock Warrants                                                                192 (c)
                                                                                                      --------------
               Total Common Stocks & Stock Warrants (cost $44,091,255)                                    75,866,531
                                                                                                      --------------
 Principal
  Amount
-----------
               SHORT-TERM SECURITIES - 2.6% (a)
               Commercial Paper
$  1,000,000   Enterprise Funding Corp.                                            5.08%   7/12/1999  $      998,448
  37,900,000   General Electric Co.                                                5.63%    7/1/1999      37,900,000
                                                                                                      --------------
               Total Commercial Paper (at amortized cost)                                                 38,898,448
                                                                                                      --------------
               Total Investments (cost $1,588,868,087)                                                $1,478,540,493 (e)
                                                                                                      ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through June 30, 1999, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of June 30, 1999.

                                                              Acquisition
                          Security                               Date            Cost
    -----------------------------------------------------    ------------ ------------------
    Australis Holdings Pty., Ltd., Stock Warrants               3/27/1997         $       --
    Australis Media, Ltd., Stock Warrants                        1/2/1997                 --
    Communications & Power Industries, Inc., Common Stock        8/2/1995            211,287
    CS Wireless Systems, Inc., Common Stock                    12/11/1996             22,110
    Discovery Zone, Inc., Stock Warrants                        7/15/1997            839,158
    Harvard Industries, Inc., Stock Warrants                    5/14/1992          9,468,416
    Ionica plc, Stock Warrants                                   8/1/1996            964,748
    UNIFI Communications, Inc., Stock Warrants                  2/14/1997            185,173
    USN Communications, Inc., Stock Warrants                    8/13/1997                560

(e) At June 30, 1999, the aggregate cost of securities for federal tax purposes was $1,588,868,087 and the net unrealized depreciation of investments based on that cost was $110,327,594 which is comprised of $90,760,651 aggregate gross unrealized appreciation and $201,088,245 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB Series Fund, Inc.
Income Portfolio
Portfolio of Investments
June 30, 1999
(unaudited)

   Principal                                                                                Maturity
    Amount                                                                         Rate       Date        Value
 -------------                                                                 ----------  ---------  -------------
               CORPORATE BONDS - 54.4% (a)
               Aerospace - 1.4%
$  6,000,000   Lockheed Martin Corp., Notes                                        7.45%   6/15/2004    $  6,138,778
   3,500,000   Raytheon Co., Notes                                                 6.45%   8/15/2002       3,503,395
   4,000,000   Raytheon Co., Notes                                                 6.75%   8/15/2007       3,972,300
   1,500,000   United Defense Industries, Inc., Sr. Subordinated Notes             8.75%  11/15/2007       1,466,250
                                                                                                      --------------
                                                                                                          15,080,723
                                                                                                      --------------
               Automotive - 2.8%
   6,000,000   Ford Motor Credit Co., Notes                                       6.125%   4/25/2003       5,917,320
   5,000,000   Ford Motor Credit Co., Notes                                       6.375%   10/6/2000       5,018,380
   8,000,000   General Motors Acceptance Corp., Notes                              6.85%   6/17/2004       8,066,992
   3,000,000   Toyota Motor Credit Corp., Notes (USD)                               5.5%   9/17/2001       2,956,692
   9,000,000   Toyota Motor Credit Corp., Notes (USD)                             5.625%  11/13/2003       8,737,200
                                                                                                      --------------
                                                                                                          30,696,584
                                                                                                      --------------
               Bank & Finance - 9.0%
   3,000,000   Associates Corp. of North America, Sr. Notes                         6.5%   8/15/2002       3,016,443
   5,000,000   Associates Corp. of North America, Bonds                             5.8%   4/20/2004       4,832,165
   6,000,000   Bank One Corp., Medium Term Notes                                    6.0%   2/17/2009       5,538,342
   5,000,000   BankAmerica Corp., Sr. Notes                                       5.875%   2/15/2009       4,594,600
   6,000,000   Chase Manhattan Corp., Subordinated Notes                          9.375%    7/1/2001       6,336,384
   6,000,000   CIT (The) Group, Inc., Notes                                         5.5%   2/15/2004       5,728,710
  11,000,000   Equitable Life Assurance Society of the United States,
               Surplus Notes                                                       6.95%   12/1/2005      11,018,634
   6,000,000   Fidelity Invesments, Debentures                                     7.49%   6/15/2019       5,977,740
   4,500,000   First Union Corp., Subordinated Notes                              6.875%   9/15/2005       4,501,040
   1,500,000   GS Escrow Corp., Sr. Notes                                          6.75%    8/1/2001       1,482,348
   8,000,000   Metropolitan Life Insurance Co., Surplus Notes                       7.7%   11/1/2015       8,250,856
   4,000,000   Morgan Stanley Dean Witter, Notes                                  5.625%   1/20/2004       3,844,844
   4,000,000   NationsBank Corp., Sr. Notes                                       6.125%   7/15/2004       3,936,508
   8,000,000   New York Life Insurance Co., Surplus Notes                           6.4%  12/15/2003       7,912,336
   2,500,000   PNC Funding Corp., Subordinated Notes                              6.125%   2/15/2009       2,324,243
   9,000,000   Prudential Insurance Co. of America, Capital Notes                 6.875%   4/15/2003       9,014,670
   6,000,000   Wachovia Corp., Subordinated Notes                                 5.625%  12/15/2008       5,489,820
   6,000,000   Wells Fargo Capital, Capital Trust Preferred Securities             7.73%   12/1/2026       5,908,764
                                                                                                      --------------
                                                                                                          99,708,447
                                                                                                      --------------
               Broadcasting & Media - 2.3%
   5,000,000   CBS Corp., Notes                                                   8.875%    6/1/2001       5,196,580
   3,000,000   Chancellor Media Corp., Sr. Notes                                    8.0%   11/1/2008       2,955,000
     750,000   Clear Channel Communications, Convertible Sr. Notes                2.625%    4/1/2003         952,500
   4,000,000   CSC Holdings, Inc., Sr. Notes                                       7.25%   7/15/2008       3,820,000
   1,500,000   EchoStar DBS Corp., Sr. Notes                                      9.375%    2/1/2009       1,533,750
   6,000,000   Rogers Cablesystems, Inc., Sr. Secured Second Priority Notes       9.625%    8/1/2002       6,300,000
   4,000,000   Time Warner, Inc., Debentures                                      9.125%   1/15/2013       4,568,484
                                                                                                      --------------
                                                                                                          25,326,314
                                                                                                      --------------
               Chemicals - 1.2%
   3,500,000   Lyondell Chemical Co., Secured Notes, Series A                     9.625%    5/1/2007       3,613,750
   6,000,000   Monsanto Company, Bonds                                              6.5%   12/1/2018       5,426,592
   4,000,000   Union Carbide Corp., Notes                                           6.7%    4/1/2009       3,832,560
                                                                                                      --------------
                                                                                                          12,872,902
                                                                                                      --------------
               Computers & Office Equipment - 0.7%
   1,500,000   Credit Suisse First Boston, Convertible Medium Term Notes
               (Cisco Systems, Inc.)                                                1.0%   4/21/2009       1,640,625
   5,000,000   International Business Machines, Inc., Notes                       5.375%    2/1/2009       4,572,850
     650,000   Xerox Corp., Convertible Subordinated Debentures                    0.57%   4/21/2018         414,375
     850,000   Xerox Corp., Convertible Subordinated Notes                         0.57%   4/21/2018         541,875
                                                                                                      --------------
                                                                                                           7,169,725
                                                                                                      --------------
               Conglomerates - 2.4%
   1,100,000   Credit Suisse First Boston, Convertible Medium Term Notes
               (General Electric)                                                  2.25%    5/5/2003       1,216,875
   5,500,000   Dover Corp., Debentures                                             6.65%    6/1/2028       5,061,672
   6,500,000   General Electric Capital Corp., Debentures                          8.85%    4/1/2005       7,170,046
   7,000,000   General Electric Capital Corp., Debentures                          8.75%   5/21/2007       7,857,255
   5,000,000   Tyco International Group SA, Notes (USD)                           5.875%   11/1/2004       4,831,590
                                                                                                      --------------
                                                                                                          26,137,438
                                                                                                      --------------
               Construction & Home Building - 0.3%
   3,000,000   American Standard Co., Inc., Notes                                 7.375%   4/15/2005       2,880,000
                                                                                                      --------------
               Containers & Packaging - 0.4%
   4,000,000   Owens-Illinois, Inc., Sr. Notes                                     7.85%   5/15/2004       3,994,488
                                                                                                      --------------
               Drugs & Health Care - 1.8%
   1,250,000   Athena Neurosciences, Inc., Convertible Notes                       4.75%  11/15/2004       1,318,750
   8,000,000   Becton, Dickinson, & Co., Debentures                                 6.7%    8/1/2028       7,246,016
   5,750,000   Bristol Myers Squibb Co., Debentures                                7.15%   6/15/2023       5,794,407
   5,000,000   Merck & Co., Inc., Debentures                                        6.3%    1/1/2026       4,614,475
   1,000,000   Roche Holdings, Inc., Convertible Notes                       Zero Coupon   4/20/2010         573,750
     750,000   Swiss Life Finance, Ltd., Convertible Notes
               (Glaxo Wellcome plc)                                                 2.0%   5/20/2003         739,688
                                                                                                      --------------
                                                                                                          20,287,086
                                                                                                      --------------
               Electric Utilities - 8.2%
   2,000,000   AES (The) Corp., Sr. Subordinated Notes                            10.25%   7/15/2006       2,055,000
   1,250,000   AES (The) Corp., Sr. Notes                                           9.5%    6/1/2009       1,290,625
   3,000,000   CalEnergy Company, Inc., Sr. Notes                                  6.96%   9/15/2003       2,982,027
   6,000,000   CalEnergy Company, Inc., Sr. Notes                                  7.63%  10/15/2007       6,046,392
   2,000,000   Calpine Corp., Sr. Notes                                            7.75%   4/15/2009       1,885,000
   2,000,000   Calpine Corp., Sr. Notes                                           7.875%    4/1/2008       1,900,000
   6,000,000   Cleveland Electric Illumination Co., First Mortgage Bonds          7.625%    8/1/2002       6,104,100
   4,000,000   CMS Energy Corp., Sr. Notes                                          8.0%    7/1/2001       3,992,572
   7,000,000   CMS Energy Corp., Sr. Unsecured Notes                              8.125%   5/15/2002       7,070,476
   4,500,000   Commonwealth Edison Co., Notes                                     7.625%   1/15/2007       4,658,040
   4,000,000   Connecticut Light & Power Co., First Refunding Mortgage Bonds,
               Series 97C                                                          7.75%    6/1/2002       4,087,252
   5,000,000   Consolidated Edison Co. NY, Inc., Debentures                        6.45%   12/1/2007       4,910,065
   6,000,000   East Coast Power, LLC, Sr. Notes, Series B                         7.066%   3/31/2012       5,504,694
   2,000,000   East Coast Power, LLC, Sr. Notes, Series C                         6.737%   3/31/2008       1,927,980
   5,000,000   Empresa Electrica Pehuienche S.A., Notes (USD)                       7.3%    5/1/2003       4,744,615
   6,000,000   National Rural Utilities, Medium Term Notes                         5.75%   12/1/2008       5,587,020
   7,000,000   Niagara Mohawk Power Corp., Sr. Notes, Series C                    7.125%    7/1/2001       7,041,314
   5,000,000   NRG Energy, Inc., Sr. Notes                                          7.5%   6/15/2007       4,959,640
   5,000,000   PSEG Capital Corp., Medium Term Notes                               6.25%   5/15/2003       4,850,445
   9,000,000   Texas Utilities Electric Co., Debentures                            7.17%    8/1/2007       9,134,307
                                                                                                      --------------
                                                                                                          90,731,564
                                                                                                      --------------
               Electronics -  0.3%
   4,000,000   Corning, Inc., Notes                                                 6.3%    3/1/2009       3,805,236
                                                                                                      --------------
               Food & Beverage - 2.8%
   5,500,000   Archer Daniels Midland Co., Bonds                                   6.75%  12/15/2027       5,155,909
   5,500,000   ConAgra, Inc., Sr. Notes                                             5.5%  10/15/2002       5,346,545
   4,500,000   Fred Meyer, Inc., Notes                                            7.375%    3/1/2005       4,565,637
   5,000,000   Kroger (The) Co., Sr. Notes                                         8.15%   7/15/2006       5,238,080
   7,500,000   Pepsi Bottling Group, Inc., Sr. Notes                                7.0%    3/1/2029       7,031,843
   4,000,000   Safeway, Inc., Notes                                               5.875%  11/15/2001       3,940,992
                                                                                                      --------------
                                                                                                          31,279,006
                                                                                                      --------------
               Hospital Management - 0.4%
   2,000,000   Tenet Healthcare Corp., Sr. Notes                                  7.875%   1/15/2003       1,952,500
   2,500,000   Tenet Healthcare Corp., Sr. Notes                                  8.625%   12/1/2003       2,524,003
                                                                                                      --------------
                                                                                                           4,476,503
                                                                                                      --------------
               Household Products - 0.9%
   4,000,000   Playtex Products, Inc., Unsecured Sr. Notes, Series B              8.875%   7/15/2004       4,070,000
   5,000,000   Procter & Gamble, Guaranteed ESOP Debentures                        9.36%    1/1/2021       6,089,840
                                                                                                      --------------
                                                                                                          10,159,840
                                                                                                      --------------
               Leisure & Entertainment - 0.2%
   2,500,000   Premier Parks, Inc., Sr. Notes                                      9.75%   6/15/2007       2,537,500
                                                                                                      --------------
               Oil & Gas - 4.6%
   5,000,000   Coastal Corp., Sr. Debentures                                      6.375%    2/1/2009       4,706,520
   4,000,000   Conoco, Inc., Notes                                                  5.9%   4/15/2004       3,901,652
   5,000,000   Conoco, Inc., Notes                                                 6.95%   4/15/2029       4,684,190
     700,000   Diamond Offshore Drilling, Inc., Convertible Subordinated Notes     3.75%   2/15/2007         691,250
   5,000,000   El Paso Natural Gas Co., Sr. Notes                                  6.75%   5/15/2009       4,792,445
   3,000,000   Enron Corp., Notes                                                 7.125%   5/15/2007       2,988,498
   4,000,000   Gulf Canada Resources, Ltd., Sr. Notes                             8.375%  11/15/2005       3,950,000
   1,971,424   Mobil Oil Corp., ESOP Sinking Fund Debentures                       9.17%   2/29/2000       1,981,928
   4,000,000   Newfield Exploration Co., Sr. Notes, Series B                       7.45%  10/15/2007       3,823,856
   4,000,000   Noble Drilling Corp., Sr. Notes                                     6.95%   3/15/2009       3,885,148
   4,000,000   Oryx Energy Co., Notes                                             8.375%   7/15/2004       4,232,132
   2,000,000   Oryx Energy Co., Notes                                             8.125%  10/15/2005       2,085,900
   2,750,000   Pamex Finance, Ltd., Notes                                          8.45%   2/15/2007       2,758,759
     650,000   Swiss Life Finance, Ltd., Convertible Bonds
               (Royal Dutch Petroleum Co.)                                          2.0%   5/20/2005         645,938
   2,500,000   Triton Energy, Ltd., Sr. Notes                                      8.75%   4/15/2002       2,450,000
   3,500,000   Union Pacific Resources Group, Notes                                 7.3%   4/15/2009       3,387,167
                                                                                                      --------------
                                                                                                          50,965,383
                                                                                                      --------------
               Paper & Forest Products - 0.7%
   5,000,000   Weyerhaeuser Co., Debentures                                        6.95%   10/1/2027       4,713,665
   3,500,000   Willamette Industries, Inc.                                         6.45%    2/1/2005       3,435,327
                                                                                                      --------------
                                                                                                           8,148,992
                                                                                                      --------------
               Pollution Control - 1.1%
   3,000,000   Allied Waste North America, Inc., Sr. Notes, Series B              7.625%    1/1/2006       2,808,750
   5,000,000   USA Waste Services, Inc., Notes                                      6.5%  12/15/2002       4,962,015
   3,000,000   USA Waste Services, Inc., Sr. Notes                                  7.0%   10/1/2004       3,031,254
   1,000,000   Waste Management, Inc., Convertible Subordinated Notes               4.0%    2/1/2002       1,300,000
                                                                                                      --------------
                                                                                                          12,102,019
                                                                                                      --------------
               Publishing & Printing - 0.2%
   2,000,000   PRIMEDIA, Inc., Sr. Notes                                          7.625%    4/1/2008       1,920,000
                                                                                                      --------------
               Retail - 4.5%
     450,000   Costco Companies, Inc., Convertible Subordinated Notes        Zero Coupon   8/19/2017         422,438
   1,050,000   Costco Companies, Inc., Subordinated Notes                    Zero Coupon   8/19/2007         985,688
   9,000,000   Dayton Hudson Corp., Notes                                           6.4%   2/15/2003       8,933,004
   4,000,000   Dillards, Inc., Notes                                               6.43%    8/1/2004       3,890,848
   4,000,000   Federated Department Stores, Inc., Debentures                        6.9%    4/1/2029       3,682,112
   6,000,000   Federated Department Stores, Sr. Notes                               8.5%   6/15/2003       6,361,416
     300,000   Home Depot, Inc., Convertible Subordinated Notes                    3.25%   10/1/2001         830,250
   8,000,000   Penney (J.C.) Co., Inc., Notes                                      6.95%    4/1/2000       8,019,680
   1,000,000   Rite Aid Corp., Convertible Subordinated Notes                      5.25%   9/15/2002       1,003,750
   6,500,000   Rite Aid Corp., Notes                                              6.125%  12/15/2008       5,897,554
  10,000,000   Sears Roebuck Acceptance Corp., Medium Term Notes, Series II        6.86%    7/3/2001      10,061,490
                                                                                                      --------------
                                                                                                          50,088,230
                                                                                                      --------------
               Services - 1.2%
   2,000,000   ARAMARK Services, Inc., Notes                                        7.0%   7/15/2006       1,941,570
   4,500,000   Cendant Corp., Notes                                                7.75%   12/1/2003       4,549,280
   6,000,000   Ceridian Corp., Sr. Notes                                           7.25%    6/4/2004       5,985,120
   1,250,000   CUC International, Inc., Convertible Subordinated Notes              3.0%   2/15/2002       1,192,188
                                                                                                      --------------
                                                                                                          13,668,158
                                                                                                      --------------
               Telecommunications - 4.3%
   2,000,000   Alestra S. de R. L. de C. V., Notes (USD)                         12.125%   5/15/2006       1,912,500
   6,000,000   AT&T Corp.-Liberty Media Group, Notes                                6.0%   3/15/2009       5,580,000
   4,000,000   AT&T Corp.-Liberty Media Group, Notes                                6.5%   3/15/2029       3,610,000
   1,000,000   Bell Atlantic Financial Services Corp., Sr. Exchange Notes          5.75%    4/1/2003       1,007,500
   4,000,000   Cable & Wireless Communications Corp., Notes (USD)                 6.625%    3/6/2005       3,907,804
   5,000,000   Comcast Cable Communications, Notes                                8.125%    5/1/2004       5,256,210
   5,000,000   GTE Corp., Debentures                                               6.36%   4/15/2006       4,880,140
   3,500,000   LCI International, Inc., Sr. Notes                                  7.25%   6/15/2007       3,451,686
   3,500,000   Qwest Communications International, Inc., Sr. Notes, Series B        7.5%   11/1/2008       3,408,125
   6,000,000   U.S. West Capital Funding, Inc., Notes                              6.25%   7/15/2005       5,725,938
   3,000,000   WorldCom, Inc., Sr. Notes                                            6.4%   8/15/2005       2,947,557
   6,000,000   WorldCom, Inc., Sr. Notes                                           7.75%    4/1/2007       6,279,432
                                                                                                      --------------
                                                                                                          47,966,892
                                                                                                      --------------
               Textiles & Apparel - 0.3%
   4,000,000   Levi Strauss & Co., Notes                                            6.8%   11/1/2003       3,742,220
                                                                                                      --------------
               Transportation - 2.4%
   6,000,000   Burlington Northern Santa Fe, Inc., Notes                          6.125%   3/15/2009       5,628,150
   4,998,563   Federal Express Corp., Series 1998-1-A, Class B                     6.75%   1/15/2022       4,757,807
   5,000,000   Norfolk Southern Corp., Notes                                       6.95%    5/1/2002       5,048,090
   6,000,000   Norfolk Southern Corp., Notes                                        6.2%   4/15/2009       5,652,264
   5,000,000   Union Pacific Corp., Medium Term Notes, Series E                   6.790%   11/9/2007       4,871,160
                                                                                                      --------------
                                                                                                          25,957,471
                                                                                                      --------------
               Total Corporate Bonds (cost $616,433,871)                                                 601,702,721
                                                                                                      --------------
               ASSET-BACKED SECURITIES - 8.8% (a)
  12,000,000   AESOP Funding II L.L.C., Rental Car Notes, Series 1997-1,
               Class A-2                                                            6.4%  10/20/2003      12,007,500
   2,752,174   Chase Manhattan Grantor Trust, Series 1996-B-A                      6.61%   9/15/2002       2,773,049
   6,000,000   Com-Ed Transitional Funding Trust, Series 1998-1-A6                 5.63%   6/25/2009       5,678,490
   5,000,000   CS First Boston Mortgage Security Corp., Series 1996-2, Class A4    6.62%   9/25/2009       5,012,875
   2,368,797   CS First Boston Mortgage Security Corp., Series 1997-1, Class A3    6.91%   5/25/2007       2,363,361
  10,000,000   Discover Card Master Trust I, Series 1996-3-A                       6.05%   8/18/2008       9,735,450
   5,000,000   Discover Card Master Trust I, Series 1998-7A                         5.6%   5/15/2006       4,845,325
  10,000,000   Proffitt's Credit Card Master Trust                                  6.5%  12/15/2005      10,049,450
  12,000,000   Standard Credit Master Trust 1, Credit Card
               Participation Certificates, Series 1995-9-A                         6.55%   10/7/2007      12,007,020
  15,000,000   World Financial Network Credit Card Master Trust, Series 1996-B     6.95%   4/15/2006      15,335,175
  17,821,735   World Omni Auto Lease Trust                                          6.9%   6/25/2003      17,985,605
                                                                                                      --------------
               Total Asset-Backed Securities (cost $97,746,392)                                           97,793,300
                                                                                                      --------------
               FOREIGN GOVERNMENT BONDS - 3.2% (a,b)
   7,000,000   British Columbia (Providence of), Unsubordinated Notes             5.375%  10/29/2008       6,313,020
   4,500,000   Korea Development Bank, Bonds                                      7.375%   9/17/2004       4,424,378
   5,000,000   Korea Development Bank, Unsecured Bonds                            6.625%  11/21/2003       4,806,410
   2,500,000   Korea (Republic of), Bonds                                         8.875%   4/15/2008       2,630,728
   7,000,000   Ontario (Province of) Canada, Sr. Bonds                            7.375%   1/27/2003       7,209,643
   8,000,000   Ontario (Province of) Canada, Sr. Notes                              5.5%   10/1/2008       7,287,280
   2,500,000   Philippines (Republic of), Bonds                                   8.875%   4/15/2008       2,446,875
                                                                                                      --------------
               Total Foreign Government Bonds (cost $34,908,802)                                          35,118,334
                                                                                                      --------------
               MORTGAGE-BACKED SECURITIES - 9.2% (a)
  21,014,615   Federal Home Loan Mortgage Corp., Participation Certificates         6.0%    7/1/2013      20,348,242
   5,275,162   Federal Home Loan Mortgage Corp., Participation Certificates         6.0%    3/1/2011       5,133,840
  10,139,478   Federal Home Loan Mortgage Corp., Participation Certificates         6.0%    4/1/2011       9,867,842
  33,000,000   Federal Home Loan Mortgage Corp., Participation Certificates         6.5%    7/1/2029      31,937,796 (c)
   6,993,308   Government National Mortgage Association, Modified
               Pass Through Certificates                                            6.0%   2/15/2029       6,563,429
  24,891,593   Government National Mortgage Association, Modified
               Pass Through Certificates                                            6.0%   4/15/2029      23,361,506
   5,000,000   Government National Mortgage Association, Modified
               Pass Through Certificates                                            6.0%   7/15/2029       4,690,625 (c)
                                                                                                      --------------
               Total Mortgage-Backed Securities (cost $103,180,745)                                      101,903,280
                                                                                                      --------------
               U.S. GOVERNMENT AGENCY - 3.5% (a)
   7,000,000   Federal Home Loan Mortgage Corp., Notes                            5.125%  10/15/2008       6,362,734
  24,000,000   Federal National Mortgage Association, Notes                        5.75%   2/15/2008      22,943,448
  10,000,000   Federal National Mortgage Association, Notes                        5.75%   4/15/2003       9,894,030
                                                                                                      --------------
               Total U.S. Government Agency (cost $41,114,204)                                            39,200,212
                                                                                                      --------------
               U.S. GOVERNMENT - 14.4% (a)
  11,500,000   U.S. Treasury Bonds                                                 5.25%  11/15/2028      10,181,100
  56,500,000   U.S. Treasury Bonds                                                7.625%  11/15/2022      65,734,247
  19,000,000   U.S. Treasury Bonds                                                  7.5%  11/15/2016      21,363,125
  32,000,000   U.S. Treasury Bonds                                                 6.25%   8/15/2023      32,040,000
  10,000,000   U.S. Treasury Notes                                                6.125%   8/15/2007      10,112,500
   6,000,000   U.S. Treasury Notes                                                  7.0%   7/15/2006       6,358,128
  12,000,000   U.S. Treasury Notes                                                7.875%  11/15/2004      13,106,256 (d)
                                                                                                      --------------
               Total U.S. Government (cost $168,434,880)                                                 158,895,356
                                                                                                      --------------
   Shares                                                                                                  Value
------------                                                                                            ------------
               COMMON STOCKS - 0.1% (a)
      15,000   Federal National Mortgage Association, Common Stock
               (cost $963,712)                                                                             1,025,625
                                                                                                      --------------
               PREFERRED STOCKS - 0.7% (a)
      12,500   CVS Corp., Convertible Preferred Stock                                                      1,139,063
      13,500   El Paso Energy Capital Trust I, Convertible Preferred Stock                                   668,250
       9,500   Estee Lauder Co., Convertible Preferred Stock                                                 895,375
      10,000   Houston Industries, Inc., Convertible Preferred Stock                                       1,192,500
      12,500   Lincoln National Corp., Convertible Preferred Stock                                           339,844
      12,000   McKesson Financing Trust, Convertible Preferred Stock                                         630,000
      13,000   Monsanto Company, Convertible Preferred Stock                                                 521,625
      18,000   Newell Financial Trust I, Convertible Preferred Stock                                       1,008,000
      35,000   Philadelphia Consolidated Holding, Convertible Preferred Stock                                365,313
      11,500   Unocal Capital Trust, Convertible Preferred Stock                                             644,000
                                                                                                      --------------
               Total Preferred Stocks (cost $6,928,390)                                                    7,403,970
                                                                                                      --------------
   Principal                                                                                Maturity
    Amount                                                                         Rate       Date
 -------------                                                                 ----------  ---------
               SHORT-TERM SECURITIES - 5.7% (a)
               Commercial Paper
  10,000,000   Commerical Credit Co.                                               4.98%   7/14/1999       9,982,017
  15,000,000   Enterprise Funding Corp.                                           5.875%    7/1/1999      15,000,000
   4,797,000   Great Lakes Chemical Corp.                                           5.0%    7/8/1999       4,792,336
  10,000,000   Pfizer, Inc.                                                        4.95%   7/12/1999       9,984,875
  13,100,000   Sheffield Receivables Corp.                                         5.87%    7/1/1999      13,100,000
  10,000,000   Toyota Motor Credit Corp.                                           4.95%   7/13/1999       9,983,500
                                                                                                      --------------
               Total Commerical Paper (at amortized cost)                                                 62,842,728
                                                                                                      --------------
               Total Investments (cost $1,132,553,724)                                                $1,105,885,526 (e)
                                                                                                      ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) At June 30, 1999, U.S. Treasury Notes valued at $1,583,673 were held in escrow or pledged as initial margin deposit to cover open financial futures contracts and call options written as follows:

                                                                                                   Notional
                                    Number of                                      Market          Principal       Unrealized
               Type                 Contracts      Expiration      Position         Value            Amount           Loss
    --------------------------      ---------      ----------      --------      -----------      -----------      ----------
    U.S. Treasury Bond Futures         210         Sept. 1999        Long        $24,340,313      $24,439,688       ($99,375)

(e) At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $1,132,553,724 and the net unrealized depreciation of investments based on that cost was $26,668,198 which is comprised of $33,435,215 aggregate gross unrealized depreciation and $6,767,017 aggregate gross unrealized appreciation.

The accompanying notes are an integral part of the financial statements.



LB MONEY MARKET PORTFOLIO
Portfolio of Investments
June 30, 1999
(unaudited)

     Principal                                                                              Maturity
      Amount                                                                     Yield        Date        Value
   -------------                                                              ----------   ---------  -------------
                 BANK NOTES - 2.7% (a)
    $3,500,000   Morgan Guaranty Trust Co. New York                               5.04%    10/8/1999     $3,506,536
     3,000,000   Wachovia Bank, N.A.                                              5.03%   11/22/1999      3,000,000
                                                                                                      -------------
                 Total Bank Notes                                                                         6,506,536
                                                                                                      -------------

                 COMMERCIAL PAPER - 85.4% (a)
                 Banking-Domestic - 3.8%
     3,000,000   AES Shady Point, Inc. (Direct Pay Letter of Credit,
                 Nationsbank N.A.)                                                4.89%    7/21/1999      2,992,050
     3,000,000   Wells Fargo & Co.                                                4.93%    8/20/1999      2,979,708
     3,000,000   US Bancorp                                                       5.19%    9/22/1999      2,964,587
                                                                                                      -------------
                                                                                                          8,936,345
                                                                                                      -------------

                 Banking-Foreign - 6.1%
     3,000,000   Centerior Fuel Corp. (Direct Pay Letter of Credit,
                 Barclays Bank plc)                                               5.31%     7/2/1999      2,999,558
     3,000,000   River Fuel Funding Co., Inc., (Union Bank of Switzerland,
                 Direct Pay Letter of Credit)                                     5.07%    7/19/1999      2,992,425
     3,500,000   UBS Finance (Delaware), Inc.                                     4.91%    7/12/1999      3,494,856
     1,000,000   UBS Finance (Delaware), Inc.                                     4.96%     8/9/1999        994,724
     3,000,000   UBS Finance (Delaware), Inc.                                     5.00%   12/13/1999      2,933,313
     1,000,000   UBS Finance (Delaware), Inc.                                     5.04%   12/13/1999        977,542
                                                                                                      -------------
                                                                                                         14,392,418
                                                                                                      -------------

                 Computer & Office Equipment - 1.3%
     2,000,000   Motorola, Inc.                                                   4.85%     7/2/1999      1,999,733
     1,000,000   Motorola, Inc.                                                   5.75%     7/1/1999      1,000,000
                                                                                                      -------------
                                                                                                          2,999,733
                                                                                                      -------------

                 Drugs & Health Care - 3.7%
     8,700,000   Warner-Lambert Co.                                               5.70%     7/1/1999      8,700,000
                                                                                                      -------------

                 Education - 7.3%
     2,000,000   Duke University                                                  4.95%   10/26/1999      1,968,605
     1,000,000   Duke University                                                  5.03%    9/13/1999        989,804
     3,000,000   Duke University                                                  5.18%   11/29/1999      2,936,454
     1,000,000   Duke University                                                  5.14%    9/27/1999        987,607
     2,000,000   Leland H. Stanford Junior University                             4.94%    8/17/1999      1,987,414
     3,000,000   Yale University                                                  4.84%    7/14/1999      2,994,800
     4,000,000   Yale University                                                  4.92%    7/22/1999      3,988,683
     1,500,000   Yale University                                                  5.23%     8/9/1999      1,491,550
                                                                                                      -------------
                                                                                                         17,344,917
                                                                                                      -------------

                 Energy - 2.9%
     4,000,000   American Petrofina Holding Co. (Guaranteed Petrofina S.A.)       5.81%     7/1/1999      4,000,000
     3,000,000   American Petrofina Holding Co. (Guaranteed Petrofina S.A.)       4.86%    7/12/1999      2,995,591
                                                                                                      -------------
                                                                                                          6,995,591
                                                                                                      -------------

                 Finance-Automotive - 12.2%
     3,000,000   DaimlerChrysler NA Holdings                                      4.93%    8/23/1999      2,978,668
     3,000,000   DaimlerChrysler NA Holdings                                      4.92%    7/26/1999      2,989,917
     5,000,000   DaimlerChrysler NA Holdings                                      4.90%     8/3/1999      4,977,908
       705,000   Ford Motor Credit Co.                                            4.96%    7/19/1999        703,262
     1,000,000   Ford Motor Credit Co.                                            5.07%    8/18/1999        993,307
       300,000   Ford Motor Credit Co.                                            4.95%    7/26/1999        298,979
       250,000   Ford Motor Credit Co.                                            5.03%    9/27/1999        246,975
     3,000,000   Ford Motor Credit Co.                                            4.85%     7/8/1999      2,997,194
     3,000,000   Ford Motor Credit Co.                                            5.11%     9/7/1999      2,971,383
     3,000,000   General Motors Acceptance Corp.                                  4.86%     7/9/1999      2,996,787
     3,000,000   General Motors Acceptance Corp.                                  5.15%    10/1/1999      2,961,130
     3,758,000   Toyota Motor Credit Corp.                                        4.85%     7/1/1999      3,758,000
                                                                                                      -------------
                                                                                                         28,873,510
                                                                                                      -------------

                 Finance-Commercial - 8.4%
     3,000,000   CIT Group, Inc.                                                  4.88%    8/31/1999      2,975,549
     1,100,000   CIT Group, Inc.                                                  5.75%     7/1/1999      1,100,000
     2,000,000   GE Capital International Funding, Inc.                           5.22%   10/29/1999      1,965,867
     2,500,000   General Electric Capital Corp.                                   4.90%    8/10/1999      2,486,611
       320,000   General Electric Capital Corp.                                   4.94%     7/1/1999        320,000
       128,000   General Electric Capital Corp.                                   5.02%     9/1/1999        126,920
       244,000   General Electric Capital Corp.                                   4.92%    7/12/1999        243,639
     3,000,000   General Electric Credit Capital Services of Puerto Rico, Inc.
                 (Guaranteed General Electric Capital Corp.)                      4.95%    8/30/1999      2,975,800
     2,000,000   General Electric Credit Capital Services of Puerto Rico, Inc.
                 (Guaranteed GeneralElectric Capital Corp.)                       4.96%    9/20/1999      1,978,220
     3,000,000   Wells Fargo & Co.                                                4.86%    7/30/1999      2,988,400
     3,000,000   Wells Fargo & Co.                                                5.60%    3/21/2000      2,881,860
                                                                                                      -------------
                                                                                                         20,042,866
                                                                                                      -------------

                 Finance-Consumer - 7.2%
     3,000,000   American General Corp.                                           4.89%     8/9/1999      2,984,368
     3,000,000   Associates Corp of North America                                 4.98%    8/12/1999      2,982,745
     3,000,000   Associates Financial Services Company of Puerto Rico, Inc.
                 (Guaranteed Associates Corp. of North America)                   4.87%     8/4/1999      2,986,343
     2,050,000   Associates Financial Services Company of Puerto Rico, Inc.
                 (Guaranteed Associates Corp. of North America)                   4.94%    7/28/1999      2,042,451
     1,022,000   Transamerica Finance Corp.                                       4.91%     7/8/1999      1,021,036
     5,000,000   Transamerica Finance Corp.                                       4.92%    10/8/1999      4,934,000
                                                                                                      -------------
                                                                                                         16,950,943
                                                                                                      -------------

                 Finance-Structured - 11.9%
     3,000,000   CXC, Inc.                                                        4.86%    7/26/1999      2,989,979
     3,000,000   Ciesco, L.P.                                                     5.08%    8/10/1999      2,983,200
     3,000,000   Delaware Funding Corp.                                           4.90%    7/23/1999      2,991,090
     2,000,000   Edison Asset Securitization, L.L.C.                              4.99%     7/9/1999      1,997,836
     3,000,000   Preferred Receivables Funding                                    4.86%     7/6/1999      2,997,992
     3,000,000   Preferred Receivables Funding                                    5.29%    8/18/1999      2,979,000
     3,000,000   Preferred Receivables Funding                                    4.95%    7/27/1999      2,989,362
     1,436,000   Triple-A One Funding Corp.                                       5.07%    7/29/1999      1,430,371
     3,000,000   Triple-A One Funding Corp.                                       5.37%    7/13/1999      2,994,640
       910,000   Triple-A One Funding Corp.                                       4.88%     7/9/1999        909,023
     3,000,000   Triple-A One Funding Corp.                                       4.99%     9/9/1999      2,971,300
                                                                                                      -------------
                                                                                                         28,233,793
                                                                                                      -------------

                 Financial Services - 1.7%
     3,000,000   American Express Credit Corp.                                    4.86%    8/27/1999      2,977,295
     1,000,000   American Express Credit Corp.                                    4.85%    7/27/1999        996,533
                                                                                                      -------------
                                                                                                          3,973,828
                                                                                                      -------------

                 Food & Beverage - 0.8%
     2,000,000   Cargill Global Fund plc                                          5.25%    2/11/2000      1,936,875
                                                                                                      -------------

                 Insurance - 5.0%
       850,000   AIG Funding, Inc.                                                5.60%    3/24/2000        816,084
     4,950,000   St. Paul Companies, Inc.                                         5.75%     7/1/1999      4,950,000
     3,000,000   USAA Capital Corp.                                               5.07%    8/26/1999      2,976,573
     3,000,000   USAA Capital Corp.                                               4.83%    7/16/1999      2,994,025
                                                                                                      -------------
                                                                                                         11,736,682
                                                                                                      -------------

                 Leisure & Entertainment - 1.2%
     3,000,000   Disney (Walt) Co.                                                5.02%    9/15/1999      2,969,030
                                                                                                      -------------

                 Petroleum - 4.6%
     2,000,000   Chevron Transport Corp. (Guaranteed Chevron Corp.)               4.93%    8/25/1999      1,985,119
     3,000,000   Chevron Transport Corp. (Guaranteed Chevron Corp.)               4.97%    8/24/1999      2,977,905
     3,000,000   Chevron Transport Corp. (Guaranteed Chevron Corp.)               4.92%     8/2/1999      2,987,120
     3,000,000   Chevron Transport Corp. (Guaranteed Chevron Corp.)               4.98%    9/27/1999      2,964,140
                                                                                                      -------------
                                                                                                         10,914,284
                                                                                                      -------------

                 Transportation - 0.2%
       387,000   United Parcel Service of America, Inc.                           4.90%    7/15/1999        386,270
                                                                                                      -------------

                 U.S. Municipal - 7.1%
     3,000,000   California Pollution Control Finance Authority;
                 Environmental Improvement Revenue Bonds; Series 1996
                 (Guaranteed Shell Oil Co.)                                       4.92%    7/16/1999      3,000,000
      2,500,000  Gulf Coast Waste Disposal Authority; Pollution
                 Control Revenue Bonds; Series 1995
                 (Guaranteed Amoco Oil Co.)                                       4.94%     7/8/1999      2,500,000
      2,200,000  Metrocrest Hospital Authority, Series 1989 (Bank of New York
                 Direct Pay Letter of Credit)                                     5.04%     8/2/1999      2,190,225
      3,100,000  City of New York GO Bonds, Fiscal 1995, Series B
                 (Guaranteed FGIC, SPI)                                           5.08%     8/5/1999      3,100,000
      3,000,000  City of Whiting, Indiana; Industrial Sewage & Solid
                 Waste Disposal; Series 1995 (Guaranteed Amoco Oil Co.)           5.08%    8/18/1999      3,000,000
      3,000,000  City of Whiting, Indiana; Industrial Sewage & Solid
                 Waste Disposal; Series 1995 (Guaranteed Amoco Oil Co.)           4.84%    7/15/1999      3,000,000
                                                                                                      -------------
                                                                                                         16,790,225
                                                                                                      -------------
                 Total Commercial Paper                                                                 202,177,310
                                                                                                      -------------

                 CERTIFICATES OF DEPOSIT - 4.6% (a)
                 Domestic - 2.1%
     3,000,000   Morgan Guaranty Trust Co. New York                               5.05%   10/15/1999      2,998,470
     2,000,000   Morgan Guaranty Trust Co. New York                               4.95%   12/10/1999      2,000,253
                                                                                                      -------------
                                                                                                          4,998,723
                                                                                                      -------------

                 Euro Dollar-Foreign - 2.5%
     3,000,000   Barclays Bank plc                                                5.01%   11/15/1999      2,998,713
     3,000,000   Barclays Bank plc                                                5.03%     9/7/1999      3,000,040
                                                                                                      -------------
                                                                                                          5,998,753
                                                                                                      -------------
                 Total Certificates of Deposit                                                           10,997,476
                                                                                                      -------------

                 MEDIUM TERM NOTES - 2.1% (a)
     3,000,000   Abbey National Treasury Service plc                              5.25%   12/14/1999      3,000,135
     2,000,000   Ford Motor Credit Co.                                            5.10%    10/1/1999      2,012,792
                                                                                                      -------------
                 Total Medium Term Notes                                                                  5,012,927
                                                                                                      -------------

                 VARIABLE RATE NOTES - 3.1% (a,b)
     3,000,000   Abbey National Treasury Service plc                              4.90%    7/20/1999      2,999,876
     2,000,000   Deutsche Bank, New York                                          4.88%    7/15/1999      1,999,826
     2,300,000   Illinois Student Assistance Commission (Bank of America,
                 Illinois Direct Pay Letter of Credit)                            5.23%     7/7/1999      2,300,000
                                                                                                      -------------
                 Total Variable Rate Notes                                                                7,299,702
                                                                                                      -------------

                 U.S. GOVERNMENT AGENCY - 2.1% (a)
       805,000   Federal Home Loan Bank                                           5.14%   11/10/1999        790,389
       825,000   Federal Home Loan Bank                                           5.14%   11/22/1999        808,665
       107,000   Federal Home Loan Mortgage Corp.                                 5.17%   10/14/1999        105,440
       118,000   Federal Home Loan Mortgage Corp.                                 5.19%   11/12/1999        115,804
     3,000,000   Federal Home Loan Mortgage Corp.                                 5.29%   12/21/1999      2,926,662
       200,000   Federal Home Loan Mortgage Corp.                                 5.18%    11/2/1999        196,556
                                                                                                      -------------
                 Total U.S. Government Agency                                                             4,943,516
                                                                                                      -------------
                 Total Investments (at amortized cost)                                                 $236,937,467 (c)
                                                                                                      =============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $308,418,276)                                                   $355,360,258
Cash                                                                          8,542
Receivable for investment securities sold                                 3,119,862
Dividend and interest receivable                                             21,824
                                                                       ------------
Total assets                                                            358,510,486
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                               2,668,343
                                                                       ------------
NET ASSETS                                                             $355,842,143
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital (31,368,313 shares of capital
stock outstanding)                                                     $369,269,080
Accumulated net investment loss                                            (188,993)
Accumulated net realized loss from sale
of investments                                                          (60,179,926)
Unrealized net appreciation of investments                               46,941,982
                                                                       ------------
NET ASSETS                                                             $355,842,143
                                                                       ============
Net asset value and public offering price per share
($355,842,143 divided by 31,368,313 shares of
capital stock outstanding)                                                   $11.34
                                                                             ======






Statement of Operations
Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                        $    256,072
Interest income                                                             223,639
                                                                       ------------
Total income                                                                479,711
                                                                       ------------

Expenses --
Investment advisory fee                                                     668,704
                                                                       ------------
Net investment loss                                                        (188,993)
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                            (12,163,028)
Net change in unrealized appreciation of investments                     19,567,757
                                                                       ------------
Net gain on investments                                                   7,404,729
                                                                       ------------
Net increase in net assets resulting
from operations                                                        $  7,215,736
                                                                       ============






Statement of Changes in Net Assets
                                                                    Six Months
                                                                      Ended
                                                                   June 30, 1999          Year Ended
                                                                    (unaudited)        December 31, 1998
                                                                   -------------       -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income (loss)                                        $   (188,993)        $  1,094,931
Net realized loss on investments                                     (12,163,028)         (45,123,705)
Net change in unrealized appreciation or depreciation
of investments                                                        19,567,757           30,584,366
                                                                    ------------         ------------
Net change in net assets resulting from operations                     7,215,736          (13,444,408)
                                                                    ------------         ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                         --           (1,020,790)
Net realized gain on investments                                              --           (4,105,350)
                                                                    ------------         ------------
Total distributions                                                           --           (5,126,140)
                                                                    ------------         ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                           5,015,071           29,992,364
Reinvested dividend distributions                                             --            5,126,140
Cost of shares redeemed                                              (28,584,097)         (35,816,306)
                                                                    ------------         ------------
Net change in net assets from capital stock transactions             (23,569,026)            (697,802)
                                                                    ------------         ------------
Net change in net assets                                             (16,353,290)         (19,268,350)

NET ASSETS:
Beginning of period                                                  372,195,433          391,463,783
                                                                    ------------         ------------
End of period                                                       $355,842,143         $372,195,433
                                                                    ============         ============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $132,205,525)                                                $151,159,057
Cash                                                                      73,291
Receivable for investment securities sold                              1,308,486
Dividend and interest receivable                                          51,536
                                                                    ------------
Total assets                                                         152,592,370
                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                            2,299,274
                                                                    ------------
NET ASSETS                                                          $150,293,096
                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital (11,741,083 shares of capital
stock outstanding)                                                  $127,706,852
Undistributed net investment income                                      143,038
Accumulated net realized gain from sale
of investments                                                         3,489,674
Unrealized net appreciation of investments                            18,953,532
                                                                    ------------
NET ASSETS                                                          $150,293,096
                                                                    ============
Net asset value and public offering price per share
($150,293,096 divided by 11,741,083 shares of
capital stock outstanding)                                                $12.80
                                                                          ======






Statement of Operations
Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                     $    232,285
Interest income                                                          146,488
                                                                    ------------
Total income                                                             378,773
                                                                    ------------

Expenses --
Investment advisory fee                                                  235,735
                                                                    ------------
Net investment income                                                    143,038
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                           8,798,039
Net realized gain on closed or expired option
 contracts written                                                         8,220
                                                                    ------------
Net realized gain on investments                                       8,806,259
Net change in unrealized appreciation of investments                   9,040,385
                                                                    ------------
Net gain on investments                                               17,846,644
                                                                    ------------
Net increase in net assets resulting
from operations                                                     $ 17,989,682
                                                                    ============






Statement of Changes in Net Assets
                                                                        Six Months        For the period from
                                                                           Ended            January 30, 1998
                                                                       June 30, 1999      (effective date) to
                                                                        (unaudited)        December 31, 1998
                                                                       -------------      -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                  $    143,038           $    316,277
Net realized gain (loss) on investments                                   8,806,259             (5,316,585)
Net change in unrealized appreciation or depreciation
of investments                                                            9,040,385              9,913,147
                                                                       ------------           ------------
Net increase in net assets resulting from operations                     17,989,682              4,912,839
                                                                       ------------           ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                            --               (316,277)
                                                                       ------------           ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                             38,310,198             95,921,660
Reinvested dividend distributions                                                --                316,277
Cost of shares redeemed                                                  (1,676,760)            (5,164,523)
                                                                       ------------           ------------
Net increase in net assets from capital stock transactions               36,633,438             91,073,414
                                                                       ------------           ------------
Net increase in net assets                                               54,623,120             95,669,976
                                                                       ------------           ------------

NET ASSETS:
Beginning of period                                                      95,669,976                     --
                                                                       ------------           ------------
End of period                                                          $150,293,096           $ 95,669,976
                                                                       ============           ============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $343,694,854)                                                    $404,850,308
Cash (including foreign currency holdings
of $6,542,125)                                                             6,603,201
Receivable for investment securities sold                                    556,846
Dividend and interest receivable                                             976,240
                                                                        ------------
Total assets                                                             412,986,595
                                                                        ------------

LIABILITIES:
Payable for investment securities purchased                                8,582,151
Unrealized depreciation of foreign currency
contracts held                                                                 7,667
                                                                        ------------
Total liabilities                                                          8,589,818
                                                                        ------------
NET ASSETS                                                              $404,396,776
                                                                        ============

NET ASSETS CONSIST OF:
Paid-in capital (30,695,580 shares of capital
stock outstanding)                                                      $338,355,930
Undistributed net investment income                                        3,262,361
Accumulated net realized loss from sale of
investments and foreign currency transactions                              1,706,663
Unrealized net appreciation of investments and
on translation of assets and liabilities in
foreign currencies                                                        61,071,822
                                                                        ------------
NET ASSETS                                                              $404,396,776
                                                                        ============
Net asset value and public offering price per share
($404,396,776 divided by 30,695,580 shares of
capital stock outstanding)                                                    $13.17
                                                                             =======






Statement of Operations
Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $599,454)                   $  4,476,493
Interest income                                                           404,452
                                                                     ------------
Total income                                                            4,880,945
                                                                     ------------

Expenses --
Investment advisory fee                                                 1,618,584
                                                                     ------------
Net investment income                                                   3,262,361
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions                            9,185,303
Net realized loss on foreign currency transactions                       (191,750)
                                                                     ------------
Net realized gain on investments and foreign
currency transactions                                                   8,993,553
                                                                     ------------
Net change in unrealized appreciation of investments                    3,201,995
Net change in unrealized appreciation on translation
of assets and liabilities in foreign currencies                          (101,811)
Net change in unrealized appreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                      3,100,184
                                                                     ------------
Net gain on investments and foreign currency                           12,093,737
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $ 15,356,098
                                                                     ============






Statement of Changes in Net Assets
                                                                    Six Months
                                                                      Ended
                                                                   June 30, 1999          Year Ended
                                                                    (unaudited)        December 31, 1998
                                                                   -------------       -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $  3,262,361         $  3,451,445
Net realized gain (loss) on investments
and foreign currency transactions                                      8,993,553           (2,051,138)
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                                  3,100,184           47,582,219
                                                                    ------------         ------------
Net increase in net assets resulting from operations                  15,356,098           48,982,526
                                                                    ------------         ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                         --           (6,100,889)
Net realized gain on investments                                              --           (2,480,808)
                                                                    ------------         ------------
Total distributions                                                           --           (8,581,697)
                                                                    ------------         ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                          27,657,583           48,521,478
Reinvested dividend distributions                                             --            8,581,697
Cost of shares redeemed                                               (8,361,235)         (14,963,421)
                                                                    ------------         ------------
Net increase in net assets from capital stock transactions            19,296,348           42,139,754
                                                                    ------------         ------------
Net increase in net assets                                            34,652,446           82,540,583

NET ASSETS:
Beginning of period                                                  369,744,330          287,203,747
                                                                    ------------         ------------
End of period                                                       $404,396,776         $369,744,330
                                                                    ============         ============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $3,168,829,248)                                                $3,987,926,792
Receivable for investment securities sold                                 47,431,615
Dividend and interest receivable                                           2,110,153
                                                                      --------------
Total assets                                                           4,037,468,560
                                                                      --------------

LIABILITIES:
Payable for investment securities purchased                               45,992,697
                                                                      --------------
NET ASSETS                                                            $3,991,475,863
                                                                      ==============

NET ASSETS CONSIST OF:
Paid-in capital (160,847,734 shares of capital
stock outstanding)                                                    $2,811,938,596
Accumulated net realized gain from sale
of investments                                                           360,439,723
Unrealized net appreciation of investments                               819,097,544
                                                                      --------------
NET ASSETS                                                            $3,991,475,863
                                                                      ==============
Net asset value and public offering price per share
($3,991,475,863 divided by 160,847,734 shares of
capital stock interest outstanding)                                           $24.82
                                                                              ======






Statement of Operations
Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                      $ 13,599,911
Interest income                                                         3,536,133
                                                                     ------------
Total income                                                           17,136,044
                                                                     ------------

Expenses --
Investment advisory fee                                                 7,255,106
                                                                     ------------
Net investment income                                                   9,880,938
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                          382,440,975
Net realized gain on closed or expired option
contracts written                                                       2,768,069
                                                                     ------------
Net realized gain on investments                                      385,209,044
Net change in unrealized appreciation of investments                  198,245,091
                                                                     ------------
Net gain on investments                                               583,454,135
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $593,335,073
                                                                     ============






Statement of Changes in Net Assets
                                                                    Six Months
                                                                      Ended
                                                                   June 30, 1999          Year Ended
                                                                    (unaudited)        December 31, 1998
                                                                   -------------       -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                             $    9,880,938         $   26,484,086
Net realized gain on investments                                     385,209,044            325,324,813
Net change in unrealized appreciation or depreciation
of investments                                                       198,245,091            361,224,415
                                                                  --------------         --------------
Net increase in net assets resulting from operations                 593,335,073            713,033,314
                                                                  --------------         --------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                 (9,880,938)           (26,297,317)
Net realized gain on investments                                    (341,902,994)          (382,615,151)
                                                                  --------------         --------------
Total distributions                                                 (351,783,932)          (408,912,468)
                                                                  --------------         --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                         132,001,555            271,027,313
Reinvested dividend distributions                                    351,783,932            408,912,468
Cost of shares redeemed                                              (53,872,738)           (90,186,334)
                                                                  --------------         --------------
Net increase in net assets from capital stock transactions           429,912,749            589,753,447
                                                                  --------------         --------------
Net increase in net assets                                           671,463,890            893,874,293

NET ASSETS:
Beginning of period                                                3,320,011,973          2,426,137,680
                                                                  --------------         --------------
End of period                                                     $3,991,475,863         $3,320,011,973
                                                                  ==============         ==============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $1,588,868,087)                                                $1,478,540,493
Cash                                                                          95,359
Receivable for investment securities sold                                  2,420,523
Interest and dividends receivable                                         30,387,311
                                                                      --------------
Total assets                                                           1,511,443,686
                                                                      --------------

LIABILITIES:
Payable for investment securities purchased                                7,954,500
                                                                      --------------
NET ASSETS                                                            $1,503,489,186
                                                                      ==============

NET ASSETS CONSIST OF:
Paid-in capital (162,085,797 shares of capital
stock outstanding)                                                    $1,629,514,219
Accumulated net realized loss from sale
of investments                                                           (15,697,439)
Unrealized net depreciation of investments                              (110,327,594)
                                                                      --------------
NET ASSETS                                                            $1,503,489,186
                                                                      ==============
Net asset value and public offering price per share
($1,503,489,186 divided by 162,085,797 shares of
capital stock outstanding)                                                    $ 9.28
                                                                              ======






Statement of Operations
Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                      $ 73,572,076
Dividend income                                                         7,312,274
                                                                     ------------
Total income                                                           80,884,350
                                                                     ------------

Expenses --
Investment advisory fee                                                 2,911,468
                                                                     ------------
Net investment income                                                  77,972,882
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                           (5,751,930)
Net change in unrealized appreciation of investments                   24,136,921
                                                                     ------------
Net gain on investments                                                18,384,991
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $ 96,357,873
                                                                     ============






Statement of Changes in Net Assets
                                                                    Six Months
                                                                      Ended
                                                                   June 30, 1999          Year Ended
                                                                    (unaudited)        December 31, 1998
                                                                   -------------       -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                             $   77,972,882         $  144,302,561
Net realized loss on investment transactions                          (5,751,930)            (9,085,193)
Net change in unrealized appreciation or depreciation
of investments                                                        24,136,921           (162,813,026)
                                                                  --------------         --------------
Net change in net assets resulting from operations                    96,357,873            (27,595,658)
                                                                  --------------         --------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                (77,972,882)          (145,155,458)
Net realized gain on investments                                              --            (19,837,525)
                                                                  --------------         --------------
Total distributions                                                  (77,972,882)          (164,992,983)
                                                                  --------------         --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                          29,778,968            161,947,132
Reinvested dividend distributions                                     77,972,882            164,992,983
Cost of shares redeemed                                              (49,964,257)           (51,597,568)
                                                                  --------------         --------------
Net increase in net assets from capital stock transactions            57,787,593            275,342,547
                                                                  --------------         --------------
Net increase in net assets                                            76,172,584             82,753,906

NET ASSETS:
Beginning of period                                                1,427,316,602          1,344,562,696
                                                                  --------------         --------------
End of period                                                     $1,503,489,186         $1,427,316,602
                                                                  ==============         ==============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
INCOME PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1999
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $1,132,553,724)                                                $1,105,885,526
Cash                                                                          25,066
Receivable for investment securities sold                                  3,442,262
Receivable for variation margin on open
futures contracts                                                            183,750
Interest and dividends receivable                                         14,493,111
                                                                      --------------
Total assets                                                           1,124,029,715
                                                                      --------------

LIABILITIES:
Payable for investment securities purchased                               36,722,927
                                                                      --------------
NET ASSETS                                                            $1,087,306,788
                                                                      ==============

NET ASSETS CONSIST OF:
Paid-in capital (112,442,170 shares of capital
stock outstanding)                                                    $1,122,570,607
Accumulated net realized loss from sale
of investments                                                            (8,496,245)
Unrealized net depreciation of investments                               (26,767,574)
                                                                      --------------
NET ASSETS                                                            $1,087,306,788
                                                                      ==============
Net asset value and public offering price per share
($1,087,306,788 divided by 112,442,170 shares of
capital stock outstanding)                                                    $ 9.67
                                                                              ======






Statement of Operations
Six Months Ended June 30, 1999
(unaudited)
INVESTMENT INCOME:
Income --
Interest income                                                      $ 34,032,862
Dividend income                                                           208,437
                                                                     ------------
Total income                                                           34,241,299
                                                                     ------------

Expenses --
Investment advisory fee                                                 2,163,721
                                                                     ------------
Net investment income                                                  32,077,578
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                           (3,089,046)
Net realized gain on closed or expired option
contracts written                                                         699,024
Net realized loss on closed futures contracts                            (999,235)
                                                                     ------------
Net realized loss on investments                                       (3,389,257)
Net change in unrealized depreciation of investments                  (56,072,807)
                                                                     ------------
Net loss on investments                                               (59,462,064)
                                                                     ------------
Net change in net assets resulting
from operations                                                      $(27,384,486)
                                                                     ============






Statement of Changes in Net Assets
                                                                    Six Months
                                                                      Ended
                                                                   June 30, 1999          Year Ended
                                                                    (unaudited)        December 31, 1998
                                                                   -------------       -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                             $   32,077,578         $   58,537,622
Net realized gain (loss) on investment transactions                   (3,389,257)            13,372,952
Net change in unrealized appreciation or depreciation
of investments                                                       (56,072,807)            14,894,893
                                                                  --------------         --------------
Net change in net assets resulting from operations                   (27,384,486)            86,805,467
                                                                  --------------         --------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                (32,077,578)           (58,495,759)
                                                                  --------------         --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                          58,367,967            134,532,247
Reinvested dividend distributions                                     32,077,578             58,495,759
Cost of shares redeemed                                              (17,997,306)           (27,456,669)
                                                                  --------------         --------------
Net increase in net assets from capital stock transactions            72,448,239            165,571,337
                                                                  --------------         --------------
Net increase in net assets                                            12,986,175            193,881,045

NET ASSETS:
Beginning of period                                                1,074,320,613            880,439,568
                                                                  --------------         --------------
End of period                                                     $1,087,306,788         $1,074,320,613
                                                                  ==============         ==============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1999
(unaudited)

ASSETS:
Investments in securities, at amortized cost
and value                                                               $236,937,467
Cash                                                                          25,404
Interest receivable                                                          516,647
                                                                        ------------
Total assets                                                             237,479,518
                                                                        ------------
NET ASSETS                                                              $237,479,518
                                                                        ============

NET ASSETS CONSIST OF:
Paid-in capital (237,479,518 shares of capital
stock outstanding)                                                      $237,479,518
                                                                        ============
Net asset value and public offering price per share
($237,479,518 divided by 237,479,518 shares of
capital stock outstanding)                                                    $ 1.00
                                                                              ======






Statement of Operations
Six Months Ended June 30, 1999
(unaudited)
INVESTMENT INCOME:

Income --
Interest income                                                      $  5,426,991
                                                                     ------------

Expenses --
Investment advisory fee                                                   433,633
                                                                     ------------
Net investment income                                                $  4,993,358
                                                                     ============






Statement of Changes in Net Assets
                                                                    Six Months
                                                                      Ended
                                                                   June 30, 1999          Year Ended
                                                                    (unaudited)        December 31, 1998
                                                                   -------------       -----------------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $  4,993,358         $  7,416,439
                                                                    ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                 (4,993,358)          (7,416,439)
                                                                    ------------         ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                          75,811,600          130,085,700
Reinvested dividend distributions                                      4,993,358            7,416,439
Cost of shares redeemed                                              (37,134,145)         (64,860,589)
                                                                    ------------         ------------
Net increase in net assets from capital stock transactions            43,670,813           72,641,550
                                                                    ------------         ------------
Net increase in net assets                                            43,670,813           72,641,550

NET ASSETS:
Beginning of period                                                  193,808,705          121,167,155
                                                                    ------------         ------------
End of period                                                       $237,479,518         $193,808,705
                                                                    ============         ============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
Financial Highlights
For a share outstanding throughout each period (a)

                                             Six Months                                For the period from
                                                Ended                                    January 18, 1996
                                           June 30, 1999                               (effective date) to
OPPORTUNITY GROWTH PORTFOLIO                (unaudited)       1998         1997         December 31, 1996
                                           -------------     --------     --------     -------------------
Net asset value, beginning of period           $11.06          $11.55       $11.50              $10.00
                                             --------        --------     --------            --------

Income From Investment Operations --
Net investment income                           (0.01)           0.03         0.06                0.02
Net realized and unrealized gain
(loss) on investments (b)                        0.29           (0.37)        0.05                1.90
                                             --------        --------     --------            --------
Total from investment operations                 0.28           (0.34)        0.11                1.92
                                             --------        --------     --------            --------

Less Distributions --
Dividends from net investment income               --           (0.03)       (0.06)              (0.02)
Distributions from net realized
gain on investments                                --           (0.12)          --               (0.40)
                                             --------        --------     --------            --------
Total distributions                                --           (0.15)       (0.06)              (0.42)
                                             --------        --------     --------            --------
Net asset value, end of period                 $11.34          $11.06       $11.55              $11.50
                                             ========        ========     ========            ========

Total investment return at
net asset value (c)                             2.59%          (2.99%)       0.93%              19.17%
Net assets, end of period ($ millions)         $355.8          $372.2       $391.5              $246.6
Ratio of expenses to average net assets         0.40%(d)        0.40%        0.40%               0.40%(d)
Ratio of net investment income to
average net assets                             (0.11%)(d)       0.30%        0.65%               0.27%(d)
Portfolio turnover rate                           21%            134%         147%                155%




                                             Six Months        For the period from
                                                Ended            January 18, 1996
                                           June 30, 1999       (effective date) to
MID CAP GROWTH PORTFOLIO                    (unaudited)         December 31, 1996
                                           -------------       -------------------
Net asset value, beginning of period           $11.13                  $10.00
                                             --------                --------

Income From Investment Operations --
Net investment income                            0.01                    0.04
Net realized and unrealized gain
on investments (b)                               1.66                    1.13
                                             --------                --------
Total from investment operations                 1.67                    1.17
                                             --------                --------

Less Distributions --
Dividends from net investment income               --                   (0.04)
                                             --------                --------
Net asset value, end of period                 $12.80                  $11.13
                                             ========                ========

Total investment return at
net asset value (c)                            15.06%                  11.62%
Net assets, end of period ($ millions)         $150.3                   $95.7
Ratio of expenses to average net assets         0.40%(d)                0.40%(d)
Ratio of net investment income to
average net assets                              0.24%(d)                0.64%(d)
Portfolio turnover rate                           65%                    125%

See accompanying notes to the Financial Highlights.






LB SERIES FUND, INC.
Financial Highlights (continued)

                                             Six Months                                For the period from
                                                Ended                                    January 18, 1996
                                           June 30, 1999                               (effective date) to
WORLD GROWTH PORTFOLIO                      (unaudited)        1998         1997        December 31, 1996
                                           -------------     --------     --------     -------------------
Net asset value, beginning of period           $12.67          $11.12       $10.95              $10.00
                                             --------        --------     --------            --------

Income From Investment Operations --
Net investment income                            0.11            0.12         0.10                0.08
Net realized and unrealized gain
on investments (b)                               0.39            1.74         0.21                0.96
                                             --------        --------     --------            --------
Total from investment operations                 0.50            1.86         0.31                1.04
                                             --------        --------     --------            --------

Less Distributions --
Dividends from net investment income               --           (0.21)       (0.13)              (0.09)
Distributions from net realized
gain on investments                                --           (0.10)       (0.01)                 --
                                             --------        --------     --------            --------
Total distributions                                --           (0.31)       (0.14)              (0.09)
                                             --------        --------     --------            --------
Net asset value, end of period                 $13.17          $12.67       $11.12              $10.95
                                             ========        ========     ========            ========

Total investment return at
net asset value (c)                             4.00%          16.75%        2.81%              10.41%
Net assets, end of period ($ millions)         $404.4          $369.7       $287.2              $174.1
Ratio of expenses to average net assets         0.85%(d)        0.85%        0.85%               0.85%(d)
Ratio of net investment income to
average net assets                              1.71%(d)        1.04%        1.08%               1.34%(d)
Portfolio turnover rate                           10%             19%          19%                  9%




                                                 Six Months
                                                    Ended
                                                June 30, 1999
GROWTH PORTFOLIO                                 (unaudited)        1998         1997         1996         1995         1994
                                                -------------     --------     --------     --------     --------     --------
Net asset value, beginning of period                 $23.51         $21.58       $19.32       $18.27       $13.51       $14.76
                                                   --------       --------     --------     --------     --------     --------

Income From Investment Operations --
Net investment income                                  0.06           0.19         0.21         0.24         0.24         0.20
Net realized and unrealized gain
(loss) on investments (b)                              3.72           5.28         4.97         3.43         4.76        (0.87)
                                                   --------       --------     --------     --------     --------     --------
Total from investment operations                       3.78           5.47         5.18         3.67         5.00        (0.67)
                                                   --------       --------     --------     --------     --------     --------

Less Distributions --
Dividends from net investment income                  (0.06)         (0.19)       (0.21)       (0.24)       (0.24)       (0.20)
Distributions from net realized
gain on investments                                   (2.41)         (3.35)       (2.71)       (2.38)          --        (0.38)
                                                   --------       --------     --------     --------     --------     --------
Total distributions                                   (2.47)         (3.54)       (2.92)       (2.62)       (0.24)       (0.58)
                                                   --------       --------     --------     --------     --------     --------

Net asset value, end of period                       $24.82         $23.51       $21.58       $19.32       $18.27       $13.51
                                                   ========       ========     ========     ========     ========     ========

Total investment return at net asset value (c)       17.64%         28.38%       30.18%       22.44%       37.25%       (4.66%)
Net assets, end of period ($ millions)             $3,991.5       $3,320.0     $2,426.1     $1,658.6     $1,173.1       $721.8
Ratio of expenses to average net assets               0.40%(d)       0.40%        0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                    0.55%(d)       0.94%        1.11%        1.41%        1.53%        1.52%
Portfolio turnover rate                                 65%           152%         193%         223%         184%         135%

See accompanying notes to the Financial Highlights.






LB SERIES FUND, INC.
Financial Highlights (continued)

                                                 Six Months
                                                    Ended
                                                June 30, 1999
HIGH YIELD PORTFOLIO                             (unaudited)        1998         1997         1996         1995         1994
                                                -------------     --------     --------     --------     --------     --------
Net asset value, beginning of period                  $9.16         $10.44       $10.06        $9.94        $9.18       $10.76
                                                   --------       --------     --------     --------     --------     --------

Income From Investment Operations --
Net investment income                                  0.49           0.99         0.98         0.98         0.96         0.97
Net realized and unrealized gain
(loss) on investments (b)                              0.12          (1.12)        0.37         0.12         0.76        (1.40)
                                                   --------       --------     --------     --------     --------     --------
Total from investment operations                       0.61          (0.13)        1.35         1.10         1.72        (0.43)
                                                   --------       --------     --------     --------     --------     --------

Less Distributions --
Dividends from net investment income                  (0.49)         (1.00)       (0.97)       (0.98)       (0.96)       (0.97)
Distributions from net realized
gain on investments                                      --          (0.15)          --           --           --        (0.18)
                                                   --------       --------     --------     --------     --------     --------
Total distributions                                   (0.49)         (1.15)       (0.97)       (0.98)       (0.96)       (1.15)
                                                   --------       --------     --------     --------     --------     --------
Net asset value, end of period                        $9.28         $ 9.16       $10.44       $10.06       $ 9.94       $ 9.18
                                                   ========       ========     ========     ========     ========     ========

Total investment return at net asset value (c)        6.83%         (1.50%)      14.10%       11.55%       19.62%       (4.38%)
Net assets, end of period ($ millions)             $1,503.5       $1,427.3     $1,344.6     $1,026.7       $792.5       $595.6
Ratio of expenses to average net assets               0.40%(d)       0.40%        0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                   10.71%(d)      10.04%        9.58%        9.83%        9.94%        9.75%
Portfolio turnover rate                                 31%            71%         105%         107%          67%          44%




                                                 Six Months
                                                    Ended
                                                June 30, 1999
INCOME PORTFOLIO                                 (unaudited)        1998         1997         1996         1995         1994
                                                -------------     --------     --------     --------     --------     --------
Net asset value, beginning of period                 $10.21          $9.92        $9.75       $10.08        $9.04       $10.36
                                                   --------       --------     --------     --------     --------     --------

Income From Investment Operations --
Net investment income                                  0.29           0.61         0.65         0.63         0.65         0.64
Net realized and unrealized gain
(loss) on investments (b)                             (0.54)          0.29         0.17        (0.33)        1.04        (1.11)
                                                   --------       --------     --------     --------     --------     --------
Total from investment operations                      (0.25)          0.90         0.82         0.30         1.69        (0.47)
                                                   --------       --------     --------     --------     --------     --------

Less Distributions --
Dividends from net investment income                  (0.29)         (0.61)       (0.65)       (0.63)       (0.65)       (0.64)
Distributions from net realized
gain on investments                                      --             --           --           --           --        (0.21)
                                                   --------       --------     --------     --------     --------     --------
Total distributions                                   (0.29)         (0.61)       (0.65)       (0.63)       (0.65)       (0.85)
                                                   --------       --------     --------     --------     --------     --------
Net asset value, end of period                        $9.67         $10.21       $ 9.92       $ 9.75       $10.08        $9.04
                                                   ========       ========     ========     ========     ========     ========

Total investment return at net asset value (c)       (2.46%)         9.37%        8.75%        3.21%       19.36%       (4.68%)
Net assets, end of period ($ millions)             $1,087.3       $1,074.3       $880.4       $801.2       $762.1       $608.2
Ratio of expenses to average net assets               0.40%(d)       0.40%        0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                    5.93%(d)       6.06%        6.68%        6.54%        6.81%        6.78%
Portfolio turnover rate                                 44%            86%         117%         150%         132%         139%

See accompanying notes to the Financial Highlights.






LB SERIES FUND, INC.
Financial Highlights (continued)

                                                 Six Months
                                                    Ended
                                                June 30, 1999
MONEY MARKET PORTFOLIO                           (unaudited)        1998         1997         1996         1995         1994
                                                -------------     --------     --------     --------     --------     --------
Net asset value, beginning of period                  $1.00          $1.00        $1.00        $1.00        $1.00        $1.00
                                                   --------       --------     --------     --------     --------     --------

Net investment income from investment operations       0.02           0.05         0.05         0.05         0.06         0.04
Less: Dividends from net investment income            (0.02)         (0.05)       (0.05)       (0.05)       (0.06)       (0.04)
                                                   --------       --------     --------     --------     --------     --------

Net asset value, end of period                        $1.00          $1.00        $1.00        $1.00        $1.00        $1.00
                                                   ========       ========     ========     ========     ========     ========

Total return (c)                                      2.31%          5.32%        5.43%        5.20%        5.71%        4.00%
Net assets, end of period ($ millions)               $237.5         $193.8       $121.2       $103.9        $66.1        $41.9
Ratio of expenses to average net assets               0.40%(d)       0.40%        0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                    4.61%(d)       5.16%        5.27%        5.07%        5.55%        4.03%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
Notes to Financial Statements
June 30, 1999
(unaudited)

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund is divided into seven separate series (the "Portfolio(s)"), each with its own investment objective and policies. The seven Portfolios of the Fund are: Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood (LB) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth Portfolio that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions and Investment Income

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income and Money Market Portfolios, quarterly for the Growth Portfolio, and annually for the Opportunity Growth, Mid Cap Growth and World Growth Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Options, Financial Futures and Forward Foreign
Currency Contracts

The Fund, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income Portfolio earned $141,797 from such fees for the six month period ended June 30, 1999.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Investment Advisory Fees

Each Portfolio pays Lutheran Brotherhood, the Fund's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth, Mid Cap Growth, Growth, High Yield, Income and Money Market Portfolios, 0.40%; World Growth Portfolio, 0.85%.

Lutheran Brotherhood pays Rowe Price-Fleming International, Inc. an annual sub-advisory fee for the performance of sub-advisory services for the World Growth Portfolio. For these services, Lutheran Brotherhood pays a portion of an annual sub-advisory fee equal to 0.50% of combined average daily net assets of the World Growth Portfolio and Lutheran Brotherhood World Growth Fund. Rowe Price-Fleming voluntarily agreed to reduce its sub-advisory fee to 0.45% of average daily net assets when combined average daily net assets exceed $500 million. Rowe Price-Fleming has also agreed to a transitional fee waiver which will gradually reduce sub-advisory fees from 0.50% to 0.45% of combined average daily net assets. The transitional fee waiver is in effect when combined average daily net assets are between $450 and $500 million. The total dollar amount paid by Lutheran Brotherhood to Rowe Price-Fleming under the investment sub-advisory contract for World Growth Portfolio for the six months ended June 30, 1999 was $891,941.

Lutheran Brotherhood pays T. Rowe Price Associates an annual sub-advisory fee for the performance of sub-advisory services for the Opportunity Growth Portfolio. For these services, Lutheran Brotherhood pays an annual sub-advisory fee equal to 0.30% of all the Opportunity Growth Portfolio's annual average daily net assets. The total dollar amount paid by Lutheran Brotherhood to T. Rowe Price Associates under the investment sub-advisory contract for Opportunity Growth Portfolio for the six months ended June 30, 1999 was $501,528.

Other Expenses

All other expenses associated with operating the Fund are paid or reimbursed to the Fund by LB and LBVIP pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence.

The Fund has adopted a director fee deferral plan which allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Lutheran Brotherhood and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the six months ended June 30, 1999, a distribution from net realized capital gains of $341,902,994 was paid by the Growth
Portfolio. This distribution related to net capital gains realized during the year ended December 31, 1998.

(5) CAPITAL LOSS CARRYOVER

At December 31, 1998, the Opportunity Growth, Mid Cap Growth, World Growth, High Yield, and Income Portfolios had accumulated net realized capital loss carryovers expiring as follows:

    Expiration     Opportunity        Mid Cap            World
    Year              Growth           Growth            Growth
    ----------    --------------   --------------   --------------
    2006           $38,177,716       $4,231,061       $3,750,242
                   ===========       ==========       ==========

    Expiration                        High Yield        Income
    Year                              Portfolio        Portfolio
    ----------                     --------------   --------------
    2002                                     --       $1,019,053
    2004                                     --        3,667,020
    2006                             $4,536,501               --
                                     ----------       ----------
                                     $4,536,501       $4,686,073
                                     ==========       ==========

To the extent these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the six months ended June 30, 1999, the cost of purchases and the proceeds from sales of investment securities other than U.S.
Government and short term securities were as follows:

                                             In thousands
                                    ---------------------------
Portfolio                              Purchases       Sales
----------                           -------------  -----------
Opportunity Growth                    $   70,928     $   89,668
Mid Cap Growth                           112,952         74,497
World Growth                              50,801         37,096
Growth                                 2,456,688      2,255,340
High Yield                               464,209        428,264
Income                                   272,977        213,758

Purchases and sales of U.S. Government securities were:

                                             In thousands
                                    ---------------------------
Portfolio                              Purchases       Sales
----------                          ---------------------------
Growth                                  $  9,423       $ 17,807
Income                                   216,548        253,879

Investments in Restricted Securities

The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $409,864 at June 30, 1999, which represented 0.03% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities

The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments

The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 1999 were as follows:


                                  Mid Cap Growth Portfolio            Growth Portfolio                Income Portfolio
                               ----------------------------    ----------------------------    ----------------------------
                                Number of         Premium       Number of         Premium       Number of         Premium
                                Contracts         Amount        Contracts         Amount        Contracts         Amount
                               ------------    ------------    ------------    ------------    ------------    ------------
Balance at December 31, 1998             81    $     24,658             333    $    134,098             400   $     245,760
Opened                                                               24,108       7,612,744           1,600         652,958
Closed                                  (50)        (16,807)        (18,632)     (6,496,007)         (1,350)       (707,450)
Expired                                 (31)         (7,851)         (5,030)       (961,304)           (650)       (191,268)
Exercised                                                              (779)       (289,531)
                               ------------    ------------    ------------    ------------    ------------    ------------
Balance at June 30, 1999                 --    $         --              --    $         --              --    $         --
                               ============    ============    ============    ============    ============    ============


(7) CAPITAL STOCK
Authorized capital stock consists of two billion shares as follows:

                           Shares               Par
Portfolio                Authorized            Value
-------------------      -----------        ----------
Opportunity Growth       200,000,000          $ 0.01
Mid Cap Growth           200,000,000          $ 0.01
World Growth             200,000,000          $ 0.01
Growth                   400,000,000          $ 0.01
High Yield               200,000,000          $ 0.01
Income                   400,000,000          $ 0.01
Money Market             400,000,000          $ 0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.

Transactions in capital stock were as follows:


                               Opportunity     Mid Cap        World                        High                         Money
                                 Growth        Growth         Growth        Growth         Yield          Income        Market
                             ------------    ----------     ----------    -----------    -----------   -----------  -------------
Shares outstanding at
December 31, 1997              33,897,420            --     25,826,988    112,406,211    128,831,291    88,782,557    121,167,155
Shares sold                     2,767,211     9,154,232      3,959,733     12,852,681     15,926,615    13,351,834    130,085,700
Shares issued on
reinvestment of dividends
and distributions                 441,302        28,428        686,747     20,455,417     16,628,892     5,817,896      7,416,439
Shares redeemed                (3,446,650)     (585,678)    (1,286,464)    (4,476,400)    (5,514,257)   (2,734,184)   (64,860,589)
                             ------------    ----------     ----------    -----------    -----------   -----------  -------------
Shares outstanding at
December 31, 1998              33,659,283     8,596,982     29,187,004    141,237,909    155,872,541   105,218,103    193,808,705
Shares sold                       474,745     3,287,716      2,163,159      5,605,501      3,203,629     5,818,341     75,811,600
Shares issued on
reinvestment of dividends
and distributions                      --            --             --     16,290,073      8,410,438     3,219,845      4,993,358
Shares redeemed                (2,765,715)     (143,615)      (654,583)    (2,285,749)    (5,400,811)   (1,814,119)   (37,134,145)
                             ------------    ----------     ----------    -----------    -----------   -----------  -------------
Shares outstanding at
June 30, 1999                  31,368,313    11,741,083     30,695,580    160,847,734    162,085,797   112,442,170    237,479,518
                             ============     =========     ==========    ===========    ===========   ===========  =============



LB SERIES FUND, INC.

OPPORTUNITY GROWTH PORTFOLIO
MID CAP GROWTH PORTFOLIO
WORLD GROWTH PORTFOLIO
GROWTH PORTFOLIO
HIGH YIELD PORTFOLIO
INCOME PORTFOLIO
MONEY MARKET PORTFOLIO

DIRECTORS

Rolf F. Bjelland
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson

OFFICERS

Rolf F. Bjelland                  Brenda J. Pederson
Chairman and President            Vice President

Wade M. Voigt                     Richard B. Ruckdashel
Treasurer                         Vice President

Otis F. Hilbert                   James R. Olson
Secretary and Vice President      Vice President

Randall L. Boushek                John C. Bjork
Vice President                    Assistant Secretary

Frederick P. Johnson              Rand E. Mattsson
Vice President                    Assistant Treasurer

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.


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Minneapolis, MN
Permit No. 1202

We're Listening to You!
In response to contract owner concerns regarding multiple mailings, we are sending one LB Series Fund, Inc., Semiannual Report to each household. This consolidation helps reduce printing and postage costs, thereby saving contract owners' money. If you wish to receive an additional copy of this Semiannual Report, call us toll free at 1-800-990-6290.

VP 54 (6/99)

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